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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7978
ING Mayflower Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2011 to October 31, 2012
Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-l under the Act (17 CFR 270.30e-l):

Annual Report

October 31, 2012

Classes A, B, C, I, O, R and W

Global and International Funds
■  ING Diversified International Fund
■  ING Global Bond Fund
■  ING Global Value Choice Fund
■  ING Index Plus International Equity Fund
■  ING International Small Cap Fund
■  ING International Value Choice Fund
■  ING International Value Fund
■  ING Russia Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	23
Report of Independent Registered Public Accounting Firm	25
Statements of Assets and Liabilities	26
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	36
Notes to Financial Statements	42
Summary Portfolios of Investments	63
Tax Information	101
Trustee and Officer Information	103
Advisory Contract Approval Discussion	107

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Seeking Certainty

Dear Shareholder,

It’s been said that history doesn’t repeat; it rhymes. Human societies have always been competitive, their destinies uncertain; the resulting quest for safety and security has prompted attempts by the wealthy and powerful to lock in their advantages.

In 1494, Spain and Portugal, then the preeminent navigational powers of Europe, signed the Treaty of Tordesillas in which the Pope divided the New World into two zones of Spanish or Portuguese control. At the time it seemed an effective way to avoid costly skirmishes as empire building got underway. However, countries such as England and France, left out of the treaty, ignored it and pursued their own interests aggressively. Numerous wars and political intrigues followed, and ultimately both Portugal and Spain lost their status as world powers.

In our own time we’ve seen the unwinding of the competition and alliances that defined the Cold War era until the demise of the Soviet Union in 1991. During that period, a few wealthy and powerful nations called the shots for either capitalism or communism, and most other nations followed their lead. In the Cold War’s aftermath, individual nations have pursued their own interests. Competition has increased, and capital has readily flowed to areas offering the greatest returns. As a result, the balance of economic power has shifted dramatically. Once-poor nations have grown wealthy, and some wealthy nations have lost stature as investment, jobs and technological leadership moved to other shores.

In today’s turbulent world, economic and political pressures suggest that people will seek relief from uncertainty, and new alignments of power may emerge that we haven’t even imagined. Considering this as an investor, should you embrace the dynamic but unclear global opportunities that may be opening up? Or should you tighten your grip on what you know?

At ING Funds we believe in respect for the lessons of history as context for new investment ideas. Toward that end, we advocate well-diversified portfolios that focus on long-term needs rather than trying to exploit each passing fad or fashion. We believe it’s best to take well-understood, well-managed risks, with a focus on your goals. In some cases that may mean embracing the new, in other instances it can mean staying with the familiar.

As always, we recommend discussing any investment ideas and potential portfolio changes thoroughly with your investment advisor before taking any action. We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
November 30, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2012

In the first half of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends gained an impressive 8.71%, including the best first quarter rally since 1998. But in the two months from early April, the index slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. From there the recovery was just as dramatic, not because the data suddenly improved: far from it. It was because central banks, by their actions, made risky assets much more attractive. For the whole fiscal year the Index gained 11.10%. (The MSCI World IndexSM returned 9.45% for the one year ended October 31, 2012, measured in U.S. dollars.)

Much of the first half’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast, the three-month average of 245,000 new jobs reported in March slumped to only 94,000 jobs in September. The October report was contradictory, with employers reporting a mediocre 114,000 new jobs created, but 86,000 added to prior months’ estimates. The unemployment rate fell to 7.8% on the basis of an 873,000 increase in the numbers employed, but temporary jobs accounted for two thirds of the increase.

By October, other economic data, from average hourly earnings growth to manufacturing activity and industrial production to gross domestic product (“GDP”) growth were mostly unconvincing. There was some relief in the housing market, however. The final S&P/Case-Shiller 20-City Composite Home Price Index rose for the third month year-over-year.

Also clearly slowing was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the dearth of good news, the MSCI World IndexSM ended October over 12% above the low point reached in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

Disillusionment with the European Central Bank’s (“ECB”) Longer Term Refinancing Operations quickly set in, amid a growing backlash against fiscal austerity. In June, a recapitalization bailout for Spain’s shaky banks worth up to €100 billion was tortuously agreed. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, ECB President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” In September, Draghi announced that through “Outright Monetary Transactions”, under certain conditions, the ECB would buy without limitation the 1-3 year bonds on the secondary market of a country in difficulties. German Chancellor Merkel crucially expressed support.

Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing that was different from the first two: it was open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially”. Exceptionally low policy interest rates would extend to at least mid-2015.

So the period ended with central bankers sounding increasingly determined to put a floor under the euro and the prices of risky assets. With little else attractive to invest in, this was enough to give those prices a boost.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 5.25% in the one year ended October 31, 2012. While the Barclays Capital U.S. Treasury Index, a sub-index of the BCAB index, underperformed slightly with a return of 3.66%, long-dated Treasuries returned a remarkable 10.40%, just ahead of another sub-index, the Barclays Capital U.S. Investment Grade Corporate Bond Index which rose 10.21%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained an equity-like 13.58%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 15.21% in the one year ended October 31, 2012. By sector, telecommunications led the way with a return of 26.22%, followed by healthcare with a return of 22.12%. No sector incurred a loss, but energy and materials (respectively 6.51% and 7.41%) suffered from the weakening outlook for global growth. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, but analysts forecast slippage in the third.

In currency markets, the ongoing euro zone crisis drove the dollar up 6.93% against the euro over the fiscal year. But the dollar slipped 0.26% against the pound, reflecting its own “safe haven” status as a sovereign currency with liquid U.K. government bond markets. The dollar gained 2.05% to the yen, which had been trading near post-war high levels as the year started and fell as the Bank of Japan repeatedly threatened intervention.

In international markets, the MSCI Japan® Index did not participate in the rally, ending the fiscal year down 0.86%, having been ahead nearly 15% in March. The market fell harder than others in April and May as investors fretted about the effect of the euro zone crisis and the slowdown in China on Japan’s export focused economy. The MSCI Europe ex UK® Index added 12.29% for the one year ended October 31, 2012, due to central bank initiatives as the economic news was unremittingly bad, including falling GDP and record unemployment at 11.6%. The MSCI UK® Index rose by less: 8.61%. The market was weighed down by its near one third exposure to energy and materials stocks, sectors which suffered negative returns as concern about global growth intensified.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Investment Grade Corporate Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI All Country World (ex-US) IndexSM
A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index
A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

BENCHMARK DESCRIPTIONS

Index	Description
S&P Developed ex-US SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

S&P Euro-Pacific Asia Composite SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US $50 million.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING DIVERSIFIED INTERNATIONAL FUND	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of October 31, 2012 (percent of net assets)
International Equity	85%
Emerging Markets	15%

Portfolio holdings are subject to change daily.

ING Diversified International Fund (“Diversified International” or the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Asset Allocation Committee.(1)

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.19% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-US”) which returned 3.98% for the same period.

Portfolio Specifics: The Fund’s strategic allocation consists of MSCI EAFE® 40%, MSCI EAFE® Growth 20%, MSCI EAFE® Value 20%, MSCI Emerging Markets 15% and MSCI EAFE® Small Cap 5%. During the second calendar quarter of 2012, the Fund eliminated its strategic allocation to international real estate investment trusts, which had previously been 5%, and reduced its strategic allocation to MSCI EAFE® Small Cap from 10% to 5%. The Fund’s strategic allocation to MSCI EAFE® increased from 30% to 40% as a result of these changes. The strategic allocation changes were made with the intention of reducing the Fund’s overall volatility and improving its risk-adjusted returns.

While the Fund’s strategic allocation to MSCI EAFE® Value remained constant during the period, the Fund reduced its target allocation to the ING International Value Fund and added the iShares MSCI EAFE® Value Index Fund.

The Fund’s performance relative to its benchmark was largely related to the performance of the underlying funds. ING International Core Fund, ING International Growth Fund, and ING International Small Cap Fund, which in aggregate represent close to 65% of the Fund’s assets, outperformed their respective benchmarks. Conversely, ING International Value Fund and ING Emerging Markets Equity Fund underperformed their respective benchmarks and detracted from the Fund’s performance.

The Fund’s strategic allocation differs in some respects from the allocation underlying its benchmark. The effect of this was positive over the reporting period as the Fund benefited from its exposure to international small capitalization and international real estate companies. The Fund also benefited from its structural underweighting in Canadian equities which underperformed the benchmark.

Current Strategy and Outlook: Sovereign debt issues in Europe and debates over a hard landing in China dominated the headlines within international markets over the period and continue to present meaningful risks. Within Europe, the European Central Bank’s announcement of its bond-purchase program was successful in lowering yields in the peripheral countries. However, the onus is now on the sovereign governments to take the next step and formally request assistance, something no politician is eager to do because of the conditions that may be attached to such assistance. China has begun to show signs of stabilization but data have been mixed. For example, recent reports on new loan growth were strong but came in below consensus. Nonetheless, money supply growth surprised on the upside. As a result of the lack of clarity in Europe and China, we maintain a neutral tactical asset allocation position.

(1)	The members of the Asset Allocation Committee are: Halvard Kvaale, Paul Zemsky and Heather Hackett. Effective August 30, 2012, Bill Evans was replaced with Halvard Kvaale as a member of the Asset Allocation Committee.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING DIVERSIFIED INTERNATIONAL FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	Since Inception of Classes A, B, C and I December 21, 2005		Since Inception of Class O June 4, 2008		Since Inception of Class R December 12, 2006		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(0.90)%	(7.59)%	0.20%		—		—		—
Class B(2)	(0.63)%	(7.52)%	0.33%		—		—		—
Class C(3)	3.39%	(7.21)%	0.30%		—		—		—
Class I	5.43%	(6.25)%	1.29%		—		—		—
Class O	5.09%	—	—		(4.83)%		—		—
Class R	4.87%	(6.70)%	—		—		(2.44)%		—
Class W	5.48%	—	—		—		—		(2.96)%
Excluding Sales Charge:
Class A	5.19%	(6.50)%	1.07%		—		—		—
Class B	4.37%	(7.19)%	0.33%		—		—		—
Class C	4.39%	(7.21)%	0.30%		—		—		—
Class I	5.43%	(6.25)%	1.29%		—		—		—
Class O	5.09%	—	—		(4.83)%		—		—
Class R	4.87%	(6.70)%	—		—		(2.44)%		—
Class W	5.48%	—	—		—		—		(2.96)%
MSCI ACWI ex-US	3.98%	(5.08)%	2.83	%(4)	(3.96	)%(5)	(0.26	)%(6)	(2.04	)%(7)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Diversified International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from January 1, 2006.

(5)	Since inception performance for the index is shown from June 1, 2008.

(6)	Since inception performance for the index is shown from December 1, 2006.

(7)	Since inception performance for the index is shown from February 1, 2008.

ING GLOBAL BOND FUND	PORTFOLIO MANAGERS’ REPORT

	Geographic Diversification as of October 31, 2012 (as a percentage of net assets)
	United States	41.8%
	Brazil	8.3%
	Italy	5.5%
	Mexico	4.9%
	France	3.7%
	South Africa	3.4%
	Germany	2.3%
	Russia	2.2%
	Malaysia	0.6%
	Countries between 0.0%–1.9%ˆ	17.7%
	Assets in Excess of Other Liabilities*	9.6%
	Net Assets	100.0%

*	Includes short-term investments and purchased options.
ˆ	Includes 51 countries, which each represents 0.0%–1.9% of net assets.

	Portfolio holdings are subject to change daily.

ING Global Bond Fund (“Global Bond” or the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Christine Hurtsellers, Michael Mata and Robert Robis, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.69% compared to the Barclays Capital Global Aggregate Index (“BCGA Index”), which returned 3.54% for the same period. Class A shares had $0.17 per share of return of capital for the year ended October 31, 2012.

Portfolio Specifics: The Fund outperformed its benchmark for the reporting period, thanks to strong contributions from credit allocations and sector selection. Active currency management and interest rate decisions contributed as well, to a lesser degree. A strong year for credit markets helped generate good total returns across most fixed income classes, despite uncertainty about fiscal policies and election outcomes in Europe and the United States, and slowing global economic growth. Two major periods of risk aversion, November 2011 and May 2012, were related to the ongoing sovereign debt crisis in peripheral Europe. Supportive policy responses from the European Central Bank (“ECB”) and the U.S. Federal Reserve (“Fed”) helped stabilize financial markets, but not without investors suffering periods of acute market volatility.

The Fund maintained overweight core allocations to domestic credit sectors (U.S. investment grade and high yield corporates, and mortgage-backed securities) and emerging market (“EM”) credit sectors such as U.S.-dollar-denominated sovereigns and corporates. The Fund’s above average credit allocation benefited returns. Near period-end we lowered the Fund’s U.S. high yield allocation as valuations became expensive, shifting to what we believe are more attractively valued EM corporate bonds and other sectors.

The Fund maintained a core overweight of EM currency exposure versus the euro, favoring high quality, higher yielding currencies we felt could best deal with periods of heightened volatility and slowing global growth. Among these were the Mexican peso, Brazilian real, Malaysian ringgit and Russian ruble. Active currency management helped offset the drag on returns that would normally be expected in a period of U.S. dollar strength.

Top Ten Holdings as of October 31, 2012* (as a percentage of net assets)
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	6.5%
France Government Bond OAT, 2.250%, 10/25/22	3.7%
United States Treasury Bond, 2.750%, 08/15/42	2.9%
Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	2.8%
Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/22	2.5%
Mexican Bonos, 7.750%, 11/13/42	2.0%
Freddie Mac, 1.000%, 09/29/17	1.9%
Netherlands Government Bond, 4.500%, 07/15/17	1.6%
South Africa Government Bond, 8.750%, 02/28/48	1.6%
Petroleos Mexicanos, 7.650%, 11/24/21	1.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

The Fund had no exposure to Japanese government debt and generally avoided the most troubled parts of Europe during the fiscal year. Only in August, after the ECB pledged support for troubled sovereign markets, did the Fund tentatively re-enter Europe — adding Italian bonds, the only peripheral European country whose debt appears sustainable at current yield levels. We also reduced underweights in European currencies. Though more constructive on the euro zone than we’ve been in some time, we remain cautious awaiting clarity about the actual funding needs of the most indebted nations, notably Spain.

We adapted interest rate exposure to sharp changes in market sentiment stemming from central bank activity, such as the Fed’s third round of quantitative easing . The Fund generally had lower exposure to developed market interest rates and greater exposure to local currency EM rates. We favored Brazil, Australia, Russia and Chile — countries with higher interest rates that we expected to remain stable or decline because of slowing economic growth. At various points during the period, the Fund took advantage of short-term rises in U.K. gilt yields by tactically overweighting U.K. duration, as the Bank of England was engaged in quantitative easing measures designed to keep U.K. gilt yields from rising over the longer-term.

Derivatives were used to manage currency and duration exposures and generally helped results. Currency forwards were the primary tool for gaining currency exposure. A significant portion of local currency EM rate exposure was derived with interest rate swaps.

Current Strategy and Outlook: We think U.S. credit valuations are less attractive than a year ago, but Fed actions to suppress Treasury yields will remain supportive for credit products. We believe two thousand thirteen will be a year where a greater share of returns will come from earning yield than from spread compression, though we don’t expect meaningful spread widening in most sectors.

The Fund will seek to enhance yield through interest-rate positioning, favoring such countries as Mexico, Chile and Italy while underweighting Japan and the United States. We believe the Obama administration and Congress will compromise on the “fiscal cliff” and avoid the debt ceiling, allowing Treasury yields to rise somewhat as reduced uncertainty triggers outflows from safe assets. Should the rate rise during 2013, the Fund will seek to underweight U.S. yields tactically.

We continue to favor U.S. and foreign corporate bonds, emerging market local and hard currency bonds, as well as mortgage-backed securities. We expect to maintain underweight exposure to German interest rates in favor of Italy, and may also underweight France against Germany. The Fund continues to seek tactical interest rate opportunities within the U.K. and Eastern Europe.

We believe global growth should improve and generally support emerging economies. We favor EM corporates and sovereigns and remain focused on EM currencies such as the rupee, Mexican peso and ruble. We are bearish on the euro but believe ECB and Fed actions have taken the bad news out of peripheral Europe, which could provide opportunities in Eastern European economies such as Poland. China’s economy appears to have resumed growth, which should benefit the Korean won and Malaysian ringgit.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL BOND FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	Since Inception of Classes A, B, C and I June 30, 2006		Since Inception of Class O June 4, 2008		Since Inception of Class R August 5, 2011		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	3.06%	7.48%	7.53%		—		—		—
Class B(2)	(0.16)%	6.89%	7.52%		—		—		—
Class C(3)	3.87%	7.21%	7.56%		—		—		—
Class I	5.94%	8.47%	8.77%		—		—		—
Class O	5.62%	—	—		7.48%		—		—
Class R	5.30%	—	—		—		2.92%		—
Class W	5.89%	—	—		—		—		7.45%
Excluding Sales Charge:
Class A	5.69%	8.02%	8.36%		—		—		—
Class B	4.78%	7.20%	7.52%		—		—		—
Class C	4.86%	7.21%	7.56%		—		—		—
Class I	5.94%	8.47%	8.77%		—		—		—
Class O	5.62%	—	—		7.48%		—		—
Class R	5.30%	—	—		—		2.92%		—
Class W	5.89%	—	—		—		—		7.45%
Barclays Capital Global Aggregate Index	3.54%	5.85%	6.53	%(4)	5.45	%(5)	3.02	%(6)	6.35%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, and the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from July 1, 2006.

(5)	Since inception performance for the index is shown from June 1, 2008.

(6)	Since inception performance for the index is shown from August 1, 2011.

ING GLOBAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2012 (as a percentage of net assets)
	United States	28.5%
	Canada	13.5%
	Japan	11.6%
	France	9.9%
	Russia	4.6%
	South Korea	4.0%
	United Kingdom	4.0%
	South Africa	3.7%
	Brazil	3.6%
	Countries between 0.0%-3.4%ˆ	13.1%
	Assets in Excess of Other Liabilities*	3.5%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 12 countries, which each represents 0.0%–3.4% of net assets.

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund (“Global Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Emily Alejos and Andrew Thelen, Portfolio Managers of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.*

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (7.71)% compared to the MSCI All Country World IndexSM (“MSCI ACWI”) which returned 8.55% for the same period.

Portfolio Specifics: The Fund had negative absolute returns during the twelve-month period ending October 31, 2012, and underperformed its benchmark, the MSCI ACWI. In both relative and absolute terms, the Fund experienced a significant amount of its negative performance in March, April and May 2012 — although the Fund generated positive performance and outperformed versus its benchmark in the last three months of the period.

Because of the wide-spread investor focus on top-down information, stock movements were not always dictated by individual company operational performance, and created a challenge for our fundamentals-oriented, differentiated portfolio. It appears that uncertain investors were finding companies with current cash flow and earnings growth worth purchasing even at a premium, while discounting companies without such characteristics. Notwithstanding the period’s performance, though, we remain committed to the same value philosophy and research-centric process — we buy companies when they are trading at what we believe to be a significant discount to intrinsic value.

This approach was out of favor over the reporting period, and was particularly reflected in the Fund’s materials, utilities, and energy sectors. Russian power generating and power production company RusHydro OJSC detracted most from the Fund during the period. We find depressed valuations and performance reflect excessive concerns about Russia’s political landscape. We believe the concerns don’t account for the value of the company’s assets and their existing earnings potential. Russia has a mostly deregulated power market in which expensive thermal generation sets the marginal price. Being a low cost provider, we believe RusHydro is well-placed to benefit from increasing power prices and capacity growth.

Top Ten Holdings as of October 31, 2012* (as a percentage of net assets)
Electricite de France SA	4.0%
Barrick Gold Corp.	3.4%
Cameco Corp.	3.2%
Polyus Gold International Ltd.	2.2%
Federal Hydrogenerating Co. JSC ADR	2.1%
Southwest Airlines Co.	2.1%
American International Group, Inc.	2.0%
Gazprom OAO ADR	2.0%
Newcrest Mining Ltd.	2.0%
ERG S.p.A.	1.9%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

We believe current growth-oriented sentiments seem to be overdone, and towards the end of the period saw progress toward stabilization of the portfolio’s performance. The information technology sector was the second largest relative contributor in the portfolio over the quarter, led by hard disk drive manufacturer Western Digital Corporation, the Fund’s top individual contributor to performance. We believe Western Digital has been able to build a stable position within the oligopoly of global hard disk companies, allowing for share buy-backs and the initiation of a dividend.

Current Strategy and Outlook: Though we are pleased that the Fund’s performance improved towards the end of the reporting period, we are not complacent, and we remain focused on attempting to add long-term value. We’re actively buying on any pricing weakness in our high-conviction selections, and we’re constantly reviewing our holdings to determine if any developments justify a re-evaluation of our theses. While a period such as this can be quite trying, our bottom-up, company-specific analysis leads us to believe the Fund currently offers opportunity.

*	On September 6, 2012, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-adviser, name and principal investment strategies. The Fund will be renamed ING International Value Equity Fund. Effective November 30, 2012, the Fund will be managed by ING Investment Management Co. LLC under an interim sub-advisory agreement with subsequent changes to the Fund’s principal investment strategies, pending shareholder approval of a permanent sub-advisory agreement. The shareholder vote is expected to take place on or about March 12, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class I September 6, 2006		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	(13.02)%	0.26%	8.90%	—		—
Class B(2)	(12.50)%	0.34%	8.78%	—		—
Class C(3)	(9.18)%	0.70%	8.79%	—		—
Class I	(7.54)%	1.79%	—	6.40%		—
Class W	(7.43)%	—	—	—		7.30%
Excluding Sales Charge:
Class A	(7.71)%	1.46%	9.54%	—		—
Class B	(8.35)%	0.70%	8.78%	—		—
Class C	(8.36)%	0.70%	8.79%	—		—
Class I	(7.54)%	1.79%	—	6.40%		—
Class W	(7.43)%	—		—		7.30%
MSCI ACWISM*	8.55%	(2.95)%	7.77%	1.89	%(4)	11.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from February 1, 2005.

(5)	Since inception performance for the index is shown from January 1, 2006.

ING INDEX PLUS INTERNATIONAL EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2012 (as a percentage of net assets)
	United Kingdom	20.7%
	Japan	19.2%
	France	8.9%
	Australia	8.8%
	Switzerland	8.1%
	Germany	7.8%
	Netherlands	4.8%
	Spain	3.3%
	Sweden	3.2%
	Hong Kong	2.9%
	Countries between 0.1%-1.8%ˆ	9.6%
	Assets in Excess of Other Liabilities*	2.7%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 14 countries, which each represents 0.1%–1.8% of net assets.

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund (“Index Plus International Equity” or the “Fund”) seeks to outperform the total return performance of the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) while maintaining a market level of risk. The Fund is managed by Sam Lam and Vincent Costa, Portfolio Managers, ING Investment Management Co. LLC — the Sub Adviser.

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.50% compared to the MSCI EAFE® Index, which returned 4.61% for the same period.

Portfolio Specifics: Market performance, as measured by the MSCI EAFE® Index, followed a down-up, see-saw pattern for the reporting period. The index fell in the first fiscal quarter ended January 31, 2012; it rose in the second fiscal quarter, only to fall again in the third fiscal quarter and then finished the reporting period with a positive fourth fiscal quarter. Throughout the period, the significant drivers of market performance and underlying investor sentiment were similar to 2011: concern about the sovereign debt crisis in the euro zone, disappointingly slow economic recovery in the United States and worries about the global impact of slowing economic growth in China.

The Fund’s portfolio construction models performed effectively for the period. The Fund outperformed prior to the deduction of fees and expenses, which was due primarily to security selection, with a lesser contribution from sector allocation.

Security selection among the industrials, consumer staples and information technology sectors had the biggest positive impact on performance. Security selection in materials had the biggest negative impact on performance. Positions that contributed most to positive performance were overweights in Deutsche Post AG and Koninklijke Philips Electronics N.V., and an underweight in Nokia Corp. Positions that detracted the most from performance included overweights in Actividades de Construccion y Servicios S.A., Iluka Resources Ltd. and Indra Sistemas S.A. Regional allocation and stock selection added value in all major regions, especially stock selection in Developed Asia ex Japan.

Top Ten Holdings as of October 31, 2012* (as a percentage of net assets)
Nestle S.A.	1.6%
HSBC Holdings PLC	1.5%
Roche Holding AG — Genusschein	1.4%
Sanofi-Aventis	1.2%
Novartis AG	1.2%
BASF AG	1.1%
British American Tobacco PLC	1.1%
BP PLC	1.1%
BHP Billiton Ltd.	1.1%
Royal Dutch Shell PLC — Class B	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

During the period the Fund used currency forwards to manage its currency risks. Currency forwards benefited Fund results for the period. The Fund also used index futures and shares of exchange-traded funds, which had a slight negative impact on results.

Current Strategy and Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advance forecasting techniques to determine which stocks to overweight or underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a portfolio designed to maximize return and control for risk relative to the benchmark.

*	On November 29, 2012, the Fund’s Board of Trustees approved the liquidation of the Fund to be effective on or about February 22, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS INTERNATIONAL EQUITY FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	Since Inception of Classes A and I December 21, 2005		Since Inception of Classes B and C January 12, 2006		Since Inception of Class O November 9, 2007		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	(1.46)%	(7.85)%	(0.68)%		—		—		—
Class B(2)	(1.35)%	(7.78)%	—		(1.07)%		—		—
Class C(3)	2.71%	(7.46)%	—		(1.10)%		—
Class I	5.04%	(6.32)%	0.69%		—		—		—
Class O	4.55%	—	—		—		(5.58)%		—
Class W	4.73%	—	—		—		—		2.32%
Excluding Sales Charge:
Class A	4.50%	(6.76)%	0.18%		—		—		—
Class B	3.65%	(7.46)%	—		(1.07)%		—		—
Class C	3.71%	(7.46)%	—		(1.10)%		—		—
Class I	5.04%	(6.32)%	0.69%		—		—		—
Class O	4.55%	—	—		—		(5.58)%		—
Class W	4.73%	—	—		—		—		2.32%
MSCI EAFE® Index	4.61%	(5.81)%	1.42	%(4)	1.42	%(4)	(5.81	)%(5)	(4.50	)%(6)

Based on a$10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus International Equity Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from January 1, 2006.

(5)	Since inception performance for the index is shown from November 1, 2007.

(6)	Since inception performance for the index is shown from August 1, 2011.

ING INTERNATIONAL SMALL CAP FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2012 (as a percentage of net assets)
	Japan	18.3%
	United Kingdom	17.4%
	Germany	10.0%
	Australia	6.2%
	France	4.5%
	Hong Kong	4.1%
	Switzerland	4.0%
	Canada	3.9%
	Italy	3.3%
	South Korea	3.0%
	Countries between 0.0%–3.0%ˆ	23.2%
	Assets in Excess of Other Liabilities*	2.1%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 30 countries, which each represents 0.0%–3.0% of net assets.

Portfolio holdings are subject to change daily.

ING International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Schroder Investment Management North America Inc. (“Schroder”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Director, Portfolio Management, Constantine P. Pageorgiou, Ph.D., CFA, Senior Vice President and Senior Portfolio Manager, and Patrick J. McCafferty, CFA, Senior Vice President, all Portfolio Managers of the portion of the Fund that is managed by Acadian, and Matthew Dobbs, Portfolio Manager of the portion of the Fund that is managed by Schroder.

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.62% compared to the S&P Developed ex-US SmallCap Index and the S&P Euro-Pacific Asia Composite (“EPAC”) SmallCap Index, which returned 5.12% and 5.92%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-US SmallCap Index by approximately 479 basis points (“bps”) for the year ended October 31, 2012. This was driven largely by active stock selection but with some additional return from active country positions. The strongest stock return was seen in Japan and Canada, with Korea, Australia, Hong Kong, Germany and Switzerland also making significant contributions. Stock selection was most successful in industrials, materials and financials. Among the top-contributing holdings for the year were Japan’s Kanematsu Corp., Canada’s Primero Mining and FlexiGroup in Australia. Stock selection was less successful in the U.K., with Cape PLC serving as one of the Sleeve’s top detractors over the period. On the country side, the Sleeve saw gains from several positions including the overweight in Singapore, the opportunistic allocations to Thailand and Malaysia, and the active underweights in Australia and Spain. The underweight in the U.K. was the main negative from a country positioning perspective.

Schroder Sleeve — The Sleeve underperformed the S&P EPAC SmallCap Index by approximately 216 basis points for the year ended October 31, 2012. International small cap equities made modest positive progress over the year with the S&P EPAC SmallCap Index marginally outperforming larger peers as represented by the S&P Large/Midcap Index.

The Sleeve’s performance has lagged the benchmark over the period, primarily due to stock selection in the Developed Asian markets. In Japan shortfalls have been primarily in the consumer discretionary and industrial sectors, with sentiment generally subdued on cyclical exporters given the slowdown in major trading partners and the political tensions with China. In the rest of Asia, weak spots have been among energy stocks and stocks with China exposure. A lesser headwind has been stock selection in the United Kingdom, with shortfalls in energy and consumer discretionary more than offsetting positive selection among industrials.

Top Ten Holdings as of October 31, 2012 (as a percentage of net assets)
Rheinmetall AG	0.9%
Draegerwerk AG & Co. KGaA	0.9%
Drax Group PLC	0.9%
Forbo Holding AG	0.9%
Aurubis AG	0.8%
Kanematsu Corp.	0.7%
Yuasa Trading Co., Ltd.	0.7%
Helvetia Holding AG	0.6%
Dorel Industries, Inc.	0.7%
Techtronic Industries Co.	0.6%

Portfolio holdings are subject to change daily.

Areas of positive impact included continental Europe, where financials selection was strong, with lesser benefit from telecommunications and industrials. The Sleeve’s emerging market stocks also did well.

Current Strategy and Outlook: Acadian Sleeve — Significant uncertainties around the globe seem likely to prevent a clear direction in equity markets from developing in the near term. Although worries of a euro zone breakup have been tempered for now, the longer-term integration issues in the region remain largely unresolved. The likelihood of continued political gridlock in the U.S., with the specter of a fiscal cliff at year-end, is another area investors will watch closely. Meanwhile geopolitical stresses, particularly surrounding the Middle East, also point to continued uncertainty in market sentiment.

The Sleeve’s strategy is to remain consistently positioned with exposure to attractive valuation, supported by price momentum, financial quality and improving earnings. We believe that current portfolio positioning, driven largely by bottom-up stock selection, is well diversified and includes opportunistic emerging markets exposure to India, Taiwan, Thailand, Turkey, Mexico and Malaysia. The Sleeve has overweighted allocations to Japan, Germany, and Singapore. There is less active emphasis on the U.K., France, Australia, Switzerland, France, Canada and Spain.

Schroder Sleeve — Our focus remains upon identifying companies offering what we believe are sustainable long-term growth prospects accompanied by strong management and sound financials. However, the positioning of the Sleeve has reflected our belief that, in most markets, cyclical growth stocks and sectors offer attractive value compared to very defensive stocks and sectors. This has proved an unrewarding stance in most markets as investors continued to seek safe havens at the expense of long-term value. However, we see no reason to change our stance, reflected in sector overweightings in consumer discretionary, information technology and energy and underweights in utilities and consumer staples.

In regional terms, we have continued to place emphasis on Pacific ex Japan and emerging markets, reflecting our belief in their long-term growth prospects. The major underweights have been Europe (including the peripheral markets such as Spain, Portugal and Greece), the United Kingdom and Japan.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL SMALL CAP FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class I December 21, 2005		Since Inception of Class O June 4, 2008		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	0.49%	(8.01)%	9.23%	—		—		—
Class B(2)	0.96%	(7.87)%	9.14%	—		—		—
Class C(3)	4.94%	(7.53)%	9.15%	—		—		—
Class I	7.15%	(6.46)%	—	2.53%		—		—
Class O	6.75%	—	—	—		(3.84)%		—
Class W	7.02%	—	—	—		—		(1.40)%
Excluding Sales Charge:
Class A	6.62%	(6.92)%	9.88%	—		—		—
Class B	5.96%	(7.55)%	9.14%	—		—		—
Class C	5.94%	(7.53)%	9.15%	—		—		—
Class I	7.15%	(6.46)%	—	2.53%		—		—
Class O	6.75%	—	—	—		(3.84)%		—
Class W	7.02%	—	—	—		—		(1.40)%
S&P Developed ex-US SmallCap Index	5.12%	(4.13)%	11.88%	3.25	%(4)	(1.93	)%(5)	(0.12	)%(6)
S&P EPAC Smallcap Index	5.92%	(4.38)%	11.59%	2.96	%(4)	(2.25	)%(5)	(0.40	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Small Cap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charge.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from January 1, 2006.

(5)	Since inception performance for the index is shown from June 1, 2008.

(6)	Since inception performance for the index is shown from February 1, 2008.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING INTERNATIONAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2012 (as a percentage of net assets)
	Japan	30.1%
	France	11.2%
	Canada	9.9%
	United Kingdom	6.8%
	South Africa	5.3%
	South Korea	4.2%
	United States	3.7%
	Germany	3.7%
	Australia	3.5%
	Italy	3.3%
	Countries between 1.6%–2.9%ˆ	16.9%
	Assets in Excess of Other Liabilities*	1.4%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 9 countries, which each represents 1.6%–2.9% of net assets.

Portfolio holdings are subject to change daily.

ING International Value Choice Fund (“International Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Peter Boardman, Portfolio Manager of Tradewinds Global Investors, LLC — the Sub-Adviser.*

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.42)% compared to the MSCI EAFE® Index, which returned 4.61% for the same period.

Portfolio Specifics: For the period ending October 31, 2012, the Fund posted negative results and trailed the benchmark in U.S. Dollar terms. Following a negative downturn and a decline across European and global markets earlier in the year, the Fund rebounded over the summer making up some lost ground during the final three months of the period. Detrimental to fund performance during the period was the Fund’s relative overexposure on a regional basis to Canada, Japan and emerging markets. The Fund continues to hold an overweight position in telecommunications, and a significant underexposure to financial companies relative to the benchmark.

Because of the wide-spread investor focus on top-down information, stock movements were not always dictated by individual company operational performance, and created a challenge for our fundamentals-oriented, differentiated portfolio. It appears that uncertain investors were finding companies with current cash flow and earnings growth worth purchasing even at a premium, while discounting companies without such characteristics. Despite the period’s performance, we remain committed to the same value philosophy and research-centric process — we buy companies when they are trading at what we believe to be a significant discount to intrinsic value.

We believe this approach was out of favor over the reporting period, and was particularly reflected in the Fund’s materials, information technology, and industrials sectors, which weighed on relative performance during the period. Nokia Corp, as the greatest contributor to underperformance within the portfolio disappointed investors as Nokia encountered continuing difficulties with its roll-out of Windows 7 as its smartphone operating system. Although we believe Nokia to be a strong franchise and a leader in handset devises, the position was eliminated until further clarity in its business model could be ascertained given recent setbacks in executing its strategy.

Top Ten Holdings as of October 31, 2012 (as a percentage of net assets)
Barrick Gold Corp.	3.7%
UBS AG	2.9%
Nippon Telegraph & Telephone Corp. ADR	2.8%
AngloGold Ashanti Ltd ADR	2.6%
SK Telecom Co., Ltd. ADR	2.6%
GlaxoSmithKline PLC	2.6%
Mitsui Sumitomo Insurance Group Holdings, Inc.	2.5%
Carrefour S.A.	2.5%
Newcrest Mining Ltd.	2.5%
Sanofi-Aventis	2.4%

Portfolio holdings are subject to change daily.

Benefiting the Fund’s performance and contributing to absolute returns was Nexen Inc., an oil and gas company, which became the acquisition target of China National Offshore Corporation during July. We eliminated the position in the Fund due to subsequent price appreciation and fair valuation following the offer.

Current Strategy and Outlook: Though we are pleased that the Fund’s performance improved towards the end of the reporting period, we are not complacent, and we remain focused on attempting to add long-term value. We’re actively buying on any pricing weakness in our high-conviction selections, and we’re constantly reviewing our holdings to determine if any developments justify a re-evaluation of our theses. While a period such as this can be quite trying, our bottom-up, company-specific analysis leads us to believe the Fund currently offers opportunity.

*	On September 6, 2012, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-adviser and principal investment strategies. Additionally, the Board of Trustees approved a proposal to reorganize the Fund with and into ING Global Value Choice Fund, to be renamed ING International Value Equity Fund. Effective November 30, 2012, the Fund will be managed by ING Investment Management Co. LLC under an interim sub-advisory agreement with subsequent changes to the Fund’s principal investment strategies, pending shareholder approval of a permanent sub-advisory agreement. Shareholder vote of all proposals is expected to take place on or about March 14, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	Since Inception of Classes A and B February 1, 2005	Since Inception of Class C February 4, 2005		Since Inception of Class I December 21, 2005		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	(11.82)%	(6.27)%	1.55%	—		—		—
Class B(2)	(11.60)%	(6.18)%	1.55%	—		—		—
Class C(3)	(7.97)%	(5.86)%	—	1.57%		—		—
Class I	(6.20)%	(4.86)%	—	—		1.12%		—
Class W	(6.11)%	—	—	—		—		1.62%
Excluding Sales Charge:
Class A	(6.42)%	(5.15)%	2.33%	—		—		—
Class B	(7.02)%	(5.87)%	1.55%	—		—		—
Class C	(7.06)%	(5.86)%	—	1.57%		—		—
Class I	(6.20)%	(4.86)%	—	—		1.12%		—
Class W	(6.11)%	—	—	—		—		1.62%
MSCI EAFE® Index	4.61%	(5.81)%	3.17%	3.17	%(4)	1.42	%(5)	7.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from February 1, 2005.

(5)	Since inception performance for the index is shown from January 1, 2006.

ING INTERNATIONAL VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2012 (as a percentage of net assets)
	Japan	22.3%
	United Kingdom	20.3%
	France	10.2%
	Netherlands	7.6%
	Germany	6.1%
	Switzerland	5.3%
	Italy	4.7%
	United States	2.5%
	Canada	2.2%
	Hong Kong	2.0%
	Countries between 0.0%–1.6%ˆ	15.2%
	Assets in Excess of Other Liabilities*	1.6%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 17 countries, which each represents 0.0%–1.6% of net assets.

Portfolio holdings are subject to change daily.

ING International Value Fund (“International Value” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Brandes Investment Partners, L.P. (“Brandes”), ING Investment Management Co. LLC (“ING IM”) and del Rey Global Investors, LLC (“del Rey”) (each a “Sub-Adviser and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following people are responsible for the day-to-day operations of the Fund: Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, W. James Brown, CFA, Director — Investments, Brent Fredberg, Director — Investments and Jeffrey Germain, CFA, Senior Analyst, comprise the voting members of Brandes’ Large Cap Investment Committee; Martin Jansen, David Rabinowitz and Joseph Vultaggio are the Portfolio Managers for the portion of the Fund that is managed by ING IM; and Paul J. Hechmer is the Portfolio Manager for the portion of the Fund that is managed by del Rey.

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.20% compared to the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”), which returned 4.61% for the same period.

Portfolio Specifics: Brandes Sleeve — The Sleeve underperformed its benchmark by approximately 404 basis points for the fiscal year. An allocation to companies in Brazil, a country not in the benchmark, hurt relative performance as all but one of the holdings, including electric power company Electrobras, energy corporation Petrobras and telecommunications companies TIM Participacoes and Telefonica Brasil, delivered negative absolute returns. Declines in holdings in Japan — seven of the ten worst performers on a relative basis during the period were in Japan — also contributed to the underperformance. Bolstering relative returns were holdings in the United Kingdom and the Netherlands, most notably insurer Aegon.

A significant overweight to and holdings in the telecommunication services sector, as well as holdings in the information technology and financials sectors weighed heavily on relative returns. Within telecommunications, diversified telecommunications companies in Europe, including France Telecom, the Sleeve’s worst performer on a relative basis, Telecom Italia and Spain’s Telefonica all detracted from performance. In information technology, Japanese consumer electronics company FUJIFILM and semiconductor manufacturer ROHM Co. were the weakest performers. Some of the losses were mitigated by holdings in the materials and consumer discretionary sectors, including Mexican building materials producer CEMEX, the Sleeve’s best performer on an absolute basis, British media company ITV PLC and multiline retailer Marks & Spencer Group.

ING IM Sleeve — The Sleeve underperformed its benchmark by approximately 24 basis points on a net of fee basis, but outperformed prior to the deduction of fees and expenses due to strong security selection, which was primarily centered among industrials, energy and information technology. Some of these gains were offset by detractions from security selection in consumer staples and an overweight to information technology. Strong selection was most evident in Europe, particularly France and the Netherlands. By contrast, weak selection in Australia detracted from results. Among the top individual contributors to performance were Koninklijke Philips Electronics N.V., Hannover Rueckversicherung AG and Prudential PLC. Koninklijke Philips Electronics N.V., a provider of healthcare, consumer lifestyle and lighting products, rose in the wake of better than expected earnings. Hannover Rueckversicherung AG, a reinsurance company, strengthened on increased reinsurance revenue and lower claims. Prudential PLC, a composite insurance company, experienced improved profitability from its Asian operations.

Among the largest individual detractors from performance were Iluka Resources Ltd., Tokyo Electron Ltd., and NTT DoCoMo Inc. Iluka Resources Ltd., a miner of mineral sands, was hurt by a sharper than expected slowdown in Chinese housing construction. Tokyo Electron Ltd., a manufacturer of semiconductor production equipment, saw its prospects diminish due to pressure in the semiconductor space, as well the headwind from a stronger currency. NTT DoCoMo Inc., a Japanese provider of mobile communications, suffered from declining profitability in its home market.

del Rey Sleeve — The Sleeve underperformed its benchmark by approximately 896 basis points during the period. This was caused by a weak first half performance, which was offset somewhat by a stronger second half.

For the Sleeve’s fiscal year, information technology and materials weighed, as Nokia, the beleaguered Finnish handset manufacturer, and gold mining stocks hurt performance. Being underweight one of the top performing sectors, financials, also detracted. This was counteracted to some degree by strong performances in utilities, telecommunications, and energy. In particular, Nexen surged after the Chinese state-owned oil company CNOOC Ltd. announced a takeover offer for the company. Consumer discretionary stocks also contributed, with Home Retail, the British retailer, and Magna International, the Canadian auto parts manufacturer, performing particularly well.

Regionally, Japan hurt this year’s performance, as holdings in the region were hit by the lingering effects of the Japanese earthquake and ensuing tsunami, the strong yen, and the most recent territorial dispute with China. Offsetting this somewhat were strong performances from our Chinese positions, namely Huaneng Power, the Chinese utility, and China Mobile.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE FUND

Current Strategy and Outlook: Brandes Sleeve — The Sleeve continues to have a meaningful overweight to companies domiciled in Japan, the Netherlands, and the telecommunications services sector, while maintaining a meaningful underweight to Germany, Australia, and the industrials sector.

While the uncertainty that engulfed investors around the globe last year seems to be gradually subsiding, the current environment still makes many investors wary of investing in equities. This has caused many companies trading at low multiples of book value, earnings and cash flows to become even cheaper. Europe is a perfect example as the gap between the price-to-book ratio of the cheapest 20% of companies and the price-to-book ratio of the average company in developed continental Europe remains wide. The same is true in Japan. Historically, wide spreads of this nature have resulted in strong subsequent returns for value stocks relative to growth stocks.

Top Ten Holdings as of October 31, 2012* (as a percentage of net assets)
Sanofi-Aventis	2.4%
Siemens AG	1.7%
Royal Dutch Shell PLC — Class A	1.7%
ENI S.p.A.	1.7%
GlaxoSmithKline PLC	1.7%
Novartis AG	1.5%
Total S.A.	1.5%
Vodafone Group PLC	1.4%
Tesco PLC	1.4%
Roche Holding AG — Genusschein	1.4%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

We believe that despite the extent and duration of the volatility and doubt surrounding the outlook for global stock markets, these factors help drive prices of fundamentally sound companies below what they could truly be worth — and this opportunity augurs well for long-term investors focused on attractively priced companies.

ING IM Sleeve — In our opinion, international developed stocks are attractively priced. However, the continuing sovereign debt crisis in Europe and a global growth slowdown are key risks to our short-term outlook. Central banks are easing monetary policy to offset these negative forces, but markets are likely to remain volatile in the coming months before — as we anticipate — the growth outlook improves in the first half of 2013. In our view, the Sleeve is well diversified across different geographic regions, sectors and industries; we continue to favor well-capitalized stocks with unrecognized value.

del Rey Sleeve — Notwithstanding the recent market rally, the global economy continues to face considerable challenges, most notably the ongoing crisis in the Euro region, the slump in Chinese investment, and of course, the impending U.S. fiscal cliff. In our last letter, we commented that the resulting second quarter weakness in the markets was allowing us to become incrementally more aggressive in the Sleeve as better and more opportunities were becoming available. While the temporary dip in the markets during the second quarter did grant us some buying opportunities, the rally’s quick resumption in the third quarter means that our overall Sleeve composition has not changed dramatically. We remain moderately defensively positioned, albeit less so than in earlier periods.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class W July 20, 2009
Including Sales Charge:
Class A(1)	(4.66)%	(8.35)%	6.67%	—
Class B(2)	(4.49)%	(8.18)%	6.55%	—
Class C(3)	(0.47)%	(7.88)%	6.57%	—
Class I	1.57%	(6.93)%	7.71%	—
Class W	1.49%	—	—	2.17%
Excluding Sales Charge:
Class A	1.20%	(7.26)%	7.30%	—
Class B	0.45%	(7.92)%	6.55%	—
Class C	0.51%	(7.88)%	6.57%	—
Class I	1.57%	(6.93)%	7.71%	—
Class W	1.49%	—	—	2.17%
MSCI EAFE® Index	4.61%	(5.81)%	7.73%	5.10	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of the fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from August 1, 2009.

PORTFOLIO MANAGERS’ REPORT	ING RUSSIA FUND

Sector Diversification as of October 31, 2012 (as a percentage of net assets)
	Energy	42.5%
	Financials	17.0%
	Materials	15.3%
	Telecommunications	9.3%
	Consumer Staples	6.7%
	Utilities	5.1%
	Information Technology	1.4%
	Health Care	1.1%
	Industrials	1.0%
	Consumer Discretionary	0.5%
	Assets in Excess of Other Liabilities*	0.1%
	Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Russia Fund (“Russia” or the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Angus Alexander Robertson and Nathan Griffiths, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.21)% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned (5.15)% and (5.92)%, respectively, for the same period.

Portfolio Specifics: The fiscal period proved disappointing for the Russian equity market. Russia was buffeted heavily by domestic political uncertainty and continued doubt around the global economy. Despite pronouncements that it was again unsuitable for investing, Russia strongly outperformed global and emerging markets between January and March 2012, as the global growth outlook grew more optimistic. Russia sold off heavily, though, as the euro crisis again dominated the investment environment. The rally from the June lows coincided with expectations of a third round of quantitative easing, by the U.S. Federal Reserve and the European Central Bank’s promise to buy sovereign bonds of euro zone members. The equity market remained vulnerable to risk appetite, however, and the recovery petered out by period-end as the domestic environment weakened.

The Fund outperformed its benchmarks before the deduction of fees and operating expenses, but lagged net of fees and expenses. Sector allocation was the main contributor to performance. Stock selection in materials and telecommunication services contributed the most. In contrast, selection in consumer staples and energy detracted the most.

The top three individual stock contributors were all underweight positions. InterRao and Rushydro suffered from utility sector uncertainty. OJSC Rostelecom came under pressure because of doubts about its ability to execute a mobile strategy. Transneft JSC was the biggest detractor as speculation of improved corporate governance saw the stock rally strongly. Having held a long-term underweight position in the stock due to heavy capital expenditure commitments, we moved to overweight as we concluded that free cash flow will become positive in 2013. Federal Grid Co. also detracted as government involvement in the utility sector saw all stocks suffer.

Top Ten Holdings as of October 31, 2012 (as a percentage of net assets)
Sberbank	10.6%
Lukoil OAO ADR	10.3%
Gazprom OAO	7.1%
Mobile Telesystems OJSC ADR	5.7%
Transneft	5.3%
Rosneft Oil Co. GDR	5.0%
Magnit OAO	4.9%
Uralkali GDR	4.7%
NovaTek OAO GDR	4.4%
Tatneft ADR	4.1%

Portfolio holdings are subject to change daily.

The overweight allocation to consumer staples was a major contributor as the food retail sector benefited from domestic income growth and food inflation. The underweight position in utilities also benefited, as the government reneged upon commitments to provide adequate returns on investment. In contrast, an underweight position in energy proved negative after strong performance at the start of the period due to rising oil prices.

Current Outlook and Strategy: Although we believe valuations are cheap across much of the market, in some areas we see a deteriorating earnings outlook while elsewhere we see the potential for structural improvements. Companies exposed to Western European economies and global trade cycles, and those with heavy capital programs, seem particularly unattractive to us at this moment. The focus of the Fund remains long-term investments that we believe are less exposed to the business cycle. While the global environment will continue to impact the Russian equity market, we believe there are long-term structural trends at play in Russia that provide attractive growth potential.

Though political uncertainty hurt the Russian market during the period, we hope that the realities of a budget no longer in surplus and public discontent with the status quo will accelerate political transformation. If this were to happen, the Russian equity market could undergo a significant re-rating from its current lowly valuation. In this respect it is potentially a major milestone that the government is mandating state-owned companies to pay out 25% of net income in dividends. Not only will this raise the payout ratio of the Russian market but enforce capital discipline on companies most associated with corruption. Such companies have often proved the worst value destroyers and as such have been poor investments; higher dividends alone are insufficient reason to invest. We do, however, see attractive opportunities and have added certain stocks selectively.

Current Fund positioning includes a sizable underweight in utilities. Within the energy sector we favor oil stocks over gas. Despite increases in domestic gas tariffs, we believe the domestic market is moving into surplus due to production growth from independent companies, which is likely to undercut Gazprom’s prices. In addition, weak European demand should pressure export volumes downward. On the other hand, we believe that the tax regime for oil companies is now settled, and with oil prices well supported the sector has the potential for upward re-rating. We prefer precious metals within the materials sector due to the ongoing currency debasement in the Western world. Also, we continue to like the consumer staples sector for its high growth potential and sustainable margins.

*	Effective May 8, 2012, Nathan Griffiths replaced Remco Vergeer as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING RUSSIA FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class I September 30, 2009		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	(11.59)%	(8.65)%	15.84%	—		—
Class I	(6.01)%	—	—	3.82%		—
Class W	(5.99)%	—	—	—		(16.31)%
Excluding Sales Charge:
Class A	(6.21)%	(7.56)%	16.52%	—		—
Class I	(6.01)%	—	—	3.82%		—
Class W	(5.99)%	—	—	—		(16.31)%
RTS Index	(5.15)%	(6.88)%	16.59%	6.48	%(2)	(20.00	)%(3)
MSCI Russia 10/40 IndexSM	(5.92)%	(5.86)%	N/A	5.65	%(2)	(20.99	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Since inception performance for the index is shown from October 1, 2009.

(3)	Since inception performance for the index is shown from August 1, 2011.

Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*
ING Diversified International Fund**
Class A	$1,000.00	$1,001.10	0.50%	$2.52	$1,000.00	$1,022.62	0.50%	$2.54
Class B	1,000.00	996.60	1.25	6.27	1,000.00	1,018.85	1.25	6.34
Class C	1,000.00	996.60	1.25	6.27	1,000.00	1,018.85	1.25	6.34
Class I	1,000.00	1,002.20	0.25	1.26	1,000.00	1,023.88	0.25	1.27
Class O	1,000.00	1,000.00	0.50	2.51	1,000.00	1,022.62	0.50	2.54
Class R	1,000.00	1,000.00	0.75	3.77	1,000.00	1,021.37	0.75	3.81
Class W	1,000.00	1,002.30	0.25	1.26	1,000.00	1,023.88	0.25	1.27

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2012*
ING Global Bond Fund
Class A	$1,000.00	$1,026.70	0.90%	$4.58	$1,000.00	$1,020.61	0.90%	$4.57
Class B	1,000.00	1,022.20	1.65	8.39	1,000.00	1,016.84	1.65	8.36
Class C	1,000.00	1,023.00	1.65	8.39	1,000.00	1,016.84	1.65	8.36
Class I	1,000.00	1,028.30	0.60	3.06	1,000.00	1,022.12	0.60	3.05
Class O	1,000.00	1,027.20	0.90	4.59	1,000.00	1,020.61	0.90	4.57
Class R	1,000.00	1,025.50	1.15	5.86	1,000.00	1,019.36	1.15	5.84
Class W	1,000.00	1,027.60	0.65	3.31	1,000.00	1,021.87	0.65	3.30
ING Global Value Choice Fund
Class A	$1,000.00	$1,005.30	1.51%	$7.61	$1,000.00	$1,017.55	1.51%	$7.66
Class B	1,000.00	1,001.80	2.26	11.37	1,000.00	1,013.77	2.26	11.44
Class C	1,000.00	1,001.60	2.26	11.37	1,000.00	1,013.77	2.26	11.44
Class I	1,000.00	1,005.70	1.26	6.35	1,000.00	1,018.80	1.26	6.39
Class W	1,000.00	1,006.80	1.26	6.36	1,000.00	1,018.80	1.26	6.39
ING Index Plus International Equity Fund
Class A	$1,000.00	$1,020.60	1.15%	$5.84	$1,000.00	$1,019.36	1.15%	$5.84
Class B	1,000.00	1,015.30	1.90	9.62	1,000.00	1,015.58	1.90	9.63
Class C	1,000.00	1,015.50	1.90	9.63	1,000.00	1,015.58	1.90	9.63
Class I	1,000.00	1,023.20	0.68	3.46	1,000.00	1,021.72	0.68	3.46
Class O	1,000.00	1,019.50	1.15	5.84	1,000.00	1,019.36	1.15	5.84
Class W	1,000.00	1,022.00	0.90	4.57	1,000.00	1,020.61	0.90	4.57
ING International Small Cap Fund
Class A	$1,000.00	$983.30	1.74%	$8.67	$1,000.00	$1,016.39	1.74%	$8.82
Class B	1,000.00	980.20	2.39	11.90	1,000.00	1,013.12	2.39	12.09
Class C	1,000.00	980.10	2.39	11.90	1,000.00	1,013.12	2.39	12.09
Class I	1,000.00	986.20	1.26	6.29	1,000.00	1,018.80	1.26	6.39
Class O	1,000.00	983.90	1.64	8.18	1,000.00	1,016.89	1.64	8.31
Class W	1,000.00	985.30	1.39	6.94	1,000.00	1,018.15	1.39	7.05
ING International Value Choice Fund
Class A	$1,000.00	$1,007.70	1.56%	$7.87	$1,000.00	$1,017.29	1.56%	$7.91
Class B	1,000.00	1,004.40	2.31	11.64	1,000.00	1,013.52	2.31	11.69
Class C	1,000.00	1,003.30	2.31	11.63	1,000.00	1,013.52	2.31	11.69
Class I	1,000.00	1,008.80	1.35	6.82	1,000.00	1,018.35	1.35	6.85
Class W	1,000.00	1,009.90	1.31	6.62	1,000.00	1,018.55	1.31	6.65
ING International Value Fund
Class A	$1,000.00	$1,014.60	1.61%	$8.15	$1,000.00	$1,017.04	1.61%	$8.16
Class B	1,000.00	1,010.60	2.31	11.67	1,000.00	1,013.52	2.31	11.69
Class C	1,000.00	1,011.00	2.31	11.68	1,000.00	1,013.52	2.31	11.69
Class I	1,000.00	1,016.70	1.17	5.93	1,000.00	1,019.25	1.17	5.94
Class W	1,000.00	1,015.70	1.31	6.64	1,000.00	1,018.55	1.31	6.65
ING Russia Fund
Class A	$1,000.00	$934.00	2.14%	$10.40	$1,000.00	$1,014.38	2.14%	$10.84
Class I	1,000.00	934.10	1.96	9.53	1,000.00	1,015.28	1.96	9.93
Class W	1,000.00	934.90	1.89	9.19	1,000.00	1,015.63	1.89	9.58

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments, as indicated, of ING Diversified International Fund, ING Global Bond Fund, ING Global Value Choice Fund, ING Index Plus International Equity Fund, ING International Small Cap Fund, ING International Value Choice Fund, and ING Russia Fund, each a series of ING Mutual Funds, and ING International Value Fund, a series of ING Mayflower Trust, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2012

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012

	ING Diversified International Fund	ING Global Bond Fund	ING Global Value Choice Fund	ING Index Plus International Equity Fund
ASSETS:
Investments in securities at fair value+*	$4,471,700	$729,778,672	$171,237,728	$54,846,728
Investments in affiliated underlying funds**	92,548,723	—	—	—
Short-term investments at fair value***	—	41,255,640	15,326,588	1,361,000
Short-term investments at amortized cost	—	77,987,438	—	—
Total Investments at fair value	97,020,423	849,021,750	186,564,316	56,207,728
Cash	97,167	2,470,316	—	—
Cash collateral for futures	—	2,764,562	—	56,525
Receivable for derivatives collateral (Note 2)	—	7,530,000	—	—
Foreign currencies at value****	—	285,713	—	7,841
Receivables:
Investments in affiliated underlying funds sold	55,834	—	—	—
Investments securities sold	—	48,933,876	1,245,523	—
Investment securities sold on a delayed-delivery or when-issued basis	—	29,257,808	—	—
Fund shares sold	6,098	1,872,168	38,062	17,125
Dividends	—	1,801	345,713	172,578
Interest	—	7,670,001	—	—
Foreign tax reclaims	—	—	—	126,967
Unrealized appreciation on forward foreign currency contracts	—	15,056,820	—	—
Upfront payments paid on OTC swap agreements	—	205,465	—	—
Unrealized appreciation on OTC swap agreements	—	23,142	—	—
Prepaid expenses	15,161	59,034	21,961	11,466
Reimbursement due from manager	6,300	29,022	—	24,416
Total assets	97,200,983	965,181,478	188,215,575	56,624,646
LIABILITIES:
Payable for investment securities purchased	—	80,455,359	1,092,945	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	54,393,877	—	—
Payable for fund shares redeemed	251,558	1,039,872	819,893	68,901
Payable for foreign cash collateral for futures*****	—	186,409	—	—
Payable upon receipt of securities loaned	—	—	8,310,696	—
Unrealized depreciation on forward foreign currency contracts	—	11,560,519	—	—
Unrealized depreciation on OTC swap agreements	—	8,501,863	—	—
Payable for investment management fees	—	258,685	166,893	26,447
Payable for administrative fees	8,308	64,670	15,740	4,808
Payable for shareholder service and distribution fees	41,609	141,514	67,634	10,187
Payable to custodian due to bank overdraft	—	—	—	4,618
Payable for trustee fees	540	3,483	1,827	420
Payable for derivatives collateral (Note 2)	—	4,198,000	—	—
Other accrued expenses and liabilities	166,854	178,792	158,291	126,692
Written options, at fair valueˆ	—	217,804	—	—
Total liabilities	468,869	161,200,847	10,633,919	242,073
NET ASSETS	$96,732,114	$803,980,631	$177,581,656	$56,382,573
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$255,505,558	$791,647,158	$239,120,939	$125,499,396
Undistributed (distributions in excess of) net investment income	343,923	(3,407,671)	678,384	2,410,014
Accumulated net realized loss	(163,717,567)	(1,102,932)	(37,756,854)	(80,882,464)
Net unrealized appreciation (depreciation)	4,600,200	16,844,076	(24,460,813)	9,355,627
NET ASSETS	$96,732,114	$803,980,631	$177,581,656	$56,382,573

+ Including securities loaned at value	$—	$—	$7,969,306	$—
* Cost of investments in securities	$4,581,626	$708,632,654	$195,687,701	$45,472,335
** Cost of investments in affiliated underlying funds	$87,838,597	$—	$—	$—
*** Cost of short-term investments	$—	$41,189,110	$15,326,588	$1,361,000
**** Cost of foreign currencies	$—	$291,388	$—	$7,823
***** Cost of payable for foreign cash collateral for futures	$—	$186,409	$—	$—
ˆ Premiums received on written options	$—	$1,010,367	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012 (CONTINUED)

	ING Diversified International Fund	ING Global Bond Fund		ING Global Value Choice Fund		ING Index Plus International Equity Fund
Class A
Net assets	$46,504,207	$219,276,390			$82,688,287		$6,600,300
Shares authorized	unlimited	unlimited			unlimited		unlimited
Par value	$—	$—			$—		$—
Shares outstanding	5,195,945	18,860,103			3,126,883		834,423
Net asset value and redemption price per share	$8.95	$11.63			$26.44		$7.91
Maximum offering price per share (5.75%)(1)	$9.50	$11.93	(2)		$28.05		$8.39

Class B
Net assets	$7,795,455	$1,586,741			$3,256,483		$284,246
Shares authorized	unlimited	unlimited			unlimited		unlimited
Par value	$—	$—			$—		$—
Shares outstanding	873,888	137,805			114,561		35,655
Net asset value and redemption price per share†	$8.92	$11.51			$28.43		$7.97

Class C
Net assets	$27,902,869	$109,381,211			$52,627,761		$932,717
Shares authorized	unlimited	unlimited			unlimited		unlimited
Par value	$—	$—			$—		$—
Shares outstanding	3,135,080	9,464,015			2,133,490		118,461
Net asset value and redemption price per share†	$8.90	$11.56			$24.67		$7.87

Class I
Net assets	$9,953,490	$437,620,009			$30,701,461		$12,016,674
Shares authorized	unlimited	unlimited			unlimited		unlimited
Par value	$—	$—			$—		$—
Shares outstanding	1,115,198	37,762,968			1,150,187		1,513,181
Net asset value and redemption price per share	$8.93	$11.59			$26.69		$7.94

Class O
Net assets	$3,833,426	$4,116,980		$	n/a		$36,545,642
Shares authorized	unlimited	unlimited			n/a		unlimited
Par value	$—	$—		$	n/a		$—
Shares outstanding	431,993	360,637			n/a		4,655,074
Net asset value and redemption price per share	$8.87	$11.42		$	n/a		$7.85

Class R
Net assets	$95,664	$275,860		$	n/a	$	n/a
Shares authorized	unlimited	unlimited			n/a		n/a
Par value	$—	$—		$	n/a	$	n/a
Shares outstanding	10,817	23,761			n/a		n/a
Net asset value and redemption price per share	$8.84	$11.61		$	n/a	$	n/a

Class W
Net assets	$647,003	$31,723,440			$8,307,664		$2,994
Shares authorized	unlimited	unlimited			unlimited		unlimited
Par value	$—	$—			$—		$—
Shares outstanding	72,713	2,780,105			311,266		378
Net asset value and redemption price per share	$8.90	$11.41			$26.69		$7.91

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012

	ING International Small Cap Fund	ING International Value Choice Fund	ING International Value Fund	ING Russia Fund
ASSETS:
Investments in securities at fair value+*	$237,048,043	$22,714,166	$474,776,654	$244,109,043
Short-term investments at fair value**	2,354,582	203,586	7,624,498	14,079,810
Total Investments at fair value	239,402,625	22,917,752	482,401,152	258,188,853
Cash	3,001,730	—	356,238	2,165,823
Foreign currencies at value***	933,146	—	—	321,427
Receivables:
Investments securities sold	2,344,644	138,342	2,234,440	211,930
Fund shares sold	37,792	629	122,267	36,097
Dividends	634,021	70,675	2,397,305	230,576
Interest	19,139	—	—	—
Foreign tax reclaims	267,149	17,471	2,204,197	—
Prepaid expenses	26,940	11,092	23,135	19,200
Reimbursement due from manager	—	9,979	—	—
Total assets	246,667,186	23,165,940	489,738,734	261,173,906

LIABILITIES:
Payable for investment securities purchased	1,778,317	65,453	2,150,223	840,819
Payable for fund shares redeemed	564,319	12,891	2,895,579	1,129,374
Payable upon receipt of securities loaned	1,722,019	—	700,066	14,079,810
Payable for investment management fees	201,301	17,990	422,608	268,981
Payable for administrative fees	20,646	1,999	41,530	21,518
Payable for shareholder service and distribution fees	43,948	6,635	135,410	51,848
Payable to custodian due to foreign currency overdraft****	—	—	305,746	—
Payable for trustee fees	1,275	135	2,817	1,309
Other accrued expenses and liabilities	162,131	36,516	501,202	418,772
Total liabilities	4,493,956	141,619	7,155,181	16,812,431
NET ASSETS	$242,173,230	$23,024,321	$482,583,553	$244,361,475

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$508,805,937	$42,340,181	$1,470,980,819	$292,718,839
Undistributed net investment income	4,269,957	365,448	11,361,011	973,892
Accumulated net realized loss	(284,943,090)	(18,555,421)	(965,218,112)	(100,262,420)
Net unrealized appreciation (depreciation)	14,040,426	(1,125,887)	(34,540,165)	50,931,164
NET ASSETS	$242,173,230	$23,024,321	$482,583,553	$244,361,475

+ Including securities loaned at value	$1,621,307	$—	$650,310	$13,619,804
* Cost of investments in securities	$222,991,398	$23,837,336	$509,403,588	$193,181,646
** Cost of short-term investments	$2,354,582	$203,586	$7,624,498	$14,079,810
*** Cost of foreign currencies	$925,780	$—	$—	$317,659
**** Cost of foreign currency overdraft	$—	$—	$306,120	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012 (CONTINUED)

	ING International Small Cap Fund	ING International Value Choice Fund		ING International Value Fund		ING Russia Fund
Class A
Net assets	$81,948,237		$18,558,722		$185,195,129		$235,621,954
Shares authorized	unlimited		unlimited		unlimited		unlimited
Par value	$—		$—		$—		$—
Shares outstanding	2,210,338		2,017,734		17,798,578		7,494,572
Net asset value and redemption price per share	$37.07		$9.20		$10.41		$31.44
Maximum offering price per share (5.75%)(1)	$39.33		$9.76		$11.05		$33.36

Class B
Net assets	$1,887,773		$325,110		$634,539	$	n/a
Shares authorized	unlimited		unlimited		unlimited		n/a
Par value	$—		$—		$—	$	n/a
Shares outstanding	48,252		35,741		60,537		n/a
Net asset value and redemption price per share	$39.12		$9.10		$10.48	$	n/a

Class C
Net assets	$20,350,728		$2,642,299		$101,301,106	$	n/a
Shares authorized	unlimited		unlimited		unlimited		n/a
Par value	$—		$—		$—	$	n/a
Shares outstanding	589,802		291,336		10,061,933		n/a
Net asset value and redemption price per share	$34.50		$9.07		$10.07	$	n/a

Class I
Net assets	$100,952,305		$1,425,363		$195,303,770		$8,675,093
Shares authorized	unlimited		unlimited		unlimited		unlimited
Par value	$—		$—		$—		$—
Shares outstanding	2,718,063		154,998		18,806,872		273,141
Net asset value and redemption price per share	$37.14		$9.20		$10.38		$31.76

Class O
Net assets	$1,573,406	$	n/a	$	n/a	$	n/a
Shares authorized	unlimited		n/a		n/a		n/a
Par value	$—	$	n/a	$	n/a	$	n/a
Shares outstanding	42,811		n/a		n/a		n/a
Net asset value and redemption price per share	$36.75	$	n/a	$	n/a	$	n/a

Class W
Net assets	$35,460,781		$72,827		$149,009		$64,428
Shares authorized	unlimited		unlimited		unlimited		unlimited
Par value	$—		$—		$—		$—
Shares outstanding	803,851		7,911		14,359		2,031
Net asset value and redemption price per share	$44.11		$9.21		$10.38		$31.72

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2012

	ING Diversified International Fund	ING Global Bond Fund	ING Global Value Choice Fund	ING Index Plus International Equity Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,104,235	$—	$—	$—
Dividends, net of foreign taxes withheld*	—	12,400	8,716,065	3,230,687
Interest, net of foreign taxes withheld*	—	30,674,196	—	390
Securities lending income, net	—	—	94,594	—
Total investment income	2,104,235	30,686,596	8,810,659	3,231,077
EXPENSES:
Investment management fees	—	2,786,663	3,262,789	461,780
Distribution and service fees:
Class A	129,151	529,096	365,780	17,129
Class B	87,061	18,156	43,546	3,147
Class C	325,112	1,000,622	908,876	9,659
Class O	9,273	10,198	—	91,407
Class R	446	776	—	—
Transfer agent fees:
Class A	89,211	165,055	224,236	17,129
Class B	14,495	1,416	6,693	787
Class C	57,445	78,209	139,329	2,415
Class I	17,767	98,843	88,081	10,943
Class O	6,102	3,183	—	91,407
Class R	172	135	—	—
Class W	1,457	21,052	25,365	7
Administrative service fees	108,029	696,657	365,430	83,959
Shareholder reporting expense	61,485	95,145	67,950	14,665
Registration fees	102,474	158,066	113,983	92,272
Professional fees	20,532	99,085	72,390	25,427
Custody and accounting expense	25,278	299,625	339,173	107,225
Trustee fees	3,241	20,900	10,963	2,519
Miscellaneous expense	14,430	40,598	40,390	7,008
Interest expense	82	3,373	13,151	1,166
Total expenses	1,073,243	6,126,853	6,088,125	1,040,051
Net waived and reimbursed fees	(244,615)	(205,867)	(173,501)	(248,446)
Brokerage commission recapture	—	—	(125,298)	—
Net expenses	828,628	5,920,986	5,789,326	791,605
Net investment income	1,275,607	24,765,610	3,021,333	2,439,472
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(442,638)	13,191,506	(34,747,981)	(2,282,706)
Capital gain distributions from affiliated underlying funds	180,357	—	—	—
Capital gain distributions from unaffiliated underlying funds	—	—	133	—
Foreign currency related transactions	—	(12,264,578)	(84,549)	(66,052)
Futures	—	8,405,748	—	361,998
Swaps	—	(20,509,389)	—	—
Written options	—	3,150,527	—	—
Net realized loss	(262,281)	(8,026,186)	(34,832,397)	(1,986,760)
Net change in unrealized appreciation (depreciation) on:
Investments	—	15,862,350	(7,523,856)	3,055,318
Affiliated underlying funds	3,400,195	—	—	—
Foreign currency related transactions	—	4,073,964	25,343	37,642
Futures	—	(743,452)	—	(218,858)
Swaps	—	1,813,888	—	—
Written options	—	521,404	—	—
Net change in unrealized appreciation (depreciation)	3,400,195	21,528,154	(7,498,513)	2,874,102
Net realized and unrealized gain (loss)	3,137,914	13,501,968	(42,330,910)	887,342
Increase (decrease) in net assets resulting from operations	$4,413,521	$38,267,578	$(39,309,577)	$3,326,814

* Foreign taxes withheld	$—	$1,245	$771,600	$250,891

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2012

	ING International Small Cap Fund	ING International Value Choice Fund	ING International Value Fund	ING Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,343,189	$866,059	$20,686,699	$6,940,527
Interest, net of foreign taxes withheld*	52,684	—	—	17,748
Securities lending income, net	39,294	—	10,172	242,769
Total investment income	7,435,167	866,059	20,696,871	7,201,044

EXPENSES:
Investment management fees	2,549,602	269,966	5,635,284	3,499,951
Distribution and service fees:
Class A	310,242	47,498	696,684	672,252
Class B	21,162	4,081	9,908	—
Class C	214,872	36,122	1,147,231	—
Class O	3,741	—	—	—
Transfer agent fees:
Class A	144,681	31,289	420,419	537,924
Class B	3,397	671	1,769	—
Class C	35,179	5,940	208,532	—
Class I	39,800	5,524	88,022	30,380
Class O	2,520	—	—	—
Class W	52,644	2,181	453	60
Administrative service fees	254,957	26,996	563,520	279,992
Shareholder reporting expense	28,004	3,217	35,300	47,623
Registration fees	97,984	73,986	82,302	59,715
Professional fees	56,920	14,644	57,277	56,901
Custody and accounting expense	181,915	18,146	243,998	747,620
Trustee fees	7,649	810	16,906	8,400
Miscellaneous expense	12,283	2,883	48,054	24,926
Interest expense	379	451	6,844	761
Total expenses	4,017,931	544,405	9,262,503	5,966,505
Net waived and reimbursed fees	(70,231)	(101,938)	(311,357)	—
Brokerage commission recapture	—	(7,892)	(14,780)	—
Net expenses	3,947,700	434,575	8,936,366	5,966,505
Net investment income	3,487,467	431,484	11,760,505	1,234,539

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(890,097)	(2,434,613)	(57,501,709)	(2,260,423)
Foreign currency related transactions	5,454	(14,188)	(126,062)	(253,681)
Net realized loss	(884,643)	(2,448,801)	(57,627,771)	(2,514,104)
Net change in unrealized appreciation (depreciation) on:
Investments	10,612,956	108,749	44,413,167	(19,717,659)
Foreign currency related transactions	6,402	124	(144,074)	61,435
Net change in unrealized appreciation (depreciation)	10,619,358	108,873	44,269,093	(19,656,224)
Net realized and unrealized gain (loss)	9,734,715	(2,339,928)	(13,358,678)	(22,170,328)
Increase (decrease) in net assets resulting from operations	$13,222,182	$(1,908,444)	$(1,598,173)	$(20,935,789)

* Foreign taxes withheld	$507,684	$93,106	$2,010,263	$1,239,358

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Diversified International Fund		ING Global Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income	$1,275,607	$1,061,111	$24,765,610	$21,852,387
Net realized gain (loss)	(262,281)	18,677,621	(8,026,186)	16,073,329
Net change in unrealized appreciation (depreciation)	3,400,195	(28,118,960)	21,528,154	(32,404,908)
Increase (decrease) in net assets resulting from operations	4,413,521	(8,380,228)	38,267,578	5,520,808

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(702,513)	(849,416)	(2,973,693)	(10,319,094)
Class B	(25,317)	(6,446)	(10,812)	(123,842)
Class C	(95,652)	(41,009)	(453,531)	(3,634,043)
Class I	(173,157)	(101,208)	(4,757,431)	(12,386,732)
Class O	(47,020)	(31,234)	(51,069)	(182,335)
Class R	(1,361)	(1,151)	(592)	(28)
Class W	(14,983)	(30,647)	(379,070)	(781,331)
Net realized gains:
Class A	—	—	(9,453,922)	(1,887,005)
Class B	—	—	(77,080)	(32,368)
Class C	—	—	(3,749,885)	(837,018)
Class I	—	—	(11,707,244)	(2,007,676)
Class O	—	—	(159,667)	(33,672)
Class R	—	—	(3,022)	(2)
Class W	—	—	(986,134)	(135,360)
Return of capital:
Class A	—	(101,282)	(2,892,533)	—
Class B	—	(16,186)	(26,356)	—
Class C	—	(58,887)	(1,459,959)	—
Class I	—	(8,943)	(5,236,765)	—
Class O	—	(3,222)	(60,046)	—
Class R	—	(181)	(2,655)	—
Class W	—	(2,634)	(400,311)	—
Total distributions	(1,060,003)	(1,252,446)	(44,841,777)	(32,360,506)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,351,082	22,363,258	509,177,465	391,678,723
Reinvestment of distributions	865,547	1,031,590	37,756,214	28,050,981
	7,216,629	23,394,848	546,933,679	419,729,704
Cost of shares redeemed	(40,900,474)	(79,537,970)	(371,164,423)	(284,914,258)
Net increase (decrease) in net assets resulting from capital share transactions	(33,683,845)	(56,143,122)	175,769,256	134,815,446
Net increase (decrease) in net assets	(30,330,327)	(65,775,796)	169,195,057	107,975,748

NET ASSETS:
Beginning of year or period	127,062,441	192,838,237	634,785,574	526,809,826
End of year or period	$96,732,114	$127,062,441	$803,980,631	$634,785,574
Undistributed (distributions in excess of) net investment income at end of year or period	$343,923	$(3,478)	$(3,407,671)	$396,522

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Value Choice Fund		ING Index Plus International Equity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income	$3,021,333	$4,470,605	$2,439,472	$2,130,084
Net realized gain (loss)	(34,832,397)	72,126,776	(1,986,760)	7,773,885
Net change in unrealized appreciation (depreciation)	(7,498,513)	(72,744,924)	2,874,102	(10,985,298)
Increase (decrease) in net assets resulting from operations	(39,309,577)	3,852,457	3,326,814	(1,081,329)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,085,360)	(3,111,531)	(172,400)	(119,991)
Class B	—	(43,014)	(4,426)	(2,716)
Class C	(366,940)	(1,315,055)	(15,082)	(5,994)
Class I	(2,716,720)	(2,957,286)	(1,376,087)	(1,354,511)
Class O	—	—	(927,783)	(609,056)
Class W	(288,923)	(584,591)	(83)	—
Net realized gains:
Class A	(20,838,644)	—	—	—
Class B	(485,497)	—	—	—
Class C	(13,221,207)	—	—	—
Class I	(19,281,134)	—	—	—
Class W	(2,277,810)	—	—	—
Total distributions	(61,562,235)	(8,011,477)	(2,495,861)	(2,092,268)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	54,481,797	389,319,314	10,801,680	51,836,203
Payment from distribution/payment by affiliate	364,932	—	—	—
Reinvestment of distributions	36,770,617	4,386,066	1,596,949	1,504,647
	91,617,346	393,705,380	12,398,629	53,340,850
Cost of shares redeemed	(453,328,903)	(243,707,957)	(51,575,951)	(93,789,046)
Net increase (decrease) in net assets resulting from capital share transactions	(361,711,557)	149,997,423	(39,177,322)	(40,448,196)
Net increase (decrease) in net assets	(462,583,369)	145,838,403	(38,346,369)	(43,621,793)

NET ASSETS:
Beginning of year or period	640,165,025	494,326,622	94,728,942	138,350,735
End of year or period	$177,581,656	$640,165,025	$56,382,573	$94,728,942
Undistributed net investment income at end of year or period	$678,384	$4,867,897	$2,410,014	$2,285,357

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Small Cap Fund		ING International Value Choice Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income	$3,487,467	$4,194,520	$431,484	$729,357
Net realized gain (loss)	(884,643)	44,928,242	(2,448,801)	(265,944)
Net change in unrealized appreciation (depreciation)	10,619,358	(62,985,420)	108,873	(4,469,597)
Increase (decrease) in net assets resulting from operations	13,222,182	(13,862,658)	(1,908,444)	(4,006,184)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,557,769)	(540,772)	(562,622)	(190,808)
Class B	(10,775)	(56)	(7,167)	—
Class C	(230,441)	(572)	(80,404)	(12,953)
Class I	(3,055,854)	(1,827,105)	(122,252)	(187,574)
Class O	(25,934)	(6,464)	—	—
Class W	(458,648)	(240,091)	(1,980)	(516)
Total distributions	(5,339,421)	(2,615,060)	(774,425)	(391,851)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,267,070	79,921,323	13,499,438	22,439,247
Payment from distribution/payment by affiliate	821,983	136,362	—	—
Reinvestment of distributions	3,263,088	1,515,427	677,136	351,441
	33,352,141	81,573,112	14,176,574	22,790,688
Cost of shares redeemed	(106,730,639)	(192,605,155)	(18,392,169)	(35,264,069)
Net decrease in net assets resulting from capital share transactions	(73,378,498)	(111,032,043)	(4,215,595)	(12,473,381)
Net decrease in net assets	(65,495,737)	(127,509,761)	(6,898,464)	(16,871,416)

NET ASSETS:
Beginning of year or period	307,668,967	435,178,728	29,922,785	46,794,201
End of year or period	$242,173,230	$307,668,967	$23,024,321	$29,922,785
Undistributed net investment income at end of year or period	$4,269,957	$4,023,061	$365,448	$725,238

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Value Fund		ING Russia Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$11,760,505	$16,501,957	$1,234,539	$(1,256,315)
Net realized gain (loss)	(57,627,771)	(15,527,252)	(2,514,104)	1,651,353
Net change in unrealized appreciation (depreciation)	44,269,093	(63,706,978)	(19,656,224)	(29,282,257)
Decrease in net assets resulting from operations	(1,598,173)	(62,732,273)	(20,935,789)	(28,887,219)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(7,601,085)	(10,059,110)	—	—
Class B	(20,538)	(81)	—	—
Class C	(2,495,707)	(2,824,431)	—	—
Class I	(7,967,223)	(9,798,033)	—	—
Class W	(9,108)	(545,238)	—	—
Total distributions	(18,093,661)	(23,226,893)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	36,063,881	158,710,188	24,129,463	62,067,223
Payment from distribution/payment by affiliate	860,591	115,624	—	—
Reinvestment of distributions	14,532,214	18,121,879	—	—
	51,456,686	176,947,691	24,129,463	62,067,223
Redemption fee proceeds	—	—	133,331	217,940
Cost of shares redeemed	(252,961,793)	(623,758,163)	(87,210,483)	(131,466,024)
Net decrease in net assets resulting from capital share transactions	(201,505,107)	(446,810,472)	(62,947,689)	(69,180,861)
Net decrease in net assets	(221,196,941)	(532,769,638)	(83,883,478)	(98,068,080)

NET ASSETS:
Beginning of year or period	703,780,494	1,236,550,132	328,244,953	426,313,033
End of year or period	$482,583,553	$703,780,494	$244,361,475	$328,244,953
Undistributed net investment income/Accumulated net investment loss at end of year or period	$11,361,011	$16,370,623	$973,892	$(6,466)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Diversified International Fund
Class A
10-31-12	8.62	0.12		0.32	0.44	0.11	—	—	0.11	—	8.95	5.19	0.73	0.50		0.50		1.47		46,504	20
10-31-11	9.33	0.08		(0.70)	(0.62)	0.08	—	0.01	0.09	—	8.62	(6.73)	0.68	0.50		0.50		0.97		61,325	112
10-31-10	8.27	0.06		1.07	1.13	0.06	—	0.01	0.07	—	9.33	13.71	0.63	0.39		0.39		0.76		102,460	49
10-31-09	7.30	0.24	•	1.59	1.83	0.86	—	—	0.86	—	8.27	28.22	0.76	0.38		0.38		3.45		129,966	32
10-31-08	14.98	0.17	•	(7.50)	(7.33)	0.26	0.09	—	0.35	—	7.30	(50.04)	0.57	0.31		0.31		1.41		167,282	55
Class B
10-31-12	8.57	0.06		0.31	0.37	0.02	—	—	0.02	—	8.92	4.37	1.48	1.25		1.25		0.70		7,795	20
10-31-11	9.27	0.02		(0.71)	(0.69)	0.00 *	—	0.01	0.01	—	8.57	(7.42)	1.43	1.25		1.25		0.18		10,193	112
10-31-10	8.23	(0.00	)*	1.05	1.05	—	—	0.01	0.01	—	9.27	12.78	1.38	1.14		1.14		(0.03)		16,616	49
10-31-09	7.22	0.17	•	1.61	1.78	0.77	—	—	0.77	—	8.23	27.46	1.51	1.13		1.13		2.43		19,919	32
10-31-08	14.84	0.07		(7.43)	(7.36)	0.17	0.09	—	0.26	—	7.22	(50.43)	1.32	1.06		1.06		0.67		20,167	55
Class C
10-31-12	8.55	0.06		0.31	0.37	0.02	—	—	0.02	—	8.90	4.39	1.48	1.25		1.25		0.70		27,903	20
10-31-11	9.26	0.01		(0.70)	(0.69)	0.01	—	0.01	0.02	—	8.55	(7.51)	1.43	1.25		1.25		0.15		38,542	112
10-31-10	8.21	(0.00	)*	1.06	1.06	—	—	0.01	0.01	—	9.26	12.88	1.38	1.14		1.14		(0.01)		59,015	49
10-31-09	7.21	0.17	•	1.60	1.77	0.77	—	—	0.77	—	8.21	27.32	1.51	1.13		1.13		2.54		71,831	32
10-31-08	14.83	0.07		(7.42)	(7.35)	0.18	0.09	—	0.27	—	7.21	(50.43)	1.32	1.06		1.06		0.67		78,834	55
Class I
10-31-12	8.61	0.13		0.32	0.45	0.13	—	—	0.13	—	8.93	5.43	0.48	0.25		0.25		1.63		9,953	20
10-31-11	9.32	0.08	•	(0.67)	(0.59)	0.11	—	0.01	0.12	—	8.61	(6.46)	0.28	0.25		0.25		0.81		11,957	112
10-31-10	8.26	0.03	•	1.12	1.15	0.08	—	0.01	0.09	—	9.32	13.98	0.35	0.14		0.14		0.36		9,188	49
10-31-09	7.30	0.31	•	1.55	1.86	0.90	—	—	0.90	—	8.26	28.78	0.48	0.10		0.10		4.55		3,209	32
10-31-08	14.99	0.21		(7.53)	(7.32)	0.28	0.09	—	0.37	—	7.30	(49.97)	0.32	0.06		0.06		1.69		16	55
Class O
10-31-12	8.56	0.11		0.31	0.42	0.11	—	—	0.11	—	8.87	5.09	0.73	0.50		0.50		1.25		3,833	20
10-31-11	9.28	0.07		(0.69)	(0.62)	0.09	—	0.01	0.10	—	8.56	(6.75)	0.68	0.50		0.50		0.62		3,516	112
10-31-10	8.24	0.05	•	1.08	1.13	0.08	—	0.01	0.09	—	9.28	13.81	0.63	0.34		0.34		0.55		2,947	49
10-31-09	7.29	0.10	•	1.74	1.84	0.89	—	—	0.89	—	8.24	28.45	0.76	0.38		0.38		1.30		1,911	32
06-04-08(4)–10-31-08	12.99	0.02	•	(5.72)	(5.70)	—	—	—	—	—	7.29	(43.88)	0.57	0.31		0.31		0.48		140	55
Class R
10-31-12	8.52	0.13	•	0.28	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75		0.75		1.53		96	20
10-31-11	9.22	0.05		(0.68)	(0.63)	0.06	—	0.01	0.07	—	8.52	(6.89)	0.93	0.75		0.75		0.58		137	112
10-31-10	8.18	0.04	•	1.05	1.09	0.04	—	0.01	0.05	—	9.22	13.40	0.88	0.64		0.64		0.47		173	49
10-31-09	7.22	0.20		1.60	1.80	0.84	—	—	0.84	—	8.18	28.13	1.01	0.63		0.63		2.94		198	32
10-31-08	14.82	0.15		(7.44)	(7.29)	0.22	0.09	—	0.31	—	7.22	(50.18)	0.82	0.56		0.56		1.26		183	55
Class W
10-31-12	8.58	0.15		0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25		0.25		1.86		647	20
10-31-11	9.30	0.12	•	(0.72)	(0.60)	0.11	—	0.01	0.12	—	8.58	(6.55)	0.43	0.25		0.25		1.29		1,392	112
10-31-10	8.25	0.09	•	1.06	1.15	0.09	—	0.01	0.10	—	9.30	14.07	0.38	0.09		0.09		1.03		2,440	49
10-31-09	7.29	0.21	•	1.65	1.86	0.90	—	—	0.90	—	8.25	28.84	0.48	0.10		0.10		2.96		2,545	32
02-12-08(4)–10-31-08	12.17	0.06	•	(4.94)	(4.88)	—	—	—	—	—	7.29	(40.10)	0.32	0.06		0.06		0.80		1,506	55
ING Global Bond Fund
Class A
10-31-12	11.76	0.40	•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90		0.90		3.46		219,276	609
10-31-11	12.32	0.46	•	(0.32)	0.14	0.59	0.11	—	0.70	—	11.76	1.32	0.96	0.90	†	0.90	†	3.88	†	266,155	440
10-31-10	12.25	0.53	•	0.30	0.83	0.71	0.05	—	0.76	—	12.32	7.14	1.00	0.90	†	0.90	†	4.43	†	192,384	440
10-31-09	10.19	0.32		2.13	2.45	0.15	0.24	—	0.39	—	12.25	24.43	1.06	0.91	†	0.91	†	3.30	†	103,255	396
10-31-08	10.59	0.27	•	0.07	0.34	0.62	0.12	—	0.74	—	10.19	3.04	1.05	0.93	†	0.93	†	2.53	†	79,451	830

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Bond Fund (continued)
Class B
10-31-12	11.66	0.32	•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78		1.68	1.65		1.65		2.77		1,587	609
10-31-11	12.21	0.42		(0.36)	0.06	0.50	0.11	—	0.61	—	11.66	0.65		1.71	1.65	†	1.65	†	3.33	†	2,086	440
10-31-10	12.16	0.46		0.27	0.73	0.63	0.05	—	0.68	—	12.21	6.22		1.75	1.65	†	1.65	†	3.79	†	4,125	440
10-31-09	10.16	0.29		2.07	2.36	0.12	0.24	—	0.36	—	12.16	23.56		1.81	1.66	†	1.66	†	2.59	†	5,135	396
10-31-08	10.55	0.18	•	0.08	0.26	0.53	0.12	—	0.65	—	10.16	2.26		1.80	1.68	†	1.68	†	1.71	†	4,085	830
Class C
10-31-12	11.70	0.32	•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86		1.68	1.65		1.65		2.77		109,381	609
10-31-11	12.25	0.38		(0.31)	0.07	0.51	0.11	—	0.62	—	11.70	0.65		1.71	1.65	†	1.65	†	3.25	†	89,510	440
10-31-10	12.20	0.43	•	0.30	0.73	0.63	0.05	—	0.68	—	12.25	6.23		1.75	1.65	†	1.65	†	3.65	†	90,458	440
10-31-09	10.20	0.28	•	2.08	2.36	0.12	0.24	—	0.36	—	12.20	23.48		1.81	1.66	†	1.66	†	2.54	†	45,773	396
10-31-08	10.59	0.18	•	0.09	0.27	0.54	0.12	—	0.66	—	10.20	2.31		1.80	1.68	†	1.68	†	1.71	†	29,009	830
Class I
10-31-12	11.73	0.44	•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94		0.63	0.60		0.60		3.82		437,620	609
10-31-11	12.28	0.51	•	(0.32)	0.19	0.63	0.11	—	0.74	—	11.73	1.75		0.62	0.56	†	0.56	†	4.34	†	251,112	440
10-31-10	12.22	0.56	•	0.31	0.87	0.76	0.05	—	0.81	—	12.28	7.44		0.65	0.55	†	0.55	†	4.73	†	222,123	440
10-31-09	10.21	0.45	•	2.04	2.49	0.24	0.24	—	0.48	—	12.22	24.94		0.71	0.56	†	0.56	†	3.89	†	136,178	396
10-31-08	10.58	0.28	•	0.14	0.42	0.67	0.12	—	0.79	—	10.21	3.78		0.74	0.62	†	0.62	†	2.69	†	503	830
Class O
10-31-12	11.57	0.40		0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62		0.93	0.90		0.90		3.52		4,117	609
10-31-11	12.12	0.46	•	(0.31)	0.15	0.59	0.11	—	0.70	—	11.57	1.43		0.96	0.90	†	0.90	†	3.98	†	3,985	440
10-31-10	12.06	0.53	•	0.29	0.82	0.71	0.05	—	0.76	—	12.12	7.17		1.00	0.90	†	0.90	†	4.53	†	3,578	440
10-31-09	10.15	0.37	•	2.04	2.41	0.26	0.24	—	0.50	—	12.06	24.26		1.06	0.91	†	0.91	†	3.30	†	3,126	396
06-04-08(4)–10-31-08	10.65	0.10	•	(0.49)	(0.39)	0.11	—	—	0.11	—	10.15	(3.70)		1.05	0.93	†	0.93	†	2.47	†	222	830
Class R
10-31-12	11.75	0.39	•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30		1.18	1.15		1.15		3.42		276	609
08-05-11(4)–10-31-11	12.06	0.12		(0.31)	(0.19)	0.11	0.01	—	0.12	—	11.75	(1.59)		1.21	1.15	†	1.15	†	4.22	†	3	440
Class W
10-31-12	11.56	0.43	•	0.20	0.63	0.17	0.45	0.16	0.78	—	11.41	5.89		0.68	0.65		0.65		3.79		31,723	609
10-31-11	12.12	0.48		(0.31)	0.17	0.62	0.11	—	0.73	—	11.56	1.60		0.71	0.65	†	0.65	†	4.07	†	21,934	440
10-31-10	12.06	0.52	•	0.34	0.86	0.75	0.05	—	0.80	—	12.12	7.45		0.75	0.65	†	0.65	†	4.44	†	14,142	440
06-01-09(4)–10-31-09	11.22	0.14	•	1.03	1.17	0.33	—	—	0.33	—	12.06	10.54		0.71	0.56	†	0.56	†	2.85	†	1,533	396
ING Global Value Choice Fund
Class A
10-31-12	32.23	0.29	•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02	26.44	(7.71	)(a)	1.58	1.51		1.47		1.05		82,688	35
10-31-11	31.83	0.21		0.66	0.87	0.47	—	—	0.47	—	32.23	2.69		1.43	1.43		1.42		0.70		233,166	67
10-31-10	26.25	0.10		5.61	5.71	0.17	—	—	0.17	0.04	31.83	21.97	(b)	1.50	1.49		1.48		0.44		200,835	49
10-31-09	16.84	0.12	•	9.29	9.41	—	—	—	—	—	26.25	55.88		1.58	1.50	†	1.49	†	0.56	†	107,499	81
10-31-08	28.40	0.11		(11.51)	(11.40)	0.16	—	—	0.16	—	16.84	(40.34)		1.62	1.55	†	1.53	†	0.41	†	38,258	73
Class B
10-31-12	34.28	0.12	•	(2.94)	(2.82)	—	3.05	—	3.05	0.02	28.43	(8.35	)(a)	2.33	2.26		2.22		0.42		3,256	35
10-31-11	33.82	(0.04	)•	0.70	0.66	0.20	—	—	0.20	—	34.28	1.94		2.18	2.18		2.17		(0.12)		5,771	67
10-31-10	28.00	(0.11)		5.96	5.85	0.07	—	—	0.07	0.04	33.82	21.07	(b)	2.25	2.24		2.23		(0.34)		7,557	49
10-31-09	18.10	(0.05)		9.95	9.90	—	—	—	—	—	28.00	54.70		2.33	2.25	†	2.24	†	(0.19	)†	7,105	81
10-31-08	30.58	(0.11	)•	(12.37)	(12.48)	—	—	—	—	—	18.10	(40.81)		2.37	2.30	†	2.28	†	(0.39	)†	6,722	73

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Value Choice Fund (continued)
Class C
10-31-12	30.27	0.08	•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02		24.67	(8.36	)(a)	2.33	2.26		2.22		0.32		52,628	35
10-31-11	30.03	(0.01	)•	0.60	0.59	0.35	—	—	0.35	—		30.27	1.93		2.18	2.18		2.17		(0.05)		134,665	67
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	—	—	0.08	0.04		30.03	21.04	(b)	2.25	2.24		2.23		(0.33)		103,709	49
10-31-09	16.08	(0.05)		8.85	8.80	—	—	—	—	—		24.88	54.73		2.33	2.25	†	2.24	†	(0.30	)†	48,308	81
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	—	—	0.02	—		16.08	(40.79)		2.37	2.30	†	2.28	†	(0.36	)†	21,045	73
Class I
10-31-12	32.58	0.26	•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02		26.69	(7.54	)(a)	1.26	1.26		1.22		0.90		30,701	35
10-31-11	32.14	0.37	•	0.62	0.99	0.55	—	—	0.55	—		32.58	3.04		1.08	1.08		1.07		1.09		241,105	67
10-31-10	26.46	0.25	•	5.63	5.88	0.24	—	—	0.24	0.04		32.14	22.49	(b)	1.12	1.11		1.10		0.84		152,120	49
10-31-09	16.92	0.18	•	9.36	9.54	—	—	—	—	—		26.46	56.38		1.18	1.17	†	1.16	†	0.82	†	10,388	81
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	—	—	0.28	—		16.92	(40.13)		1.22	1.22	†	1.20	†	0.76	†	5,794	73
Class W
10-31-12	32.50	0.37	•	(2.76)	(2.39)	0.39	3.05	—	3.44	0.02		26.69	(7.43	)(a)	1.33	1.26		1.22		1.32		8,308	35
10-31-11	32.07	0.29	•	0.68	0.97	0.54	—	—	0.54	—		32.50	2.98		1.18	1.18		1.17		0.87		25,458	67
10-31-10	26.46	0.21	•	5.60	5.81	0.24	—	—	0.24	0.04		32.07	22.23	(b)	1.25	1.24		1.23		0.73		30,105	49
06-01-09(4)–10-31-09	24.24	(0.08	)•	2.30	2.22	—	—	—	—	—		26.46	9.16		1.18	1.17	†	1.16	†	(0.79	)†	250	81
ING Index Plus International Equity Fund
Class A
10-31-12	7.77	0.22		0.11	0.33	0.19	—	—	0.19	—		7.91	4.50		1.45	1.15		1.15		2.66		6,600	155
10-31-11	8.36	0.18		(0.66)	(0.48)	0.11	—	—	0.11	—		7.77	(5.81)		1.48	1.15	†	1.15	†	1.98	†	7,322	140
10-31-10	7.80	0.13		0.58	0.71	0.15	—	—	0.15	0.00	*	8.36	9.17	(c)	1.31	1.16	†	1.16	†	1.65	†	8,969	171
10-31-09	6.35	0.16	•	1.49	1.65	0.23	—	—	0.23	0.03		7.80	27.40	(d)	1.53	1.15		1.15		2.58		8,828	169
10-31-08	13.95	0.19	•	(6.24)	(6.05)	0.18	1.37	—	1.55	—		6.35	(48.51)		1.73	1.30		1.30		1.93		9,446	215
Class B
10-31-12	7.79	0.14	•	0.13	0.27	0.09	—	—	0.09	—		7.97	3.65		2.20	1.90		1.90		1.87		284	155
10-31-11	8.36	0.10	•	(0.64)	(0.54)	0.03	—	—	0.03	—		7.79	(6.47)		2.23	1.90	†	1.90	†	1.16	†	387	140
10-31-10	7.80	0.06	•	0.58	0.64	0.08	—	—	0.08	0.00	*	8.36	8.30	(c)	2.06	1.91	†	1.91	†	0.86	†	772	171
10-31-09	6.29	0.11	•	1.49	1.60	0.12	—	—	0.12	0.03		7.80	26.41	(d)	2.28	1.90		1.90		1.74		1,221	169
10-31-08	13.90	0.12	•	(6.20)	(6.08)	0.16	1.37	—	1.53	—		6.29	(48.88)		2.48	2.05		2.05		1.22		1,571	215
Class C
10-31-12	7.72	0.15		0.12	0.27	0.12	—	—	0.12	—		7.87	3.71		2.20	1.90		1.90		1.89		933	155
10-31-11	8.30	0.10	•	(0.64)	(0.54)	0.04	—	—	0.04	—		7.72	(6.52)		2.23	1.90	†	1.90	†	1.23	†	943	140
10-31-10	7.75	0.07	•	0.57	0.64	0.09	—	—	0.09	0.00	*	8.30	8.35	(c)	2.06	1.91	†	1.91	†	0.93	†	1,202	171
10-31-09	6.28	0.11	•	1.48	1.59	0.15	—	—	0.15	0.03		7.75	26.45	(d)	2.28	1.90		1.90		1.78		1,445	169
10-31-08	13.89	0.12	•	(6.20)	(6.08)	0.16	1.37	—	1.53	—		6.28	(48.91)		2.48	2.05		2.05		1.16		1,311	215
Class I
10-31-12	7.80	0.24	•	0.12	0.36	0.22	—	—	0.22	—		7.94	5.04		0.98	0.68		0.68		3.24		12,017	155
10-31-11	8.38	0.17		(0.61)	(0.44)	0.14	—	—	0.14	—		7.80	(5.34)		1.04	0.71	†	0.71	†	2.02	†	47,132	140
10-31-10	7.81	0.14	•	0.59	0.73	0.16	—	—	0.16	0.00	*	8.38	9.46	(c)	0.85	0.83	†	0.83	†	1.86	†	81,470	171
10-31-09	6.42	0.18	•	1.50	1.68	0.32	—	—	0.32	0.03		7.81	27.81	(d)	0.92	0.90		0.90		2.83		51,114	169
10-31-08	14.06	0.29	•	(6.32)	(6.03)	0.24	1.37	—	1.61	—		6.42	(48.12)		1.05	0.62		0.62		2.80		54,838	215
Class O
10-31-12	7.71	0.21		0.12	0.33	0.19	—	—	0.19	—		7.85	4.55		1.45	1.15		1.15		2.62		36,546	155
10-31-11	8.30	0.17		(0.65)	(0.48)	0.11	—	—	0.11	—		7.71	(5.85)		1.48	1.15	†	1.15	†	1.98	†	38,942	140
10-31-10	7.75	0.14		0.56	0.70	0.15	—	—	0.15	0.00	*	8.30	9.10	(c)	1.31	1.16	†	1.16	†	1.65	†	45,938	171
10-31-09	6.31	0.16	•	1.49	1.65	0.24	—	—	0.24	0.03		7.75	27.60	(d)	1.53	1.15		1.15		2.53		47,328	169
11-09-07(4)–10-31-08	13.09	0.19	•	(5.36)	(5.17)	0.24	1.37	—	1.61	—		6.31	(45.16)		1.73	1.30		1.30		2.03		41,539	215

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions											Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus International Equity Fund (continued)
Class W
10-31-12	7.79	0.22		0.12	0.34	0.22		—		—	0.22		—	7.91	4.73		1.20	0.90		0.90		2.87		3	155
08-05-11(4)–10-31-11	7.93	0.03		(0.17)	(0.14)	—		—		—	—		—	7.79	(1.77)		1.23	0.90	†	0.90	†	1.73	†	3	140
ING International Small Cap Fund
Class A
10-31-12	35.39	0.42	•	1.73	2.15	0.57		—		—	0.57		0.10	37.07	6.62	(a)	1.77	1.74		1.74		1.20		81,948	31
10-31-11	37.55	0.29	•	(2.32)	(2.03)	0.14		—		—	0.14		0.01	35.39	(5.41	)(a),(e)	1.72	1.70		1.70		0.74		99,873	37
10-31-10	31.45	0.14	•	6.28	6.42	0.40		—		—	0.40		0.08	37.55	20.85	(a),(f)	1.81	1.79	†	1.79	†	0.42	†	144,594	63
10-31-09	22.73	0.21	•	9.04	9.25	0.71		—		—	0.71		0.18	31.45	42.73	(a),(g)	1.95	1.95	†	1.95	†	0.85	†	177,914	103
10-31-08	66.43	0.65		(36.15)	(35.50)	0.32		7.88		—	8.20		—	22.73	(59.84	)(a)	1.70	1.70		1.70		1.27		160,896	84
Class B
10-31-12	37.10	0.19	•	1.90	2.09	0.17		—		—	0.17		0.10	39.12	5.96	(a)	2.42	2.39		2.39		0.51		1,888	31
10-31-11	39.49	(0.00	)*,•	(2.41)	(2.41)	0.00	*	—		—	0.00	*	0.02	37.10	(6.05	)(a),(e)	2.37	2.35		2.35		(0.01)		2,592	37
10-31-10	33.01	(0.09	)•	6.62	6.53	0.13		—		—	0.13		0.08	39.49	20.07	(a),(f)	2.46	2.44	†	2.44	†	(0.27	)†	5,120	63
10-31-09	23.48	0.06	•	9.45	9.51	0.17		—		—	0.17		0.19	33.01	41.60	(a),(g)	2.60	2.60	†	2.60	†	0.24	†	8,383	103
10-31-08	68.31	0.21	•	(37.16)	(36.95)	—		7.88		—	7.88		—	23.48	(60.10	)(a)	2.35	2.35		2.35		0.45		11,892	84
Class C
10-31-12	32.93	0.18	•	1.63	1.81	0.33		—		—	0.33		0.09	34.50	5.94	(a)	2.42	2.39		2.39		0.55		20,351	31
10-31-11	35.04	0.04	•	(2.16)	(2.12)	0.00	*	—		—	0.00	*	0.01	32.93	(6.02	)(a),(e)	2.37	2.35		2.35		0.11		23,410	37
10-31-10	29.41	(0.07	)•	5.87	5.80	0.24		—		—	0.24		0.07	35.04	20.05	(a),(f)	2.46	2.44	†	2.44	†	(0.23	)†	31,078	63
10-31-09	21.15	0.05	•	8.46	8.51	0.42		—		—	0.42		0.17	29.41	41.80	(a),(g)	2.60	2.60	†	2.60	†	0.21	†	31,928	103
10-31-08	62.48	0.34		(33.79)	(33.45)	—		7.88		—	7.88		—	21.15	(60.11	)(a)	2.35	2.35		2.35		0.58		29,760	84
Class I
10-31-12	35.50	0.57		1.74	2.31	0.77		—		—	0.77		0.10	37.14	7.15	(a)	1.29	1.26		1.26		1.61		100,952	31
10-31-11	37.66	0.50	•	(2.35)	(1.85)	0.32		—		—	0.32		0.01	35.50	(4.97	)(a),(e)	1.27	1.25		1.25		1.26		153,676	37
10-31-10	31.53	0.33		6.27	6.60	0.55		—		—	0.55		0.08	37.66	21.45	(a),(f)	1.28	1.26	†	1.26	†	0.99	†	210,965	63
10-31-09	22.85	0.32	•	9.09	9.41	0.91		—		—	0.91		0.18	31.53	43.57	(a),(g)	1.45	1.45	†	1.45	†	1.29	†	164,985	103
10-31-08	66.72	0.78		(36.25)	(35.47)	0.52		7.88		—	8.40		—	22.85	(59.66	)(a)	1.29	1.29		1.29		1.71		139,213	84
Class O
10-31-12	35.13	0.50		1.67	2.17	0.65		—		—	0.65		0.10	36.75	6.75	(a)	1.67	1.64		1.64		1.37		1,573	31
10-31-11	37.30	0.39	•	(2.37)	(1.98)	0.20		—		—	0.20		0.01	35.13	(5.32	)(a),(e)	1.62	1.60		1.60		1.00		1,425	37
10-31-10	31.28	0.19		6.22	6.41	0.47		—		—	0.47		0.08	37.30	20.95	(a),(f)	1.71	1.69	†	1.69	†	0.66	†	1,164	63
10-31-09	22.75	0.18	•	9.07	9.25	0.90		—		—	0.90		0.18	31.28	43.07	(a),(g)	1.85	1.85	†	1.85	†	0.69	†	565	103
06-04-08(4)–10-31-08	47.28	0.18	•	(24.71)	(24.53)	—		0.00	*	—	—		—	22.75	(51.88	)(a)	1.60	1.60		1.60		1.39		62	84
Class W
10-31-12	42.00	0.66		2.05	2.71	0.72		—		—	0.72		0.12	44.11	7.02	(a)	1.42	1.39		1.39		1.61		35,461	31
10-31-11	44.49	0.53	•	(2.79)	(2.26)	0.25		—		—	0.25		0.02	42.00	(5.08	)(a),(e)	1.37	1.35		1.35		1.14		26,693	37
10-31-10	37.21	0.32	•	7.41	7.73	0.54		—		—	0.54		0.09	44.49	21.24	(a),(f)	1.46	1.44	†	1.44	†	0.82	†	42,257	63
10-31-09	26.83	0.37		10.71	11.08	0.92		—		—	0.92		0.22	37.21	43.54	(a),(g)	1.45	1.45	†	1.45	†	1.32	†	12,096	103
02-12-08(4)–10-31-08	50.70	0.50	•	(24.37)	(23.87)	—		0.00	*	—	—		—	26.83	(47.08	)(a)	1.29	1.29		1.29		1.80		10,366	84
ING International Value Choice Fund
Class A
10-31-12	10.13	0.16		(0.82)	(0.66)	0.27		—		—	0.27		—	9.20	(6.42)		1.94	1.56		1.53		1.64		18,559	29
10-31-11	10.96	0.16		(0.90)	(0.74)	0.09		—		—	0.09		—	10.13	(6.82)		1.82	1.60	†	1.60	†	1.42	†	21,037	48
10-31-10	9.68	0.08	•	1.26	1.34	0.06		—		—	0.06		—	10.96	13.95		1.78	1.70	†	1.70	†	0.77	†	22,683	43
10-31-09	7.56	0.06		2.14	2.20	0.08		—		—	0.08		—	9.68	29.22		1.83	1.70	†	1.70	†	0.86	†	15,615	44
10-31-08	14.89	0.06		(5.31)	(5.25)	0.10		1.98		—	2.08		—	7.56	(40.21)		1.62	1.65	†	1.64	†	0.52	†	8,940	73

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions											Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Value Choice Fund (continued)
Class B
10-31-12	9.95	0.09	•	(0.79)	(0.70)	0.15		—	—	0.15		—		9.10	(7.02)		2.69	2.31		2.28		0.95		325	29
10-31-11	10.77	0.08	•	(0.90)	(0.82)	—		—	—	—		—		9.95	(7.61)		2.57	2.35	†	2.35	†	0.58	†	481	48
10-31-10	9.53	0.01	•	1.24	1.25	0.01		—	—	0.01		—		10.77	13.11		2.53	2.45	†	2.45	†	0.09	†	1,160	43
10-31-09	7.44	0.02	•	2.07	2.09	0.00	*	—	—	0.00	*	—		9.53	28.13		2.58	2.45	†	2.45	†	0.18	†	1,786	44
10-31-08	14.67	(0.03	)•	(5.22)	(5.25)	0.00	*	1.98	—	1.98		—		7.44	(40.63)		2.37	2.40	†	2.39	†	(0.27	)†	1,738	73
Class C
10-31-12	9.96	0.09	•	(0.80)	(0.71)	0.18		—	—	0.18		—		9.07	(7.06)		2.69	2.31		2.28		0.96		2,642	29
10-31-11	10.80	0.09		(0.90)	(0.81)	0.03		—	—	0.03		—		9.96	(7.55)		2.57	2.35	†	2.35	†	0.69	†	4,449	48
10-31-10	9.56	0.01	•	1.24	1.25	0.01		—	—	0.01		—		10.80	13.07		2.53	2.45	†	2.45	†	0.06	†	5,195	43
10-31-09	7.46	0.01	•	2.09	2.10	0.00	*	—	—	0.00	*	—		9.56	28.19		2.58	2.45	†	2.45	†	0.14	†	4,091	44
10-31-08	14.70	(0.03	)•	(5.23)	(5.26)	—		1.98	—	1.98		—		7.46	(40.62)		2.37	2.40	†	2.39	†	(0.25	)†	2,267	73
Class I
10-31-12	10.14	0.19		(0.83)	(0.64)	0.30		—	—	0.30		—		9.20	(6.20)		1.73	1.35		1.32		1.85		1,425	29
10-31-11	10.96	0.23	•	(0.93)	(0.70)	0.12		—	—	0.12		—		10.14	(6.50)		1.38	1.28	†	1.28	†	1.82	†	3,892	48
10-31-10	9.67	0.12	•	1.25	1.37	0.08		—	—	0.08		—		10.96	14.26		1.35	1.35	†	1.35	†	1.24	†	17,722	43
10-31-09	7.57	0.10	•	2.12	2.22	0.12		—	—	0.12		—		9.67	29.58		1.39	1.39	†	1.39	†	1.19	†	27,654	44
10-31-08	14.92	0.09		(5.30)	(5.21)	0.16		1.98	—	2.14		—		7.57	(39.96)		1.27	1.30	†	1.29	†	0.80	†	36,089	73
Class W
10-31-12	10.14	0.21	•	(0.84)	(0.63)	0.30		—	—	0.30		—		9.21	(6.11)		1.69	1.31		1.28		2.43		73	29
10-31-11	10.97	0.22		(0.94)	(0.72)	0.11		—	—	0.11		—		10.14	(6.62)		1.57	1.35	†	1.35	†	2.06	†	63	48
10-31-10	9.68	0.12	•	1.25	1.37	0.08		—	—	0.08		—		10.97	14.27		1.53	1.45	†	1.45	†	1.15	†	34	43
06-01-09(4)–10-31-09	9.18	0.01	•	0.49	0.50	—		—	—	—		—		9.68	5.45		1.39	1.39	†	1.39	†	0.30	†	3	44
ING International Value Fund
Class A
10-31-12	10.59	0.21	•	(0.12)	0.09	0.28		—	—	0.28		0.01		10.41	1.20	(a)	1.67	1.61		1.61		2.05		185,195	33
10-31-11	11.78	0.20	•	(1.16)	(0.96)	0.23		—	—	0.23		0.00	*	10.59	(8.33	)(a),(h)	1.65	1.64		1.64		1.68		306,024	116
10-31-10	11.30	0.18	•	0.45	0.63	0.17		—	—	0.17		0.02		11.78	5.78	(a),(i)	1.62	1.62	†	1.62	†	1.63	†	549,016	81
10-31-09	11.13	0.14		1.88	2.02	0.35		1.51	—	1.86		0.01		11.30	21.74	(a),(j)	1.75	1.75	†	1.75	†	1.25	†	725,329	92
10-31-08	23.15	0.39		(8.83)	(8.44)	0.23		3.35	—	3.58		—		11.13	(42.58	)(a)	1.58	1.58	†	1.57	†	1.95	†	931,162	23
Class B
10-31-12	10.61	0.13	•	(0.11)	0.02	0.16		—	—	0.16		0.01		10.48	0.45	(a)	2.37	2.31		2.31		1.29		635	33
10-31-11	11.66	0.11	•	(1.16)	(1.05)	0.00	*	—	—	0.00	*	0.00	*	10.61	(9.00	)(a),(h)	2.35	2.34		2.34		0.94		1,430	116
10-31-10	11.14	0.11	•	0.43	0.54	0.04		—	—	0.04		0.02		11.66	5.07	(a),(i)	2.32	2.32	†	2.32	†	0.96	†	3,132	81
10-31-09	10.88	0.06	•	1.87	1.93	0.17		1.51	—	1.68		0.01		11.14	20.91	(a),(j)	2.45	2.45	†	2.45	†	0.65	†	37,743	92
10-31-08	22.64	0.19	•	(8.58)	(8.39)	0.02		3.35	—	3.37		—		10.88	(43.00	)(a)	2.28	2.28	†	2.27	†	1.12	†	85,873	23
Class C
10-31-12	10.23	0.14	•	(0.12)	0.02	0.19		—	—	0.19		0.01		10.07	0.51	(a)	2.37	2.31		2.31		1.38		101,301	33
10-31-11	11.40	0.11	•	(1.12)	(1.01)	0.16		—	—	0.16		0.00	*	10.23	(8.98	)(a),(h)	2.35	2.34		2.34		0.98		137,199	116
10-31-10	10.95	0.11	•	0.43	0.54	0.11		—	—	0.11		0.02		11.40	5.07	(a),(i)	2.32	2.26	†	2.26	†	0.99	†	210,574	81
10-31-09	10.79	0.05	•	1.85	1.90	0.24		1.51	—	1.75		0.01		10.95	20.92	(a),(j)	2.45	2.40	†	2.40	†	0.58	†	279,060	92
10-31-08	22.52	0.27		(8.57)	(8.30)	0.08		3.35	—	3.43		—		10.79	(42.94	)(a)	2.28	2.18	†	2.17	†	1.34	†	326,812	23
Class I
10-31-12	10.58	0.27		(0.15)	0.12	0.33		—	—	0.33		0.01		10.38	1.57	(a)	1.23	1.17		1.17		2.50		195,304	33
10-31-11	11.77	0.23	•	(1.16)	(0.93)	0.26		—	—	0.26		0.00	*	10.58	(8.04	)(a),(h)	1.29	1.28		1.28		1.97		258,683	116
10-31-10	11.30	0.23	•	0.44	0.67	0.22		—	—	0.22		0.02		11.77	6.15	(a),(i)	1.27	1.27	†	1.27	†	2.02	†	449,321	81
10-31-09	11.16	0.16	•	1.90	2.06	0.42		1.51	—	1.93		0.01		11.30	22.23	(a),(j)	1.33	1.33	†	1.33	†	1.65	†	607,517	92
10-31-08	23.22	0.47		(8.87)	(8.40)	0.31		3.35	—	3.66		—		11.16	(42.37	)(a)	1.28	1.28	†	1.27	†	2.23	†	735,622	23

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
ING International Value Fund (continued)
Class W
10-31-12	10.57	0.26	•	(0.15)	0.11	0.31	—	—	0.31	0.01		10.38	1.49	(a)	1.37	1.31		1.31		2.54	149	33
10-31-11	11.76	0.08	•	(1.01)	(0.93)	0.26	—	—	0.26	0.00	*	10.57	(8.06	)(a),(h)	1.35	1.34		1.34		0.70	445	116
10-31-10	11.30	0.22		0.44	0.66	0.22	—	—	0.22	0.02		11.76	6.04	(a),(i)	1.32	1.32	†	1.32	†	1.99 †	24,507	81
07-20-09(4)–10-31-09	10.42	0.01	•	0.87	0.88	—	—	—	—	—		11.30	8.45	(a),(j)	1.33	1.33	†	1.33	†	0.20 †	3	92
ING Russia Fund(k)
Class A
10-31-12	33.52	0.15		(2.23)	(2.08)	—	—	—	—	—		31.44	(6.21)		2.14	2.14		2.14		0.43	235,622	46
10-31-11	36.52	(0.12	)•	(2.88)	(3.00)	—	—	—	—	—		33.52	(8.21)		2.03	2.03		2.03		(0.29)	317,715	31
10-31-10	29.53	(0.33	)•	7.32	6.99	—	—	—	—	—		36.52	23.67		2.11	2.11		2.11		(0.98)	418,162	30
10-31-09	25.60	(0.19)		12.20	12.01	—	8.08	—	8.08	—		29.53	65.55		2.21	2.21		2.21		(0.98)	373,249	46
10-31-08	78.13	(0.48)		(40.46)	(40.94)	—	11.59	—	11.59	0.00	*	25.60	(61.70)		2.06	2.06		2.06		(0.60)	261,127	43
Class I
10-31-12	33.79	0.25	•	(2.28)	(2.03)	—	—	—	—	—		31.76	(6.01)		1.96	1.96		1.96		0.77	8,675	46
10-31-11	36.64	(0.02)		(2.83)	(2.85)	—	—	—	—	—		33.79	(7.78)		1.73	1.73		1.73		(0.04)	10,528	31
10-31-10	29.54	(0.10)		7.20	7.10	—	—	—	—	—		36.64	24.04		1.71	1.71		1.71		(0.38)	8,151	30
09-30-09(4)–10-31-09	28.27	(0.04	)•	1.31	1.27	—	—	—	—	—		29.54	4.49		1.68	1.68		1.68		(1.68)	3	46
Class W
10-31-12	33.74	0.47	•	(2.49)	(2.02)	—	—	—	—	—		31.72	(5.99)		1.89	1.89		1.89		1.51	64	46
08-05-11(4)–10-31-11	39.53	(0.03)		(5.76)	(5.79)	—	—	—	—	—		33.74	(14.65)		1.78	1.78		1.78		(0.41)	3	31

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Value Choice would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W; International Small Cap total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46% and 6.72% on Classes A, B, C, I, O and W; and International Value total return would have been 1.07%, 0.32%, 0.38%, 1.44% and 1.36% on Classes A, B, C, I and W, respectively.

(b)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Global Value Choice total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A,B,C,I and W, respectively.

(c)	There was no impact on total return by the payment from distribution settlement.

(d)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Index Plus International Equity total return would have been 26.91%, 25.92%, 25.96%, 27.32% and 27.11% on Classes A, B, C, I and O, respectively.

(e)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International Small Cap total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)% and (5.12)% on Classes A,B,C,I, O and W, respectively.

(f)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Small Cap total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70% and 20.98% on Classes A,B,C,I,O and W, respectively.

(g)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Small Cap total return would have been 41.91%, 40.78%, 40.97%, 42.75%, 42.20% and 42.70% on Classes A,B,C,I,O and W,
respectively.

(h)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International Value total return would have been (8.34)%, (9.02)%, (9.00)%, (8.05)% and (8.07)% on Classes A,B,C,I and W, respectively.

(i)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value total return would have been 5.61%, 4.90%, 4.90%, 5.98% and 5.87% on Classes A,B,C,I, and W, respectively.

(j)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Value total return would have been 21.64%, 20.80%, 20.81% and 22.12% on Classes A,B,C and I, respectively.

(k)	For the year ended October 31, 2008, Class A redemption fees applied to capital were less than $0.005.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012

NOTE 1 — ORGANIZATION

The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized on December 18, 1992 with sixteen separate active series, seven of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): Diversified International, Global Bond, Global Value Choice, Index Plus International Equity, International Small Cap, International Value Choice and Russia. IMT is a Massachusetts business trust organized on August 18, 1993 with one series, International Value (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

During the period, Global Value Choice was closed to new investments except for investments by: (1) existing shareholders of record as of July 29, 2011; and (2) retirement plans that purchase shares of the Fund prior to October 31, 2011. The closure did not affect share purchases through the reinvestment of dividends and distributions. Effective May 7, 2012, the Fund was re-opened to new investments.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds, the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV, or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

For Diversified International and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in underlying funds (“Underlying Funds”) are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the year ended October 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At October 31, 2012, the maximum amount of loss that Global Bond would incur if its counterparties failed to perform would be $18,734,015, which represents the gross payments to be received on open purchased options, forward foreign currency contracts and swaps were they to be unwound as of October 31, 2012. To reduce the amount of potential loss to Global Bond, various counterparties have posted $4,198,000 in cash collateral and $779,000 principal value in U.S. Treasury obligations.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

Global Bond had a liability position of $20,280,186 on forward foreign currency contracts, swaps and written options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2012, Global Bond could have been required to pay this amount in cash to its counterparties. As of October 31, 2012, Global Bond had posted $7,530,000 to its counterparties in cash collateral for its open derivatives transactions.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2012, Global Bond, Index Plus International Equity, and International Small Cap had average contract amounts on forward foreign currency contracts to buy of $832,332,761, $484,984, and $143,140 respectively. In addition to the above, Global Bond, Index Plus International Equity, and International Small Cap had average contract amounts on forward foreign currency contract to sell of $630,511,243, $533,585, and $16,495, respectively. The above Funds used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for Global Bond for open forward foreign currency contracts at October 31, 2012. International Equity and International Small Cap had no open forward foreign currency contracts at October 31, 2012.

Each Fund and Underlying Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2012, Index Plus International Equity had purchased futures contracts on equity indices to gain additional exposure to the foreign equity markets. During the year ended October 31, 2012, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2012, Index Plus International Equity had an average notional value of $1,780,074 on futures contracts purchased.

During the year ended October 31, 2012, Global Bond had an average notional value of $197,233,477 and $164,941,892 on futures contracts purchased and sold, respectively.

F.  Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended October 31, 2012, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for open written foreign currency options at October 31, 2012.

During the year ended October 31, 2012, Global Bond purchased and written options on OTC U.S. Treasuries to gain exposure to different parts of the yield curve and to generate income. There were no open options on U.S. Treasuries at October 31, 2012.

During the year ended October 31, 2012, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the respective Summary Portfolio of Investments for open purchased interest rate swaptions and the table following for written interest rate swaptions at October 31, 2012.

During year ended October 31, 2012, Global Bond had purchased and written swaptions on credit default swap indices (“CDX”) as part of managing the Fund’s credit risk and sector exposure and as a means of generating additional income. There were no open CDX swaptions at October 31, 2012.

Please refer to Note 10 for the volume of purchased and written option activity during the year ended October 31, 2012.

G.  Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2012, for which a Fund is seller of protection, are disclosed following each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended October 31, 2012, Global Bond had an average notional amount of $9,163,443 and $11,364,443 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

For the year ended October 31, 2012, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps to buy protection at October 31, 2012.

For the year ended October 31, 2012, Global Bond has sold credit protection to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market. There were no open credit default swaps to sell protection at October 31, 2012.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the year ended October 31, 2012, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $429,320,556.

For the year ended October 31, 2012, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $450,960,403.

Global Bond enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at October 31, 2012.

H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

I.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except Global Value Choice and International Small Cap which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

M. Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Diversified International	$21,574,282	$56,653,478
Global Bond	2,189,032,950	2,068,030,466
Global Value Choice	126,351,413	533,958,928
Index Plus International Equity	127,501,136	165,799,871
International Small Cap	76,502,878	149,842,164
International Value Choice	7,717,291	12,150,852
International Value	181,131,618	405,338,295
Russia	127,316,165	174,910,474

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$1,874,130,668	$1,853,273,530

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2012 and 2011 were $133,331 and $217,940, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Diversified International	0.00%
Global Bond	0.40%
Global Value Choice	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Index Plus International Equity	0.55%
International Small Cap(1)	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value Choice(2)	1.00%
International Value(1)	1.00% on the first $1.5 billion; 0.70% on the next $750 million; and 0.65% thereafter (applied to all assets of the Fund)
Russia	1.25%

(1)	ING Investments has contractually agreed to waive a portion of the advisory fee for International Small Cap and International Value. These agreements will only renew if ING Investments elects to renew them.

(2)	Pursuant to a side agreement, ING Investments has agreed to waive 0.10% of the advisory fee for International Value Choice. The waiver agreement will only renew if ING Investments elects to renew it.

ING Investments has contractually agreed to waive a portion of the advisory fee for International Small Cap and International Value. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee.

For the year ended October 31, 2012, ING Investments waived $70,231, $110,785, and $26,996 in advisory fees for International Small Cap, International Value and International Value Choice, respectively.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds are as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Global Bond	ING Investment Management Co. LLC*
Global Value Choice	Tradewinds Global Investors, LLC(1)
Index Plus International Equity	ING Investment Management Co. LLC*
International Small Cap	Acadian Asset Management LLC and Schroder Investment Management North America Inc.
International Value Choice	Tradewinds Global Investors, LLC(1)
International Value	Brandes Investment Partners, L.P., del Rey Global Investors, LLC and ING Investment Management Co. LLC*
Russia	ING Investment Management Advisors B.V*

(1)	Please see Note 17 — Subsequent Events regarding changes to the Fund’s sub-advisory agreement.

For Diversified International, ING Investment Management Co. LLC is a consultant (the “Consultant” or “ING IM”) to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

ING Investments Distributor, LLC (“IID” or “Distributor”) is the principal underwriter for each Fund. The Investment Adviser, ING IM, ING Investment Management Advisors B.V., the Distributor and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its immediate affiliates, would be separated from ING Groep. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor, an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Value Choice	0.25%	1.00%	1.00%	N/A	N/A
Index Plus International Equity	0.25%	1.00%	1.00%	0.25%	N/A
International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
International Value Choice	0.25%	1.00%	1.00%	N/A	N/A
International Value	0.30%	1.00%	1.00%	N/A	N/A
Russia	0.25%	N/A	N/A	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2012, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Diversified International	$2,742	$—
Global Bond	52,838	—
Global Value Choice	8,028	—
Index Plus International Equity	443	—
International Small Cap	2,543	—
International Value Choice	1,525	—
International Value	821	—
Russia	40,159	—

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Contingent Deferred Sales Charges:
Diversified International	$—	$2,409
Global Bond	10,530	4,734
Global Value Choice	331	4,598
Index Plus International Equity	—	37
International Small Cap	—	222
International Value Choice	—	5
International Value	—	475
Russia	67	—

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Direct Investing, Inc.	Index Plus International Equity	62.27%
ING Global Target Payment Fund	Index Plus International Equity	16.06
ING Life Insurance and Annuity Company	International Small Cap	7.40
ING National Trust	International Value Choice	10.10
	International Value	14.41
ING Solution 2015 Portfolio	Global Bond	5.71
ING Solution 2025 Portfolio	Global Bond	9.49

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds may have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statement of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2012, the following Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Index Plus International Equity	Custody	$33,948
	Postage	24,868

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser have agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified International(1)	0.50%	1.25%	1.25%	0.25%	0.50%	0.75%	0.25%
Global Bond	0.90%	1.65%	1.65%	0.61%	0.90%	1.15%	0.65%
Global Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	0.90%
International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	1.60%
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	1.45%
International Value	1.80%	2.50%	2.50%	1.50%	N/A	N/A	1.50%
Russia	2.75%	N/A	N/A	2.50%	N/A	N/A	2.50%

(1)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. Including the expenses of the underlying investment companies, the expense limits for Diversified International are 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90% and 1.40% for Class A, B, C, I, O, R and W shares, respectively.

Pursuant to side agreements, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side agreements will continue. Each side agreement will only renew if ING Investments elects to renew it.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
International SmallCap(1)(2)	1.80%	2.45%	2.45%	1.25%	1.70%	N/A	1.45%
International Value Choice	1.60%	2.35%	2.35%	1.35%	N/A	N/A	1.35%
International Value(1)(2)	1.60%	2.30%	2.30%	1.30%	N/A	N/A	1.30%
Russia(1)(2)	2.25%	N/A	N/A	2.00%	N/A	N/A	2.00%

(1)	Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)	Prior to January 1, 2012, the Fund did not have a side agreement.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2012, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	October 31,
	2013	2014	2015	Total
Diversified International	$472,043	$51,924	$244,615	$768,582
Global Bond	365,110	307,563	205,867	$878,540
Index Plus International Equity	22,288	358,140	248,446	$628,874
International Value Choice	—	—	74,942	$74,942

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2012, are as follows:

	October 31,
	2013	2014	2015	Total
Diversified International
Class A	$13,391	$121,634	$—	$135,025
Class B	2,176	19,366	—	21,542
Class C	7,365	71,599	—	78,964
Class O	1,800	4,761	—	6,561
Class R	21	226	—	247
Class W	1,912	3,017	—	4,929
Global Value Choice
Class A	$—	$—	$98,197	$98,197
Class B	—	—	2,887	2,887
Class C	—	—	61,031	61,031
Class W	—	—	11,386	11,386
Index Plus International Equity
Class A	$11,667	$—	$—	$11,667
Class B	1,268	—	—	1,268
Class C	1,761	—	—	1,761
Class O	60,711	—	—	60,711
International Value Choice
Class A	$15,874	$27,795	$—	$43,669
Class B	1,164	910	—	2,074
Class C	3,756	6,165	—	9,921
Class W	53	58	—	111

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF or IMT provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2012 were as follows:

	AUD Notional	Cost
Balance at 10/31/11	—	$—
Options Purchased	44,600,000	423,078
Options Terminated in Closing Sell Transactions	(44,600,000)	(423,078)
Options Expired
Balance at 10/31/12	—	$—

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2012 were as follows:

	EUR Notional	Cost
Balance at 10/31/11	11,600,000	$348,378
Options Purchased
Options Terminated in Closing Sell Transactions
Options Expired	(11,600,000)	(348,378)
Balance at 10/31/12	—	$—

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2012 were as follows:

	USD Notional	Cost
Balance at 10/31/11	141,800,000	$2,168,314
Options Purchased	918,100,000	10,934,679
Options Terminated in Closing Sell Transactions	(540,000,000)	(7,730,369)
Options Expired	(407,400,000)	(3,772,165)
Balance at 10/31/12	112,500,000	$1,600,459

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased option on U.S. Treasuries for Global Bond for the year ended October 31, 2012 were as follows:

	USD Notional	Cost
Balance at 10/31/11	—	$—
Options Purchased	5,635,000	82,764
Options Terminated in Closing Sell Transactions	(5,635,000)	(82,764)
Options Expired
Balance at 10/31/12	—	$—

Transactions in purchased interest rate swaptions for Global Bond for the year ended October 31, 2012 were as follows:

	Number of Contracts	Cost
Balance at 10/31/11	—	$—
Options Purchased	151,394,000	3,198,493
Options Terminated in Closing Sell Transactions
Options Expired	(39,800,000)	(398,000)
Balance at 10/31/12	111,594,000	$2,800,493

Transactions in purchased swaptions on CDS indices for Global Bond for the year ended October 31, 2012 were as follows:

	Number of Contracts	Cost
Balance at 10/31/11	—	$—
Options Purchased	62,945,000	1,601,057
Options Terminated in Closing Sell Transactions	(34,970,000)	(656,369)
Options Expired	(27,975,000)	(944,688)
Balance at 10/31/12	—	$—

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2012 were as follows:

	AUD Notional	Premiums Received
Balance at 10/31/11	—	$—
Options Written	44,600,000	449,223
Options Terminated in Closing Purchase Transactions	(44,600,000)	(449,223)
Options Expired
Balance at 10/31/12	—	$—

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2012 were as follows:

	EUR Notional	Premiums Received
Balance at 10/31/11	11,600,000	$284,546
Options Written
Options Terminated in Closing Purchase Transactions
Options Expired	(11,600,000)	(284,546)
Balance at 10/31/12	—	$—

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/11	110,600,000	$1,266,276
Options Written	935,800,000	7,965,679
Options Terminated in Closing Purchase Transactions	(503,000,000)	(5,929,159)
Options Expired	(448,700,000)	(2,440,864)
Balance at 10/31/12	94,700,000	$861,932

Transactions in written option on U.S. Treasuries for Global Bond for the year ended October 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/11	—	$—
Options Written	5,635,000	1,761
Options Terminated in Closing Purchase Transactions
Options Expired	(5,635,000)	(1,761)
Balance at 10/31/12	—	$—

Transactions in written interest rate swaptions for Global Bond for the year ended October 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/2011	—	$—
Options Written	88,312,000	546,435
Options Terminated in Closing Purchase Transactions
Options Expired	(79,600,000)	(398,000)
Balance at 10/31/12	8,712,000	$148,435

Transactions in written swaptions on CDS indices for Global Bond for the year ended October 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/2011	—	$—
Options Written	45,460,000	645,185
Options Terminated in Closing Purchase Transactions	(45,460,000)	(645,185)
Options Expired
Balance at 10/31/12	—	$—

NOTE 11 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 11 — LINE OF CREDIT (continued)

an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2012:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified International	2	$1,215,000	1.23%
Global Bond	31	3,291,290	1.21
Global Value Choice	20	18,655,500	1.29
Index Plus International Equity	13	2,691,154	1.22
International Small Cap	13	867,692	1.23
International Value Choice	6	2,391,667	1.15
International Value	125	1,629,240	1.23
Russia	20	1,179,750	1.18

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Diversified International
Class A
10/31/2012	278,532	—	78,991	(2,272,947)	—	(1,915,424)	2,428,890	—	—	635,082	—	(19,511,436)	—	(16,447,464)
10/31/2011	790,343	—	90,062	(4,745,194)	—	(3,864,789)	7,627,783	—	—	863,699	—	(45,428,470)	—	(36,936,988)
Class B
10/31/2012	254	—	2,703	(318,203)	—	(315,246)	5,008	—	—	21,787	—	(2,723,845)	—	(2,697,050)
10/31/2011	607	—	2,021	(605,231)	—	(602,603)	6,016	—	—	19,384	—	(5,756,366)	—	(5,730,966)
Class C
10/31/2012	86,850	—	9,250	(1,467,463)	—	(1,371,363)	750,958	—	—	74,369	—	(12,439,046)	—	(11,613,719)
10/31/2011	194,020	—	8,099	(2,071,989)	—	(1,869,870)	1,836,873	—	—	77,503	—	(19,497,794)	—	(17,583,418)
Class I
10/31/2012	213,907	—	14,745	(501,901)	—	(273,249)	1,844,184	—	—	117,965	—	(4,289,264)	—	(2,327,115)
10/31/2011	1,060,810	—	3,807	(661,463)	—	403,154	10,315,904	—	—	36,391	—	(6,155,133)	—	4,197,162
Class O
10/31/2012	136,747	—	—	(115,597)	—	21,150	1,167,904	—	—	—	—	(984,343)	—	183,561
10/31/2011	209,526	—	—	(116,325)	—	93,201	1,989,309	—	—	—	—	(1,059,969)	—	929,340
Class R
10/31/2012	—	—	171	(5,471)	—	(5,300)	40	—	—	1,361	—	(45,113)	—	(43,712)
10/31/2011	—	—	140	(2,802)	—	(2,662)	—	—	—	1,332	—	(27,610)	—	(26,278)
Class W
10/31/2012	17,972	—	1,880	(109,342)	—	(89,490)	154,098	—	—	14,983	—	(907,427)	—	(738,346)
10/31/2011	66,855	—	3,496	(170,541)	—	(100,190)	587,373	—	—	33,281	—	(1,612,628)	—	(991,974)
Global Bond
Class A
10/31/2012	9,035,461	—	1,193,493	(13,995,278)	—	(3,766,324)	103,953,667	—	—	13,612,253	—	(159,105,530)	—	(41,539,610)
10/31/2011	14,837,384	—	940,858	(8,773,526)	—	7,004,716	176,621,769	—	—	11,116,131	—	(103,775,875)	—	83,962,025
Class B
10/31/2012	23,090	—	7,023	(71,270)	—	(41,157)	262,298	—	—	79,346	—	(809,356)	—	(467,712)
10/31/2011	25,063	—	10,171	(194,167)	—	(158,933)	293,547	—	—	119,021	—	(2,285,314)	—	(1,872,746)
Class C
10/31/2012	3,840,728	—	317,969	(2,344,774)	—	1,813,923	43,980,999	—	—	3,607,338	—	(26,798,110)	—	20,790,227
10/31/2011	2,435,405	—	249,324	(2,416,578)	—	268,151	28,754,106	—	—	2,929,190	—	(28,391,280)	—	3,292,016
Class I
10/31/2012	29,561,113	—	1,644,408	(14,854,236)	—	16,351,285	338,194,865	—	—	18,739,776	—	(170,391,313)	—	186,543,328
10/31/2011	14,003,879	—	1,101,842	(11,781,300)	—	3,324,421	165,827,791	—	—	12,984,986	—	(138,649,671)	—	40,163,106
Class O
10/31/2012	136,364	—	6	(120,315)	—	16,055	1,540,069	—	—	72	—	(1,360,024)	—	180,117
10/31/2011	174,442	—	—	(125,060)	—	49,382	2,039,436	—	—	—	—	(1,455,707)	—	583,729
Class R
10/31/2012	23,244	—	535	(267)	—	23,512	268,156	—	—	6,125	—	(3,004)	—	271,277
8/5/2011(1)- 10/31/2011	249	—	—	—	—	249	3,000	—	—	—	—	—	—	3,000

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Bond (continued)
Class W
10/31/2012	1,857,931	—	152,609	(1,127,707)	—	882,833	20,977,411	—	—	1,711,304	—	(12,697,086)	—	9,991,629
10/31/2011	1,541,709	—	77,641	(889,160)	—	730,190	18,139,074	—	—	901,653	—	(10,356,411)	—	8,684,316
Global Value Choice
Class A
10/31/2012	593,626	—	716,446	(5,418,363)	—	(4,108,291)	16,405,098	137,703	—	19,236,587	—	(145,549,018)	—	(109,769,630)
10/31/2011	4,265,625	—	79,834	(3,420,485)	—	924,974	144,603,799	—	—	2,641,663	—	(114,217,071)	—	33,028,391
Class B
10/31/2012	1,439	—	14,886	(70,107)	—	(53,782)	41,253	3,331	—	432,452	—	(2,024,962)	—	(1,547,926)
10/31/2011	13,043	—	1,069	(69,196)	—	(55,084)	471,719	—	—	37,866	—	(2,483,644)	—	(1,974,059)
Class C
10/31/2012	247,916	—	300,547	(2,863,809)	—	(2,315,346)	6,344,252	79,799	—	7,576,794	—	(71,018,084)	—	(57,017,239)
10/31/2011	1,679,621	—	21,518	(705,689)	—	995,450	53,663,379	—	—	673,274	—	(22,048,879)	—	32,287,774
Class I
10/31/2012	1,072,101	—	258,211	(7,581,198)	—	(6,250,886)	29,635,295	129,275	—	6,989,762	—	(217,824,290)	—	(181,069,958)
10/31/2011	4,607,087	—	13,983	(1,953,720)	—	2,667,350	157,033,879	—	—	466,333	—	(65,663,284)	—	91,836,928
Class W
10/31/2012	73,824	—	93,751	(639,520)	—	(471,945)	2,055,899	14,824	—	2,535,022	—	(16,912,549)	—	(12,306,804)
10/31/2011	981,538	—	17,025	(1,153,978)	—	(155,415)	33,546,538	—	—	566,930	—	(39,295,079)	—	(5,181,611)
Index Plus International Equity
Class A
10/31/2012	65,924	—	23,845	(197,783)	—	(108,014)	500,403	—	—	166,913	—	(1,455,753)	—	(788,437)
10/31/2011	104,858	—	13,812	(249,258)	—	(130,588)	900,553	—	—	115,330	—	(2,118,993)	—	(1,103,110)
Class B
10/31/2012	1,213	—	544	(15,790)	—	(14,033)	9,491	—	—	3,863	—	(122,113)	—	(108,759)
10/31/2011	13	—	278	(42,996)	—	(42,705)	112	—	—	2,340	—	(377,578)	—	(375,126)
Class C
10/31/2012	22,534	—	1,588	(27,758)	—	(3,636)	173,817	—	—	11,133	—	(210,688)	—	(25,738)
10/31/2011	6,716	—	529	(29,920)	—	(22,675)	56,268	—	—	4,422	—	(250,290)	—	(189,600)
Class I
10/31/2012	1,025,447	—	196,582	(5,749,898)	—	(4,527,869)	7,511,445	—	—	1,374,111	—	(44,129,677)	—	(35,244,121)
10/31/2011	5,759,325	—	161,820	(9,597,420)	—	(3,676,275)	47,802,176	—	—	1,352,813	—	(83,821,515)	—	(34,666,526)
Class O
10/31/2012	352,326	—	5,898	(751,406)	—	(393,182)	2,606,524	—	—	40,929	—	(5,657,720)	—	(3,010,267)
10/31/2011	366,085	—	3,588	(856,544)	—	(486,871)	3,074,094	—	—	29,742	—	(7,220,670)	—	(4,116,834)
Class W
10/31/2012	—	—	—	—	—	—	—	—	—	—	—	—	—	—
8/5/2011(1)- 10/31/2011	378	—	—	—	—	378	3,000	—	—	—	—	—	—	3,000
International Small Cap
Class A
10/31/2012	270,854	—	40,026	(922,903)	—	(612,023)	9,713,889	270,209	—	1,274,839	—	(32,531,269)	—	(21,272,332)
10/31/2011	622,313	—	11,418	(1,662,144)	—	(1,028,413)	24,861,014	43,448	—	445,420	—	(65,716,954)	—	(40,367,072)
Class B
10/31/2012	14	—	282	(21,905)	—	(21,609)	498	6,794	—	9,527	—	(830,403)	—	(813,584)
10/31/2011	148	—	1	(59,948)	—	(59,799)	6,278	1,163	—	49	—	(2,536,178)	—	(2,528,688)
Class C
10/31/2012	18,540	—	6,506	(146,218)	—	(121,172)	617,771	64,016	—	193,956	—	(4,823,984)	—	(3,948,241)
10/31/2011	15,965	—	15	(191,906)	—	(175,926)	598,166	10,010	—	477	—	(7,103,227)	—	(6,494,574)
Class I
10/31/2012	259,424	—	42,183	(1,912,885)	—	(1,611,278)	9,074,359	402,185	—	1,340,152	—	(64,850,016)	—	(54,033,320)
10/31/2011	1,087,598	—	21,402	(2,380,895)	—	(1,271,895)	43,168,247	70,572	—	834,463	—	(90,223,469)	—	(46,150,187)
Class O
10/31/2012	16,552	—	—	(14,297)	—	2,255	587,931	3,932	—	—	—	(498,432)	—	93,431
10/31/2011	23,889	—	—	(14,538)	—	9,351	947,636	597	—	—	—	(569,560)	—	378,673
Class W
10/31/2012	231,450	—	11,768	(74,946)	—	168,272	9,272,622	74,847	—	444,614	—	(3,196,535)	—	6,595,548
10/31/2011	223,881	—	5,091	(543,204)	—	(314,232)	10,339,982	10,572	—	235,018	—	(26,455,767)	—	(15,870,195)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
International Value Choice
Class A
10/31/2012	857,977	—	61,290	(979,205)	—	(59,938)	7,602,647	—	—	549,769	—	(8,868,341)	—	(715,925)
10/31/2011	700,913	—	16,673	(710,198)	—	7,388	7,732,588	—	—	183,909	—	(7,787,412)	—	129,085
Class B
10/31/2012	143	—	641	(13,367)	—	(12,583)	1,279	—	—	5,729	—	(121,644)	—	(114,636)
10/31/2011	2,967	—	—	(62,387)	—	(59,420)	32,117	—	—	—	—	(676,895)	—	(644,778)
Class C
10/31/2012	32,738	—	6,462	(194,465)	—	(155,265)	297,645	—	—	57,515	—	(1,754,257)	—	(1,399,097)
10/31/2011	102,250	—	874	(137,507)	—	(34,383)	1,109,821	—	—	9,548	—	(1,454,328)	—	(334,959)
Class I
10/31/2012	148,611	—	6,943	(384,488)	—	(228,934)	1,368,545	—	—	62,143	—	(3,475,314)	—	(2,044,626)
10/31/2011	1,211,619	—	14,302	(2,458,363)	—	(1,232,442)	13,488,923	—	—	157,468	—	(25,305,252)	—	(11,658,861)
Class W
10/31/2012	472,053	—	221	(470,611)	—	1,663	4,229,322	—	—	1,980	—	(4,172,613)	—	58,689
10/31/2011	6,762	—	47	(3,616)	—	3,193	75,798	—	—	516	—	(40,182)	—	36,132
International Value
Class A
10/31/2012	1,592,206	—	624,185	(13,328,059)	—	(11,111,668)	15,911,710	370,454	—	5,904,795	—	(133,988,233)	—	(111,801,274)
10/31/2011	2,713,615	—	687,338	(21,092,834)	—	(17,691,881)	31,514,665	48,376	—	7,909,938	—	(245,656,346)	—	(206,183,367)
Class B
10/31/2012	3,308	—	1,473	(79,061)	—	(74,280)	33,148	1,679	—	14,127	—	(811,502)	—	(762,548)
10/31/2011	953	—	5	(134,706)	—	(133,748)	15,458	233	—	57	—	(1,596,187)	—	(1,580,439)
Class C
10/31/2012	88,634	—	203,326	(3,641,870)	—	(3,349,910)	836,062	166,718	—	1,872,630	—	(35,566,726)	—	(32,691,316)
10/31/2011	125,441	—	190,553	(5,369,143)	—	(5,053,149)	1,422,732	21,392	—	2,131,679	—	(60,913,970)	—	(57,338,167)
Class I
10/31/2012	1,900,630	—	716,678	(8,267,004)	—	(5,649,696)	19,262,272	321,337	—	6,736,773	—	(82,295,214)	—	(55,974,832)
10/31/2011	10,647,783	—	658,850	(25,034,873)	—	(13,728,240)	125,628,816	45,553	—	7,549,252	—	(291,421,213)	—	(158,197,592)
Class W
10/31/2012	2,195	—	413	(30,318)	—	(27,710)	20,689	403	—	3,889	—	(300,118)	—	(275,137)
10/31/2011	11,107	—	46,331	(2,099,066)	—	(2,041,628)	128,517	70	—	530,953	—	(24,170,447)	—	(23,510,907)
Russia
Class A
10/31/2012	486,919	—	—	(2,470,645)	—	(1,983,726)	15,853,700	—	—	—	(122,278)	(77,879,747)	—	(61,903,769)
10/31/2011	1,257,704	—	—	(3,228,676)	—	(1,970,972)	51,432,518	—	—	—	(180,692)	(124,889,133)	—	(73,275,923)
Class I
10/31/2012	252,713	—	—	(291,136)	—	(38,423)	8,205,811	—	—	—	(10,849)	(9,318,184)	—	(1,101,524)
10/31/2011	263,755	—	—	(174,657)	—	89,098	10,631,704	—	—	—	(37,248)	(6,576,891)	—	4,092,061
Class W
10/31/2012	2,374	—	—	(419)	—	1,955	69,952	—	—	—	(204)	(12,552)	—	57,604
8/5/2011(1)- 10/31/2011	76	—	—	—	—	76	3,001	—	—	—	—	—	—	3,001

(1)	Commencement of operations.

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified International is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds (Certain Funds). Certain Funds’ shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

Fund and will attempt to minimize any adverse effects on the Funds and the Fund-of-Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Bond and Russia). Certain of the Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2012, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Global Value Choice	$7,969,306	$8,310,696
International Small Cap	1,621,307	1,722,019
International Value	650,310	700,066
Russia	13,619,804	14,079,810

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains / (Losses)
Diversified International	$179	$131,797	$(131,976)
Global Bond(1)	—	(19,943,605)	19,943,605
Global Value Choice	(364,932)	(1,752,903)	2,117,835
Index Plus International Equity	—	181,046	(181,046)
International Small Cap	(821,983)	2,098,850	(1,276,867)
International Value Choice	—	(16,849)	16,849
International Value	(860,591)	1,323,544	(462,953)
Russia	500	(254,181)	253,681

(1)	$19,080,116 relates to the tax treatment of foreign currency gains and losses.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2012			Year Ended October 31, 2011
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Return Of Capital
Diversified International	$1,060,003	$—	$—	$1,061,111	$191,335
Global Bond	27,988,289	6,774,863	10,078,625	32,360,506	—
Global Value Choice	32,521,474	29,040,761	—	8,011,477	—
Index Plus International Equity	2,495,861	—	—	2,092,268	—
International Small Cap	5,339,421	—	—	2,615,060	—
International Value Choice	774,425	—	—	391,851	—
International Value	18,093,661	—	—	23,226,893	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2012 are detailed below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Diversified International	$526,968	$(178,380)	$2,898,366	$(28,060,058)	Short-term	2016
				(93,445,922)	Short-term	2017
				(33,117,873)	Short-term	2018
				(824,702)	Short-term	2019
				(418,596)	Short-term	None
				(6,148,582)	Long-term	None
				$(162,015,733)
Global Bond	—	—	12,336,465	—	N/A	N/A
Global Value Choice	681,489		(27,177,137)	(9,135,728)	Short-term	None
				(25,904,849)	Long-term	None
				$(35,040,577)
Index Plus International Equity	2,411,899	—	7,275,787	(27,339,841)	Short-term	2016
				(46,742,747)	Short-term	2017
				(4,579,617)	Short-term	None
				(140,407)	Long-term	None
				$(78,802,612)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
International Small Cap	$4,278,857	$—	$11,334,106	$(77,906,737)	Short-term	2016
				(202,973,948)	Short-term	2017
				(1,355,837)	Short-term	None
				$(282,236,522)
International Value Choice	365,853	—	(2,284,541)	(14,545,893)	Short-term	2017
				(359,381)	Short-term	2019
				(2,490,915)	Long-term	None
				$(17,396,189)
International Value	11,410,427	—	(45,848,330)	(810,539,013)	Short-term	2017
				(70,133,094)	Short-term	2018
				(8,757,263)	Short-term	2019
				(12,866,873)	Short-term	None
				(51,613,608)	Long-term	None
				$(953,909,851)
Russia	982,885	—	41,515,751	(66,111,223)	Short-term	2017
				(21,810,157)	Short-term	2018
				(2,925,627)	Short-term	None
				$(90,847,007)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of October 31, 2012, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

Global Value Choice	$364,932
International SmallCap Multi-Manager	$821,983
International Value	$860,591

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2012, the following Funds paid dividends of:

	Net Investment Income	Payable Date	Record Date
Global Bond
Class A	$0.0392	November 2, 2012	October 31, 2012
Class B	$0.0319	November 2, 2012	October 31, 2012
Class C	$0.0319	November 2, 2012	October 31, 2012
Class I	$0.0422	November 2, 2012	October 31, 2012
Class O	$0.0393	November 2, 2012	October 31, 2012
Class R	$0.0368	November 2, 2012	October 31, 2012
Class W	$0.0417	November 2, 2012	October 31, 2012
Class A	$0.0392	December 4, 2012	November 30, 2012
Class B	$0.0319	December 4, 2012	November 30, 2012
Class C	$0.0322	December 4, 2012	November 30, 2012
Class I	$0.0419	December 4, 2012	November 30, 2012
Class O	$0.0392	December 4, 2012	November 30, 2012
Class R	$0.0368	December 4, 2012	November 30, 2012
Class W	$0.0416	December 4, 2012	November 30, 2012

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2012 (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS (continued)

	Net Investment Income	Payable Date	Record Date
Global Value Choice
Class A	$0.1468	December 18, 2012	December 14, 2012
Class B	$ —	December 18, 2012	December 14, 2012
Class C	$ —	December 18, 2012	December 14, 2012
Class I	$0.1924	December 18, 2012	December 14, 2012
Class W	$0.2218	December 18, 2012	December 14, 2012
Index Plus International Equity
Class A	$0.3449	December 18, 2012	December 14, 2012
Class B	$0.2774	December 18, 2012	December 14, 2012
Class C	$0.2819	December 18, 2012	December 14, 2012
Class I	$0.3846	December 18, 2012	December 14, 2012
Class O	$0.3464	December 18, 2012	December 14, 2012
Class W	$0.3670	December 18, 2012	December 14, 2012
International Small Cap
Class A	$0.6353	December 18, 2012	December 14, 2012
Class B	$0.3641	December 18, 2012	December 14, 2012
Class C	$0.4502	December 18, 2012	December 14, 2012
Class I	$0.8025	December 18, 2012	December 14, 2012
Class O	$0.6880	December 18, 2012	December 14, 2012
Class W	$0.7579	December 18, 2012	December 14, 2012
International Value Choice
Class A	$0.1764	December 18, 2012	December 14, 2012
Class B	$0.0910	December 18, 2012	December 14, 2012
Class C	$0.0761	December 18, 2012	December 14, 2012
Class I	$0.1643	December 18, 2012	December 14, 2012
Class W	$ —	December 18, 2012	December 14, 2012
International Value
Class A	$0.2695	December 18, 2012	December 14, 2012
Class B	$0.1435	December 18, 2012	December 14, 2012
Class C	$0.1956	December 18, 2012	December 14, 2012
Class I	$0.3272	December 18, 2012	December 14, 2012
Class W	$0.2999	December 18, 2012	December 14, 2012
Russia
Class A	$0.1643	December 18, 2012	December 14, 2012
Class I	$0.1900	December 18, 2012	December 14, 2012
Class W	$0.3002	December 18, 2012	December 14, 2012

On September 6, 2012, the Board of Global Value Choice approved a change with respect to the Fund’s sub-adviser, name and principal investment strategies. The Fund will be renamed ING International Value Equity Fund. Effective November 30, 2012, the Fund will be managed by ING IM under an interim sub-advisory agreement with subsequent changes to the Fund’s principal investment strategies, pending shareholder approval of a permanent sub-advisory agreement. The shareholder vote is expected to take place on or about March 12, 2013.

On September 6, 2012, the Board of International Value Choice approved a change with respect to the Fund’s sub-adviser and principal investment strategies. Additionally, the Board approved a proposal to reorganize the Fund with and into Global Value Choice, to be renamed ING International Value Equity Fund. Effective November 30, 2012, International Value Choice is managed by ING IM under an interim sub-advisory agreement with subsequent changes to the Fund’s principal investment strategies, pending shareholder approval of a permanent sub-advisory agreement. The shareholder vote is expected to take place on or about March 14, 2013.

On December 7, 2012, Index Plus International Equity was closed to new investments.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

ING DIVERSIFIED INTERNATIONAL FUND

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.6%
97,000	iShares MSCI EAFE Value Index	$4,471,700	4.6

	Total Exchange-Traded Funds (Cost $4,581,626)	4,471,700	4.6

MUTUAL FUNDS: 95.7%
	Affiliated Investment Companies: 95.7%
1,350,571	ING Emerging Markets Equity Fund — Class I	14,559,150	15.1
4,158,549	ING International Core Fund — Class I	38,882,434	40.2
1,967,449	ING International Growth Fund — Class I	19,418,723	20.1

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
131,492	ING International SmallCap Fund — Class I	$4,883,616	5.0
1,426,281	ING International Value Fund — Class I	14,804,800	15.3

	Total Mutual Funds (Cost $87,838,597)	92,548,723	95.7

	Total Investments in Securities (Cost $92,420,223)	$97,020,423	100.3
	Liabilities in Excess of Other Assets	(288,309)	(0.3)
	Net Assets	$96,732,114	100.0

Cost for federal income tax purposes is $94,122,057.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,009,381
Gross Unrealized Depreciation	(2,111,015)
Net Unrealized Appreciation	$2,898,366

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2012
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,471,700	$—	$—	$4,471,700
Mutual Funds	92,548,723	—	—	92,548,723
Total Investments, at fair value	$97,020,423	$—	$—	$97,020,423

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 24.8%
		Azerbaijan: 0.1%
1,040,000		Other Securities	$1,125,998	0.1

		Brazil: 1.2%
1,250,000	#	Caixa Economica Federal, 3.500%, 11/07/22	1,255,125	0.2
80,000	#	Itau Unibanco Holding SA/Cayman Island, 6.200%, 12/21/21	87,600	0.0
500,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	518,750	0.1
240,000	#	Odebrecht Finance Ltd., 7.500%, 09/29/49	258,000	0.0
1,113,250	#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	1,174,479	0.1
5,395,000		Other Securities	6,080,916	0.8
			9,374,870	1.2

		Cayman Islands: 0.2%
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	761,425	0.1
750,000		Other Securities	785,625	0.1
			1,547,050	0.2

		Chile: 0.5%
450,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	458,172	0.1
1,800,000	#	Telefonica Chile SA, 3.875%, 10/12/22	1,790,953	0.2
1,882,000		Empresa Nacional del Petroleo, 4.750%–5.250%, 08/10/20–12/06/21	2,090,511	0.2
			4,339,636	0.5

		China: 0.1%
600,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	659,232	0.1
250,000	#	Mega Advance Investments Ltd., 6.375%, 05/12/41	324,882	0.0
			984,114	0.1

		Colombia: 0.3%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,537,500	0.2
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	816,065	0.1
			2,353,565	0.3

		Hong Kong: 0.2%
1,500,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 11/07/49	1,567,500	0.2

CORPORATE BONDS/NOTES: (continued)
		India: 0.5%
2,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	$2,406,975	0.3
800,000	#	State Bank of India/London, 4.125%, 08/01/17	819,522	0.1
1,000,000	#	Reliance Holdings USA, Inc., 5.400%, 02/14/22	1,113,025	0.1
			4,339,522	0.5

		Indonesia: 0.3%
2,500,000		Pertamina Persero PT, 6.000%, 05/03/42	2,831,250	0.3

		Ireland: 0.2%
250,000	#	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	269,688	0.0
1,500,000	#	Brunswick Rail Finance Ltd., 6.500%, 11/01/17	1,528,908	0.2
			1,798,596	0.2

		Italy: 0.2%
1,191,000		Other Securities	1,238,196	0.2

		Kazakhstan: 0.1%
670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	819,437	0.1

		Mexico: 2.9%
2,300,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	2,610,500	0.3
359,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	411,055	0.0
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,245,500	0.2
MXN 143,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	11,966,175	1.5
3,226,000		Petroleos Mexicanos, 4.875%–6.500%, 01/21/21–06/27/44	3,790,030	0.5
2,605,000		Other Securities	3,082,288	0.4
			23,105,548	2.9

		Netherlands: 0.3%
325,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	341,250	0.1
1,683,000		Other Securities	1,924,103	0.2
			2,265,353	0.3

		Russia: 1.2%
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	453,600	0.0
750,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	806,295	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Russia: (continued)
2,400,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	$2,580,144	0.3
1,375,000	#	Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22	1,371,244	0.2
1,300,000	#	Severstal OAO Via Steel Capital SA, 5.900%, 10/17/22	1,293,825	0.2
1,400,000	#	VTB Bank OJSC Via VTB Capital SA, 6.950%, 10/17/22	1,453,130	0.2
1,400,000		Other Securities	1,498,558	0.2
			9,456,796	1.2

		South Africa: 0.4%
3,084,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	3,091,710	0.4
100,000		Other Securities	102,083	0.0
			3,193,793	0.4

		South Korea: 0.2%
700,000	#	Hyundai Capital America, 4.000%, 06/08/17	757,217	0.1
492,000	#	Korea Gas Corp., 6.250%, 01/20/42	675,825	0.1
			1,433,042	0.2

		Trinidad And Tobago: 0.2%
1,364,167		Other Securities	1,490,352	0.2

		Turkey: 0.4%
900,000	#	Akbank TAS, 5.000%, 10/24/22	918,405	0.1
400,000	#	Turkiye Halk Bankasi AS, 4.875%, 07/19/17	410,000	0.1
1,700,000	#	Turkiye Is Bankasi, 6.000%, 10/24/22	1,742,500	0.2
			3,070,905	0.4

		United Arab Emirates: 0.5%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,290,600	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	849,852	0.1
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,864,732	0.2
			4,005,184	0.5

		United Kingdom: 0.3%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	687,543	0.1
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	263,437	0.0
665,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	725,035	0.1
625,000		Other Securities	670,063	0.1
			2,346,078	0.3

CORPORATE BONDS/NOTES: (continued)
		United States: 13.8%
426,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	$471,537	0.1
2,718,000		American Express Credit Corp., 2.750%–5.125%, 08/25/14–09/15/15	2,914,101	0.4
3,762,000		AT&T, Inc., 2.500%–5.350%, 08/15/15–09/01/40	4,264,501	0.5
1,750,000		Bank of America Corp., 5.420%–5.625%, 03/15/17–07/01/20	2,027,064	0.3
250,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	239,375	0.0
1,869,000		Citigroup, Inc., 5.000%–8.500%, 09/15/14–05/22/19	2,093,406	0.3
2,641,000		Comcast Corp., 5.700%–6.550%, 05/15/18–07/01/39	3,310,748	0.4
1,226,000		Devon Energy Corp., 5.600%, 07/15/41	1,534,726	0.2
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,400,208	0.3
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	634,500	0.1
605,000		General Electric Capital Corp., 2.250%, 11/09/15	626,682	0.1
2,493,000		General Electric Capital Corp., 4.375%, 09/16/20	2,792,073	0.3
1,601,000		General Electric Co., 2.700%, 10/09/22	1,611,696	0.2
991,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,168,072	0.1
2,036,000		JPMorgan Chase & Co., 4.400%, 07/22/20	2,264,553	0.3
250,000		JPMorgan Chase Bank NA, 5.875%, 06/13/16	284,289	0.0
2,632,000		Kellogg Co., 4.000%, 12/15/20	2,964,837	0.4
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	550,817	0.1
GBP 2,841,000		MBNA Credit Card Master Note Trust, 6.100%, 05/17/13	4,676,383	0.6
1,683,000		Morgan Stanley, 4.100%-7.300%, 01/26/15–05/13/19	1,840,370	0.2
2,334,000		Oracle Corp., 5.375%, 07/15/40	3,043,032	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
857,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	$1,213,395	0.1
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,215,500	0.1
291,000	#	Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	312,825	0.0
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,854,016	0.2
1,702,000		Time Warner Cable, Inc., 5.875%–6.750%, 06/15/39–11/15/40	2,183,918	0.3
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	432,500	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	783,000	0.1
1,626,000		Wells Fargo & Co., 3.676%, 06/15/16	1,766,121	0.2
735,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	815,850	0.1
51,726,000		Other Securities	58,762,688	7.3
			111,052,783	13.8

		Venezuela: 0.7%
3,919,100		Petroleos de Venezuela SA, 8.500%, 11/02/17	3,527,190	0.5
2,101,400		Petroleos de Venezuela SA, 9.750%, 05/17/35	1,723,148	0.2
			5,250,338	0.7

		Total Corporate Bonds/Notes (Cost $183,238,500)	198,989,906	24.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.6%
		United States: 7.6%
1,685,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	1,723,184	0.2
1,898,855		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	1,913,416	0.2
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.190%, 09/10/47	702,537	0.1
905,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.323%, 07/10/43	930,235	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
580,723		Banc of America Funding Corp., 5.750%, 10/25/35–11/25/35	$585,402	0.1
1,211,552		Bear Stearns Adjustable Rate Mortgage Trust, 2.634%, 08/25/35	1,225,608	0.2
2,644,200	#	Bear Stearns Commercial Mortgage Securities, 5.483%, 07/11/42	2,717,463	0.3
580,000	#	Bear Stearns Commercial Mortgage Securities, 5.539%, 04/12/38	568,648	0.1
1,734,575	#	Credit Suisse Mortgage Capital Certificates, 4.975%, 07/27/37	1,767,068	0.2
1,042,798		Credit Suisse Mortgage Capital Certificates, 5.589%–5.677%, 06/15/39–09/15/40	1,113,014	0.2
660,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	764,686	0.1
557,426	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	559,951	0.1
1,925,000	#	GS Mortgage Securities Corp. II, 5.309%, 01/10/40	1,930,579	0.2
1,630,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	1,677,558	0.2
310,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.903%, 10/15/42	309,792	0.0
430,634	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	431,036	0.0
467,073		JPMorgan Mortgage Trust, 5.280%, 07/25/35	471,216	0.1
22,856,522	ˆ	JPMorgan Chase Commerical Mortgage Securities Corp., 1.449%–5.247%, 01/12/43–08/15/46	2,408,924	0.3
660,000	#	LB-UBS Commercial Mortgage Trust, 5.032%, 10/15/36	648,114	0.1
453,000	#	LB-UBS Commercial Mortgage Trust, 5.246%, 02/15/40	380,718	0.1
260,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	260,083	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
3,907,000		LB-UBS Commercial Mortgage Trust, 4.943%–5.886%, 10/15/36–06/15/38	$4,026,772	0.5
1,398,666		Merrill Lynch Mortgage Investors, Inc., 5.250%, 08/25/36	1,416,153	0.2
1,119,771		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.331%, 03/12/51	1,152,744	0.1
1,330,000	#	Morgan Stanley Capital I, 5.421%, 01/13/41	1,331,227	0.2
2,650,000	#	Morgan Stanley Reremic Trust, 5.843%, 12/17/43	2,697,386	0.3
2,910,000		Morgan Stanley Capital I, Inc., 5.397%–5.576%, 06/15/38–04/12/49	2,974,322	0.4
3,124,757		Morgan Stanley Capital I, 5.302%–5.576%, 01/14/42–04/12/49	3,210,376	0.4
960,000	#	RBSCF Trust, 5.305%, 01/16/49	978,868	0.1
12,000,000	#, ˆ	UBS-Barclays Commercial Mortgage Trust, 2.210%, 08/10/49	1,691,051	0.2
2,368,000		Wachovia Bank Commercial Mortgage Trust, 5.750%, 06/15/49	2,735,024	0.4
1,096,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	1,093,269	0.1
11,270,000	#, ˆ	Wells Fargo Commercial Mortgage Trust, 2.167%, 10/15/45	1,547,670	0.2
1,623,170		Wells Fargo Mortgage-Backed Securities Trust, 5.338%, 08/25/35	1,646,416	0.2
15,527,543	#, ˆ	WF-RBS Commercial Mortgage Trust, 2.073%, 11/15/44	1,881,609	0.2
5,249,719	#, ˆ	WF-RBS Commercial Mortgage Trust, 2.259%, 08/15/45	708,759	0.1
811,445		Wells Fargo Mortgage Backed Securities Trust, 5.000%–5.235%, 05/25/35–11/25/36	832,178	0.1
20,695,401		Other Securities(a)	8,006,773	1.0

		Total Collateralized Mortgage Obligations (Cost $60,156,436)	61,019,829	7.6

FOREIGN GOVERNMENT BONDS: 37.6%
		Angola: 0.1%
1,000,000		Other Securities	$1,122,500	0.1

		Argentina: 0.3%
5,279,193		Other Securities	2,186,585	0.3

		Aruba: 0.1%
470,000	#	Aruba Government Bond, 4.625%, 09/14/23	472,350	0.1

		Austria: 0.9%
EUR 4,940,000	#	Austria Government Bond, 3.200%, 02/20/17	7,092,017	0.9

		Belarus: 0.1%
650,000		Other Securities	651,625	0.1

		Bolivia: 0.0%
300,000	#	Bolivian Government International Bond, 4.875%, 10/29/22	302,250	0.0

		Brazil: 7.1%
BRL 101,729,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	52,223,180	6.5
4,519,000		Brazilian Government International Bond, 2.625%, 01/05/23	4,519,000	0.6
			56,742,180	7.1

		Canada: 1.0%
CAD 6,000,000		Canadian Government Bond, 1.500%, 03/01/17	6,055,089	0.7
CAD 1,600,000		Canadian Government Bond, 4.000%, 06/01/41	2,139,074	0.3
			8,194,163	1.0

		Chile: 0.2%
1,450,000		Other Securities	1,421,000	0.2

		Colombia: 0.4%
2,453,000		Colombia Government International Bond, 6.125%–7.375%, 09/18/37–01/18/41	3,577,690	0.4

		Costa Rica: 0.1%
724,000		Other Securities	982,830	0.1

		Croatia: 0.2%
1,716,000		Other Securities	1,953,529	0.2

		Dominican Republic: 0.1%
400,000		Other Securities	473,000	0.1

		Egypt: 0.0%
330,000		Other Securities	331,650	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		El Salvador: 0.1%
927,000		Other Securities	$1,082,272	0.1

		France: 3.7%
EUR 22,800,000		France Government Bond OAT, 2.250%, 10/25/22	29,579,773	3.7

		Germany: 2.3%
EUR 6,470,000		Bundesobligation, 0.500%, 04/07/17	8,429,399	1.0
EUR 6,420,000		Bundesrepublik Deutschland, 1.750%, 07/04/22	8,553,732	1.1
EUR 1,150,000		Bundesrepublik Deutschland, 2.500%, 07/04/44	1,553,369	0.2
EUR 40,000		Bundesschatzanweisungen, 0.250%, 03/14/14	52,023	0.0
			18,588,523	2.3

		Ghana: 0.1%
695,000		Other Securities	809,675	0.1

		Hungary: 0.3%
2,016,000		Other Securities	2,255,501	0.3

		Iraq: 0.1%
950,000		Other Securities	890,625	0.1

		Italy: 5.3%
EUR 16,388,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	22,358,473	2.8
EUR 15,200,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/22	20,643,724	2.5
			43,002,197	5.3

		Ivory Coast: 0.2%
1,540,000		Other Securities(b)	1,397,550	0.2

		Latvia: 0.1%
700,000		Other Securities	797,125	0.1

		Lebanon: 0.2%
1,750,000		Other Securities	1,767,500	0.2

		Lithuania: 0.3%
1,074,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	1,206,907	0.2
255,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	316,519	0.0
600,000		Other Securities	744,750	0.1
			2,268,176	0.3

		Malaysia: 0.6%
MYR 13,940,000		Malaysia Government Bond, 4.392%, 04/15/26	4,951,089	0.6

FOREIGN GOVERNMENT BONDS: (continued)
		Mexico: 2.0%
MXN 181,500,000		Mexican Bonos, 7.750%, 11/13/42	$15,881,458	2.0
		Netherlands: 1.6%
EUR 8,650,000	#	Netherlands Government Bond, 4.500%, 07/15/17	13,169,298	1.6

		Nigeria: 1.0%
NGN 785,000,000		Nigeria Government Bond, 15.100%, 04/27/17	5,317,968	0.7
NGN 335,000,000		Nigeria Government Bond, 16.000%, 06/29/19	2,399,347	0.3
			7,717,315	1.0

		Panama: 0.3%
1,426,000		Other Securities	2,073,512	0.3

		Peru: 0.3%
1,776,000		Peruvian Government International Bond, 5.625%, 11/18/50	2,308,800	0.3

		Philippines: 0.6%
3,779,000		Philippine Government International Bond, 4.000%, 01/15/21	4,246,651	0.5
711,000		Philippine Government International Bond, 6.375%, 01/15/32	975,848	0.1
			5,222,499	0.6

		Poland: 0.3%
1,993,000		Other Securities	2,058,150	0.3

		Republic Of Serbia: 0.1%
1,000,000		Other Securities	1,072,500	0.1

		Romania: 0.1%
828,000		Other Securities	959,445	0.1

		Russia: 1.0%
RUB 126,333,000		Russian Federal Bond–OFZ, 8.150%, 02/03/27	4,217,477	0.5
600,000	#	Russian Foreign Bond–Eurobond, 3.250%, 04/04/17	638,214	0.1
2,323,750		Russian Foreign Bond–Eurobond, 5.625%–7.500%, 03/31/30–04/04/42	2,869,812	0.4
			7,725,503	1.0

		Slovakia: 0.1%
400,000		Other Securities	428,956	0.1

		Slovenia: 0.2%
1,700,000	#	Slovenia Government International Bond, 5.500%, 10/26/22	1,722,950	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		South Africa: 3.0%
ZAR 128,256,000		South Africa Government Bond, 6.250%, 03/31/36	$11,443,409	1.4
ZAR 112,400,000		South Africa Government Bond, 8.750%, 02/28/48	13,017,109	1.6
			24,460,518	3.0

		South Korea: 0.1%
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	541,688	0.1

		Sri Lanka: 0.2%
1,133,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	1,246,300	0.2

		Thailand: 0.2%
THB 51,500,000		Other Securities	1,884,164	0.2

		Turkey: 0.9%
3,851,000		Turkey Government International Bond, 7.500%, 11/07/19	4,898,472	0.6
1,849,000		Turkey Government International Bond, 6.000%–6.250%, 09/26/22–01/14/41	2,216,486	0.3
			7,114,958	0.9

		Ukraine: 0.5%
3,900,000		Ukraine Government International Bond, 9.250%, 07/24/17	4,272,723	0.5

		United Kingdom: 0.5%
GBP 1,690,000		United Kingdom Gilt, 4.500%, 12/07/42	3,467,098	0.4
GBP 200,000		United Kingdom Gilt, 1.750%–2.250%, 03/07/14–01/22/17	334,386	0.1
			3,801,484	0.5

		Uruguay: 0.2%
1,039,696		Other Securities	1,623,706	0.2

		Venezuela: 0.3%
2,351,200		Venezuela Government International Bond, 11.750%, 10/21/26	2,392,346	0.3

		Vietnam: 0.1%
550,000		Other Securities	644,875	0.1

FOREIGN GOVERNMENT BONDS: (continued)
		Zambia: 0.1%
650,000	#	Zambia Government International Bond, 5.375%, 09/20/22	$658,125	0.1

		Total Foreign Government Bonds (Cost $298,962,489)	301,874,648	37.6

U.S. TREASURY OBLIGATIONS: 7.8%
		U.S. Treasury Bonds: 2.9%
24,252,000		2.750%, due 08/15/42	23,679,798	2.9

		U.S. Treasury Notes: 4.9%
11,130,100		0.250%, due 09/30/14	11,124,446	1.4
7,384,000		0.250%, due 10/15/15	7,356,310	0.9
7,486,000		0.625%, due 09/30/17	7,460,854	0.9
7,733,000		1.000%, due 09/30/19	7,668,360	1.0
5,840,000		1.625%, due 08/15/22	5,802,589	0.7
			39,412,559	4.9

		Total U.S. Treasury Obligations (Cost $63,004,122)	63,092,357	7.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.6%
		Federal Home Loan Mortgage Corporation: 3.7%##
6,437,264		0.664%, due 06/15/37	6,499,455	0.8
14,836,000		1.000%, due 09/29/17	14,959,643	1.9
14,179,160	ˆ	6.436%, due 02/15/41	3,155,677	0.4
16,781,693	ˆ, Z	2.630%–5.836%, due 11/29/19–07/15/40	5,114,743	0.6
			29,729,518	3.7

		Federal National Mortgage Association: 5.9%##
5,693,221		0.831%, due 12/25/36	5,759,749	0.7
6,000,000		1.250%, due 08/22/18	5,996,436	0.8
5,000,000	ˆˆ, Z	1.920%, due 10/09/19	4,380,180	0.6
10,976,000	W	3.000%, due 07/25/42	11,512,796	1.4
30,104,779	ˆ, W	3.000%–32.397%, due 05/25/18–09/25/42	19,558,224	2.4
			47,207,385	5.9

		Government National Mortgage Association: 3.0%
2,912,744		0.731%, due 12/20/38	2,933,295	0.4
10,824,000	W	3.000%, due 08/15/42	11,453,991	1.4
40,151,013	ˆ	4.000%–24.515%, due 03/20/37–10/20/60	10,029,155	1.2
			24,416,441	3.0

		Total U.S. Government Agency Obligations (Cost $98,870,155)	101,353,344	12.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.4%
		Interest Rate Swaptions: 0.3%
38,178,000	@	Call Swaption, Receive a fixed rate equal to 1.500% and pay a floating based on 3-month-USD-LIBOR, Exp. 11/29/12 Counterparty: Citigroup, Inc.	$44,258	0.0
8,728,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	651,545	0.1
8,728,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	767,252	0.1
38,504,000	@	Put Swaption, Receive a fixed rate equal to 1.185% and pay a floating based on 3-month-USD-LIBOR, Exp. 01/31/13 Counterparty: Citigroup, Inc.	56,394	0.0
8,728,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	651,545	0.1
8,728,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	526,648	0.0
			2,697,642	0.3

		Options on Currencies: 0.1%
36,900,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.275 Exp. 01/04/13 Counterparty: Barclays Bank PLC	252,242	0.0
37,600,000	@	JPY Put vs. USD Call Currency Option, Strike @ 80.500 Exp. 01/04/13 Counterparty: Deutsche Bank AG	309,774	0.1
15,200,000	@	USD Put vs. MYR Call Currency Option, Strike @ 3.000 Exp. 01/16/13 Counterparty: Deutsche Bank AG	49,056	0.0

PURCHASED OPTIONS: (continued)
		Options on Currencies: (continued)
22,800,000	@	ZAR Put vs. USD Call Currency Option, Strike @ 9.000 Exp. 11/30/12 Counterparty: Deutsche Bank AG	$139,874	0.0
			750,946	0.1

		Total Purchased Options (Cost $4,400,952)	3,448,588	0.4

		Total Long-Term Investments (Cost $708,632,654)	729,778,672	90.8

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 14.8%
		Commercial Paper: 9.7%
6,500,000		Concord Minutemen Capital Co., 0.430%, 01/02/13	6,495,060	0.8
12,000,000		Crown Point Capital, 0.280%, 11/02/12	11,999,813	1.5
7,500,000		Devon Energy Corp., 0.330%, 11/09/12	7,499,381	0.9
1,384,000		General Mills Inc., 0.260%, 11/01/12	1,383,990	0.2
3,665,000		General Mills Inc., 0.270%, 11/19/12	3,664,488	0.5
1,600,000		General Mills Inc., 0.280%, 11/14/12	1,599,826	0.2
351,000		General Mills Inc., 0.270%, 11/20/12	350,947	0.0
7,500,000	Z	Kinder Morgan Energy, 0.430%, 11/06/12	7,499,462	0.9
8,000,000	Z	Kroger Co., 0.450%, 11/06/12	7,999,400	1.0
6,500,000		Potash Corp., 0.300%, 11/30/12	6,498,402	0.9
8,000,000		United HealthCare, 0.320%, 11/05/12	7,999,644	1.0
7,500,000		Verizon Global Funding Corp., 2.000%, 12/03/12	7,497,242	0.9
7,500,000		Weatherford International Ltd., 0.520%, 11/02/12	7,499,783	0.9
			77,987,438	9.7

		Foreign Government Bonds: 1.6%
MYR 40,500,000	Z	Bank Negara Malaysia Monetary Notes, 2.900%, 04/23/13 (Cost $13,046,110)	13,112,640	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.5%
28,143,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $28,143,000)	$28,143,000	3.5

	Total Short-Term Investments (Cost $119,176,548)	119,243,078	14.8

	Total Investments in Securities (Cost $827,809,202)	$849,021,750	105.6
	Liabilities in Excess of Other Assets	(45,041,119)	(5.6)
	Net Assets	$803,980,631	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

ˆˆ	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)	The grouping contains Interest only securities.

(b)	The grouping contains securities in default.

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	EU Euro

GBP	British Pound

MXN	Mexican Peso

MYR	Malaysian Ringgit

NGN	Nigerian Naira

RUB	Russian Ruble

THB	Thai Baht

ZAR	South African Rand

Cost for federal income tax purposes is $829,383,111.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$25,516,791
Gross Unrealized Depreciation	(5,878,152)
Net Unrealized Appreciation	$19,638,639

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	37.6%
Collateralized Mortgage Obligations	8.2
U.S. Treasury Obligations	7.1
Federal National Mortgage Association	5.9
Financials	5.8
Energy	5.4
Federal Home Loan Mortgage Corporation	3.7
Government National Mortgage Association	3.0
Consumer Discretionary	2.2
Corporate Bonds/Notes	2.0
Consumer Staples	1.6
Utilities	1.6
Telecommunication Services	1.4
Information Technology	1.3
Industrials	1.3
Health Care	0.9
U.S. Treasury Notes	0.7
Materials	0.7
Interest Rate Swaptions	0.3
Options on Currencies	0.1
Short-Term Investments	14.8
Liabilities in Excess of Other Assets	(5.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2012
Asset Table
Investments, at fair value
Purchased Options	$—	$3,448,588	$—	$3,448,588
Corporate Bonds/Notes	—	198,989,906	—	198,989,906
Collateralized Mortgage Obligations	—	61,019,829	—	61,019,829
Short-Term Investments	28,143,000	91,100,078	—	119,243,078
Foreign Government Bonds	—	301,874,648	—	301,874,648
U.S. Treasury Obligations	—	63,092,357	—	63,092,357
U.S. Government Agency Obligations	—	101,353,344	—	101,353,344
Total Investments, at fair value	$28,143,000	$820,878,750	$—	$849,021,750
Other Financial Instruments+
Swaps	—	228,607	—	228,607
Futures	491,566	—	—	491,566
Forward Foreign Currency Contracts	—	15,056,820	—	15,056,820
Total Assets	$28,634,566	$836,164,177	$—	$864,798,743
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(8,501,863)	$—	$(8,501,863)
Futures	(632,379)	—	—	(632,379)
Written Options	—	(217,804)	—	(217,804)
Forward Foreign Currency Contracts	—	(11,560,519)	—	(11,560,519)
Total Liabilities	$(632,379)	$(20,280,186)	$—	$(20,912,565)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

At October 31, 2012, the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	2,569,081	Buy	11/30/12	$3,332,000	$3,330,802	$(1,198)
Barclays Bank PLC	EU Euro	833,401	Buy	11/30/12	1,083,515	1,080,501	(3,014)
Barclays Bank PLC	EU Euro	2,745,555	Buy	11/30/12	3,559,000	3,559,600	600
Barclays Bank PLC	EU Euro	11,826,810	Buy	11/30/12	15,497,000	15,333,406	(163,594)
Barclays Bank PLC	EU Euro	995,709	Buy	11/30/12	1,287,000	1,290,933	3,933
Barclays Bank PLC	Canadian Dollar	45,000	Buy	11/30/12	46,065	45,028	(1,037)
Barclays Bank PLC	EU Euro	5,678,353	Buy	11/30/12	7,403,000	7,361,960	(41,040)
Barclays Bank PLC	British Pound	179,783	Buy	01/11/13	289,587	290,058	471
Barclays Bank PLC	Russian Ruble	492,590,745	Buy	11/30/12	15,426,000	15,622,675	196,675
Barclays Bank PLC	British Pound	3,797,289	Buy	01/11/13	6,088,000	6,126,458	38,458
Barclays Bank PLC	Russian Ruble	1,815,371	Buy	11/30/12	55,257	57,575	2,318
Barclays Bank PLC	Canadian Dollar	2,863,668	Buy	11/30/12	2,876,000	2,865,416	(10,584)
Barclays Bank PLC	EU Euro	5,844,179	Buy	11/30/12	7,222,891	7,576,952	354,061
Barclays Bank PLC	Canadian Dollar	14,055,300	Buy	11/30/12	14,174,207	14,063,879	(110,328)
Barclays Bank PLC	Swiss Franc	2,535,404	Buy	01/11/13	2,699,070	2,725,631	26,561
Barclays Bank PLC	Singapore Dollar	4,805,932	Buy	01/11/13	3,895,850	3,939,857	44,007
Citigroup, Inc.	South Korean Won	4,012,783,640	Buy	11/30/12	3,677,000	3,673,028	(3,972)
Citigroup, Inc.	Japanese Yen	438,912,146	Buy	11/30/12	5,502,000	5,499,429	(2,571)
Citigroup, Inc.	EU Euro	414,462	Buy	11/30/12	536,000	537,348	1,348
Citigroup, Inc.	Mexican Peso	15,057,145	Buy	11/30/12	1,157,000	1,146,425	(10,575)
Citigroup, Inc.	Japanese Yen	249,664,058	Buy	11/30/12	3,127,000	3,128,211	1,211

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	South Korean Won	5,356,164	Buy	11/30/12	$4,851	$4,902	$51
Citigroup, Inc.	Thai Baht	213,240,882	Buy	11/30/12	6,924,529	6,943,469	18,940
Citigroup, Inc.	Australian Dollar	2,573,194	Buy	11/30/12	2,651,000	2,664,562	13,562
Citigroup, Inc.	Canadian Dollar	2,441,617	Buy	11/30/12	2,457,000	2,443,107	(13,893)
Citigroup, Inc.	EU Euro	4,197,182	Buy	11/30/12	5,468,000	5,441,627	(26,373)
Citigroup, Inc.	EU Euro	1,697,765	Buy	11/30/12	2,197,000	2,201,145	4,145
Citigroup, Inc.	South Korean Won	6,512,741,700	Buy	11/30/12	5,829,000	5,961,320	132,320
Citigroup, Inc.	Czech Koruna	2,056,326	Buy	11/30/12	105,709	106,238	529
Citigroup, Inc.	South Korean Won	515,000,000	Buy	11/30/12	458,658	471,395	12,737
Citigroup, Inc.	Australian Dollar	2,350,873	Buy	11/30/12	2,436,000	2,434,346	(1,654)
Citigroup, Inc.	Norwegian Krone	28,764,745	Buy	01/11/13	4,972,000	5,031,777	59,777
Citigroup, Inc.	Norwegian Krone	14,748,484	Buy	01/11/13	2,593,000	2,579,932	(13,068)
Citigroup, Inc.	British Pound	3,078,918	Buy	01/11/13	4,948,000	4,967,455	19,455
Citigroup, Inc.	Russian Ruble	415,481,871	Buy	11/30/12	12,641,847	13,177,142	535,295
Citigroup, Inc.	Canadian Dollar	1,192,566	Buy	11/30/12	1,205,000	1,193,294	(11,706)
Citigroup, Inc.	British Pound	4,804,887	Buy	01/11/13	7,690,000	7,752,093	62,093
Citigroup, Inc.	Hungarian Forint	561,407,999	Buy	01/11/13	2,530,095	2,544,637	14,542
Citigroup, Inc.	Canadian Dollar	6,558,395	Buy	11/30/12	6,609,000	6,562,398	(46,602)
Citigroup, Inc.	EU Euro	23,118,622	Buy	11/30/12	28,996,000	29,973,191	977,191
Citigroup, Inc.	Canadian Dollar	3,511,060	Buy	11/30/12	3,533,000	3,513,203	(19,797)
Citigroup, Inc.	Hungarian Forint	3,660,148,689	Buy	01/11/13	16,686,180	16,589,982	(96,198)
Citigroup, Inc.	Israeli New Shekel	5,794,841	Buy	11/30/12	1,431,292	1,490,117	58,825
Citigroup, Inc.	Mexican Peso	103,614,429	Buy	11/30/12	7,769,055	7,889,023	119,968
Citigroup, Inc.	Polish Zloty	39,298,346	Buy	11/30/12	11,733,529	12,264,330	530,801
Citigroup, Inc.	EU Euro	1,804,562	Buy	11/30/12	2,235,000	2,339,606	104,606
Credit Suisse First Boston	South African Rand	188,911	Buy	11/30/12	21,692	21,691	(1)
Credit Suisse First Boston	EU Euro	4,713,031	Buy	11/30/12	6,117,000	6,110,423	(6,577)
Credit Suisse First Boston	Australian Dollar	913,335	Buy	11/30/12	937,533	945,765	8,232
Credit Suisse First Boston	Canadian Dollar	2,050,165	Buy	11/30/12	2,088,000	2,051,417	(36,583)
Credit Suisse First Boston	Turkish Lira	16,404,909	Buy	11/30/12	9,092,108	9,114,041	21,933
Credit Suisse First Boston	Canadian Dollar	2,428,393	Buy	11/30/12	2,501,000	2,429,876	(71,124)
Credit Suisse First Boston	EU Euro	10,261,999	Buy	11/30/12	13,325,000	13,304,636	(20,364)
Credit Suisse First Boston	Norwegian Krone	65,067,703	Buy	01/11/13	11,467,000	11,382,202	(84,798)
Credit Suisse First Boston	Mexican Peso	70,988,145	Buy	11/30/12	5,419,949	5,404,915	(15,034)
Credit Suisse First Boston	Norwegian Krone	29,709,338	Buy	01/11/13	5,184,000	5,197,013	13,013
Credit Suisse First Boston	Norwegian Krone	14,535,120	Buy	01/11/13	2,537,000	2,542,608	5,608
Credit Suisse First Boston	South African Rand	97,886,521	Buy	11/30/12	11,490,989	11,239,309	(251,680)
Credit Suisse First Boston	Norwegian Krone	42,639,455	Buy	01/11/13	7,453,000	7,458,860	5,860
Credit Suisse First Boston	British Pound	2,275,285	Buy	01/11/13	3,673,000	3,670,893	(2,107)
Credit Suisse First Boston	British Pound	5,564,962	Buy	01/11/13	9,035,000	8,978,381	(56,619)
Credit Suisse First Boston	Japanese Yen	183,318,320	Buy	11/30/12	2,314,000	2,296,920	(17,080)
Credit Suisse First Boston	Norwegian Krone	18,084,788	Buy	01/11/13	3,155,000	3,163,547	8,547
Credit Suisse First Boston	Danish Krone	11,481,481	Buy	01/11/13	1,982,294	1,997,821	15,527
Credit Suisse First Boston	British Pound	1,760,128	Buy	01/11/13	2,844,145	2,839,750	(4,395)
Credit Suisse First Boston	Norwegian Krone	128,992,236	Buy	01/11/13	22,270,713	22,564,432	293,719
Credit Suisse First Boston	New Zealand Dollar	17,804,202	Buy	01/11/13	14,505,938	14,571,239	65,301
Credit Suisse First Boston	Swedish Krona	81,666,722	Buy	01/11/13	12,296,272	12,286,085	(10,187)
Deutsche Bank AG	South Korean Won	2,185,883,700	Buy	11/30/12	2,002,000	2,000,809	(1,191)
Deutsche Bank AG	Mexican Peso	19,146,957	Buy	11/30/12	1,465,218	1,457,816	(7,402)
Deutsche Bank AG	South Korean Won	6,523,078,500	Buy	11/30/12	5,949,000	5,970,781	21,781
Deutsche Bank AG	EU Euro	4,598,973	Buy	11/30/12	6,002,000	5,962,548	(39,452)
Deutsche Bank AG	Canadian Dollar	7,474,147	Buy	11/30/12	7,612,000	7,478,709	(133,291)
Deutsche Bank AG	South African Rand	121,354,989	Buy	11/30/12	13,790,752	13,933,955	143,203
Deutsche Bank AG	EU Euro	12,042,609	Buy	11/30/12	15,592,000	15,613,190	21,190
Deutsche Bank AG	Russian Ruble	225,491,200	Buy	11/30/12	7,210,412	7,151,527	(58,885)
Deutsche Bank AG	EU Euro	5,809,453	Buy	11/30/12	7,572,000	7,531,930	(40,070)
Deutsche Bank AG	Russian Ruble	1,219,790	Buy	11/30/12	39,023	38,686	(337)
Deutsche Bank AG	South African Rand	46,713,962	Buy	11/30/12	5,442,356	5,363,687	(78,669)
Deutsche Bank AG	Turkish Lira	23,093,908	Buy	11/30/12	12,799,422	12,830,234	30,812
Deutsche Bank AG	Australian Dollar	10,927,854	Buy	11/30/12	11,269,000	11,315,876	46,876
Deutsche Bank AG	Mexican Peso	33,845,927	Buy	11/30/12	2,621,185	2,576,971	(44,214)
Deutsche Bank AG	Polish Zloty	28,234,122	Buy	11/30/12	8,790,000	8,811,378	21,378
Deutsche Bank AG	Australian Dollar	1,922,482	Buy	11/30/12	2,002,000	1,990,745	(11,255)
Deutsche Bank AG	Canadian Dollar	5,352,722	Buy	11/30/12	5,480,000	5,355,989	(124,011)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Canadian Dollar	14,643,344	Buy	11/30/12	$14,991,000	$14,652,282	$(338,718)
Deutsche Bank AG	Japanese Yen	262,389,375	Buy	11/30/12	3,375,000	3,287,655	(87,345)
Deutsche Bank AG	South African Rand	146,120,205	Buy	11/30/12	17,787,000	16,777,491	(1,009,509)
Deutsche Bank AG	EU Euro	11,154,606	Buy	11/30/12	14,071,112	14,461,898	390,786
Deutsche Bank AG	Indian Rupee	868,528,403	Buy	12/14/12	15,911,485	16,005,672	94,187
Deutsche Bank AG	Indian Rupee	485,418,400	Buy	12/14/12	8,858,000	8,945,531	87,531
Deutsche Bank AG	Russian Ruble	600,000,000	Buy	11/30/12	18,248,175	19,029,194	781,019
Deutsche Bank AG	South African Rand	77,543,799	Buy	11/30/12	9,098,405	8,903,562	(194,843)
Deutsche Bank AG	South African Rand	93,217,000	Buy	11/30/12	10,950,656	10,703,156	(247,500)
Deutsche Bank AG	Argentine Peso	37,657,690	Buy	01/11/13	7,577,000	7,457,236	(119,764)
Deutsche Bank AG	Australian Dollar	2,616,961	Buy	11/30/12	2,706,000	2,709,882	3,882
Deutsche Bank AG	Chilean Peso	982,779,818	Buy	01/11/13	2,074,200	2,021,357	(52,843)
Deutsche Bank AG	Taiwan New Dollar	20,475,156	Buy	11/30/12	682,505	700,844	18,339
Deutsche Bank AG	EU Euro	38,305,235	Buy	11/30/12	47,271,801	49,662,568	2,390,767
Deutsche Bank AG	Japanese Yen	8,382,131,480	Buy	11/30/12	105,641,584	105,025,422	(616,162)
Deutsche Bank AG	South Korean Won	3,594,450,378	Buy	11/30/12	3,145,934	3,290,114	144,180
Deutsche Bank AG	Malaysian Ringgit	16,220,005	Buy	11/30/12	5,156,246	5,312,460	156,214
Deutsche Bank AG	Turkish Lira	11,943,055	Buy	11/30/12	6,532,378	6,635,178	102,800
HSBC	Colombian Peso	12,244,682,400	Buy	11/30/12	6,774,000	6,659,188	(114,812)
HSBC	South Korean Won	13,066,649,750	Buy	11/30/12	11,605,000	11,960,320	355,320
HSBC	Australian Dollar	7,196,276	Buy	11/30/12	7,339,000	7,451,798	112,798
HSBC	Australian Dollar	7,196,629	Buy	11/30/12	7,339,000	7,452,164	113,164
HSBC	Australian Dollar	8,529,159	Buy	11/30/12	8,748,000	8,832,008	84,008
JPMorgan Chase & Co.	South Korean Won	2,887,176,200	Buy	11/30/12	2,645,000	2,642,724	(2,276)
JPMorgan Chase & Co.	Canadian Dollar	12,047,181	Buy	11/30/12	12,046,000	12,054,534	8,534
JPMorgan Chase & Co.	EU Euro	9,248,438	Buy	11/30/12	11,933,000	11,990,558	57,558
JPMorgan Chase & Co.	EU Euro	2,035,066	Buy	11/30/12	2,629,672	2,638,454	8,782
JPMorgan Chase & Co.	Turkish Lira	109,450	Buy	11/30/12	60,487	60,807	320
JPMorgan Chase & Co.	Australian Dollar	3,285,095	Buy	11/30/12	3,393,000	3,401,740	8,740
JPMorgan Chase & Co.	Japanese Yen	240,548,260	Buy	11/30/12	3,012,000	3,013,993	1,993
JPMorgan Chase & Co.	Russian Ruble	322,451,788	Buy	11/30/12	10,324,239	10,226,663	(97,576)
JPMorgan Chase & Co.	EU Euro	3,978,466	Buy	11/30/12	5,210,000	5,158,063	(51,937)
JPMorgan Chase & Co.	Canadian Dollar	7,482,497	Buy	11/30/12	7,612,000	7,487,064	(124,936)
JPMorgan Chase & Co.	Mexican Peso	238,633,675	Buy	11/30/12	18,503,286	18,169,155	(334,131)
JPMorgan Chase & Co.	Australian Dollar	7,121,851	Buy	11/30/12	7,403,000	7,374,730	(28,270)
JPMorgan Chase & Co.	Czech Koruna	2,137,440	Buy	11/30/12	111,964	110,428	(1,536)
JPMorgan Chase & Co.	Australian Dollar	11,961,601	Buy	11/30/12	12,434,000	12,386,328	(47,672)
JPMorgan Chase & Co.	Mexican Peso	97,099,362	Buy	11/30/12	7,284,000	7,392,977	108,977
JPMorgan Chase & Co.	Mexican Peso	100,281,347	Buy	11/30/12	7,503,000	7,635,248	132,248
UBS Warburg LLC	Australian Dollar	1,240,743	Buy	11/30/12	1,274,000	1,284,799	10,799
UBS Warburg LLC	EU Euro	8,714,482	Buy	11/30/12	11,417,000	11,298,288	(118,712)
UBS Warburg LLC	Australian Dollar	2,506,874	Buy	11/30/12	2,602,000	2,595,887	(6,113)
UBS Warburg LLC	Japanese Yen	788,966,995	Buy	11/30/12	10,026,000	9,885,504	(140,496)
UBS Warburg LLC	Norwegian Krone	18,565,591	Buy	01/11/13	3,208,000	3,247,653	39,653
UBS Warburg LLC	Australian Dollar	3,898,675	Buy	11/30/12	4,083,000	4,037,107	(45,893)
UBS Warburg LLC	Australian Dollar	7,172,099	Buy	11/30/12	7,451,000	7,426,762	(24,238)
UBS Warburg LLC	Canadian Dollar	2,983,403	Buy	11/30/12	3,045,000	2,985,224	(59,776)
UBS Warburg LLC	South African Rand	30,417,525	Buy	11/30/12	3,669,000	3,492,534	(176,466)
UBS Warburg LLC	British Pound	1,312,095	Buy	01/11/13	2,098,000	2,116,904	18,904
UBS Warburg LLC	British Pound	1,046,231	Buy	01/11/13	1,693,000	1,687,964	(5,036)
UBS Warburg LLC	Australian Dollar	2,434,123	Buy	11/30/12	2,529,000	2,520,552	(8,448)
UBS Warburg LLC	Australian Dollar	5,012,761	Buy	11/30/12	5,191,000	5,190,752	(248)
							$3,541,177
Barclays Bank PLC	Australian Dollar	7,352,571	Sell	11/30/12	$7,598,000	$7,613,643	$(15,643)
Barclays Bank PLC	Canadian Dollar	4,738,007	Sell	11/30/12	4,824,000	4,740,899	83,101
Barclays Bank PLC	South Korean Won	2,887,669,500	Sell	11/30/12	2,591,000	2,643,176	(52,176)
Barclays Bank PLC	South African Rand	51,284,663	Sell	11/30/12	6,073,000	5,888,494	184,506
Barclays Bank PLC	South African Rand	48,774,799	Sell	11/30/12	5,821,021	5,600,312	220,709
Barclays Bank PLC	EU Euro	11,592,404	Sell	11/30/12	14,981,525	15,029,501	(47,976)
Barclays Bank PLC	EU Euro	11,571,997	Sell	11/30/12	14,956,308	15,003,042	(46,734)
Barclays Bank PLC	South Korean Won	6,252,906,000	Sell	11/30/12	5,573,000	5,723,484	(150,484)
Barclays Bank PLC	British Pound	2,342,887	Sell	01/11/13	3,776,000	3,779,959	(3,959)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	British Pound	3,458,320	Sell	01/11/13	$5,535,000	$5,579,574	$(44,574)
Barclays Bank PLC	EU Euro	4,842,049	Sell	11/30/12	6,094,000	6,277,696	(183,696)
Barclays Bank PLC	EU Euro	8,846,501	Sell	11/30/12	11,147,423	11,469,450	(322,027)
Barclays Bank PLC	British Pound	981,223	Sell	01/11/13	1,577,000	1,583,082	(6,082)
Barclays Bank PLC	Mexican Peso	16,915,604	Sell	11/30/12	1,275,000	1,287,925	(12,925)
Barclays Bank PLC	Hungarian Forint	1,705,456,675	Sell	01/11/13	7,565,970	7,730,149	(164,179)
Citigroup, Inc.	South Korean Won	3,051,370,140	Sell	11/30/12	2,753,000	2,793,016	(40,016)
Citigroup, Inc.	South Korean Won	2,956,658,880	Sell	11/30/12	2,676,000	2,706,324	(30,324)
Citigroup, Inc.	South Korean Won	8,369,857,650	Sell	11/30/12	7,513,000	7,661,197	(148,197)
Citigroup, Inc.	South African Rand	9,774,558	Sell	11/30/12	1,185,014	1,122,313	62,701
Citigroup, Inc.	South African Rand	24,518,671	Sell	11/30/12	2,977,960	2,815,229	162,731
Citigroup, Inc.	British Pound	2,819,306	Sell	01/11/13	4,519,000	4,548,602	(29,602)
Citigroup, Inc.	Swedish Krona	12,666,090	Sell	01/11/13	1,900,000	1,905,509	(5,509)
Citigroup, Inc.	British Pound	1,474,652	Sell	01/11/13	2,350,000	2,379,170	(29,170)
Citigroup, Inc.	EU Euro	3,383,366	Sell	11/30/12	4,267,000	4,386,519	(119,519)
Citigroup, Inc.	Canadian Dollar	7,132,277	Sell	11/30/12	7,176,000	7,136,630	39,370
Citigroup, Inc.	Mexican Peso	12,794,437	Sell	11/30/12	948,000	974,146	(26,146)
Citigroup, Inc.	New Zealand Dollar	606,170	Sell	01/11/13	493,000	496,099	(3,099)
Citigroup, Inc.	EU Euro	11,596,517	Sell	11/30/12	14,567,000	15,034,833	(467,833)
Citigroup, Inc.	Mexican Peso	165,161	Sell	11/30/12	12,417	12,575	(158)
Citigroup, Inc.	South African Rand	421,630,697	Sell	11/30/12	50,029,990	48,411,548	1,618,442
Credit Suisse First Boston	Mexican Peso	26,785,723	Sell	11/30/12	2,057,000	2,039,419	17,581
Credit Suisse First Boston	Australian Dollar	2,475,647	Sell	11/30/12	2,534,000	2,563,551	(29,551)
Credit Suisse First Boston	Mexican Peso	73,276	Sell	11/30/12	5,670	5,579	91
Credit Suisse First Boston	Japanese Yen	535,747,453	Sell	11/30/12	6,906,000	6,712,744	193,256
Credit Suisse First Boston	Turkish Lira	5,573,894	Sell	11/30/12	3,081,127	3,096,677	(15,550)
Credit Suisse First Boston	Norwegian Krone	17,951,629	Sell	01/11/13	3,138,000	3,140,253	(2,253)
Credit Suisse First Boston	Norwegian Krone	31,778,454	Sell	01/11/13	5,527,000	5,558,961	(31,961)
Credit Suisse First Boston	Swedish Krona	12,588,028	Sell	01/11/13	1,900,000	1,893,765	6,235
Credit Suisse First Boston	Norwegian Krone	17,792,094	Sell	01/11/13	3,122,000	3,112,346	9,654
Credit Suisse First Boston	Norwegian Krone	49,718,001	Sell	01/11/13	8,758,000	8,697,101	60,899
Credit Suisse First Boston	Norwegian Krone	43,230,848	Sell	01/11/13	7,644,000	7,562,312	81,688
Credit Suisse First Boston	South African Rand	17,213,237	Sell	11/30/12	2,020,659	1,976,421	44,238
Credit Suisse First Boston	Australian Dollar	2,971,721	Sell	11/30/12	3,059,000	3,077,239	(18,239)
Credit Suisse First Boston	Australian Dollar	23,956,315	Sell	11/30/12	24,761,055	24,806,945	(45,890)
Credit Suisse First Boston	Czech Koruna	82,393,065	Sell	11/30/12	4,071,986	4,256,734	(184,748)
Credit Suisse First Boston	British Pound	2,163,027	Sell	01/11/13	3,497,160	3,489,777	7,383
Credit Suisse First Boston	South African Rand	15,968,364	Sell	11/30/12	1,932,939	1,833,484	99,455
Deutsche Bank AG	EU Euro	15,911,021	Sell	11/30/12	20,649,578	20,628,569	21,009
Deutsche Bank AG	Canadian Dollar	5,843,949	Sell	11/30/12	5,874,000	5,847,516	26,484
Deutsche Bank AG	EU Euro	7,807	Sell	11/30/12	10,223	10,121	102
Deutsche Bank AG	South African Rand	12,307,038	Sell	11/30/12	1,390,000	1,413,091	(23,091)
Deutsche Bank AG	Canadian Dollar	5,671,515	Sell	11/30/12	5,780,000	5,674,977	105,023
Deutsche Bank AG	Australian Dollar	4,458,940	Sell	11/30/12	4,558,000	4,617,266	(59,266)
Deutsche Bank AG	EU Euro	5,824,069	Sell	11/30/12	7,572,000	7,550,879	21,121
Deutsche Bank AG	Thai Baht	114,085,085	Sell	11/30/12	3,685,371	3,714,795	(29,424)
Deutsche Bank AG	Australian Dollar	9,842,381	Sell	11/30/12	10,224,000	10,191,860	32,140
Deutsche Bank AG	EU Euro	5,605,478	Sell	11/30/12	7,266,000	7,267,477	(1,477)
Deutsche Bank AG	Mexican Peso	163,473	Sell	11/30/12	12,628	12,447	181
Deutsche Bank AG	British Pound	3,288,527	Sell	01/11/13	5,268,000	5,305,633	(37,633)
Deutsche Bank AG	Mexican Peso	207,981,864	Sell	11/30/12	15,888,000	15,835,379	52,621
Deutsche Bank AG	Australian Dollar	2,607,176	Sell	11/30/12	2,680,000	2,699,751	(19,751)
Deutsche Bank AG	Australian Dollar	2,949,258	Sell	11/30/12	3,044,000	3,053,979	(9,979)
Deutsche Bank AG	Australian Dollar	3,247,500	Sell	11/30/12	3,362,000	3,362,810	(810)
Deutsche Bank AG	Russian Ruble	279,952,280	Sell	11/30/12	8,678,000	8,878,777	(200,777)
Deutsche Bank AG	Thai Baht	151,336,278	Sell	11/30/12	4,773,262	4,927,755	(154,493)
Deutsche Bank AG	Russian Ruble	1,215,455,792	Sell	11/30/12	37,265,059	38,548,573	(1,283,514)
Deutsche Bank AG	New Zealand Dollar	1,886,395	Sell	01/11/13	1,557,000	1,543,855	13,145
Deutsche Bank AG	Australian Dollar	3,580,011	Sell	11/30/12	3,732,000	3,707,128	24,872
Deutsche Bank AG	South African Rand	46,917,421	Sell	11/30/12	5,664,995	5,387,048	277,947
Deutsche Bank AG	Mexican Peso	59,042,079	Sell	11/30/12	4,453,104	4,495,361	(42,257)
HSBC	South African Rand	24,600,220	Sell	11/30/12	2,780,000	2,824,592	(44,592)
HSBC	Colombian Peso	8,554,530,467	Sell	11/30/12	4,723,911	4,652,324	71,587
HSBC	Canadian Dollar	14,733,594	Sell	11/30/12	15,026,000	14,742,587	283,413

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Norwegian Krone	64,855,598	Sell	01/11/13	$11,467,000	$11,345,099	$121,901
HSBC	Brazilian Real	42,395,917	Sell	01/11/13	20,693,048	20,664,182	28,866
JPMorgan Chase & Co.	Mexican Peso	186,155	Sell	11/30/12	14,232	14,174	58
JPMorgan Chase & Co.	Australian Dollar	7,351,525	Sell	11/30/12	7,598,000	7,612,560	(14,560)
JPMorgan Chase & Co.	Canadian Dollar	11,343,027	Sell	11/30/12	11,398,000	11,349,951	48,049
JPMorgan Chase & Co.	Mexican Peso	69,393,924	Sell	11/30/12	5,325,098	5,283,534	41,564
JPMorgan Chase & Co.	Canadian Dollar	193,086	Sell	11/30/12	194,000	193,204	796
JPMorgan Chase & Co.	Mexican Peso	26,143,277	Sell	11/30/12	2,018,000	1,990,504	27,496
JPMorgan Chase & Co.	Mexican Peso	144,954,066	Sell	11/30/12	11,271,112	11,036,551	234,561
JPMorgan Chase & Co.	Canadian Dollar	4,869,383	Sell	11/30/12	4,971,000	4,872,355	98,645
JPMorgan Chase & Co.	South African Rand	12,358,858	Sell	11/30/12	1,390,000	1,419,042	(29,042)
JPMorgan Chase & Co.	Australian Dollar	2,409,419	Sell	11/30/12	2,460,000	2,494,972	(34,972)
JPMorgan Chase & Co.	EU Euro	2,496,273	Sell	11/30/12	3,241,026	3,236,407	4,619
JPMorgan Chase & Co.	Australian Dollar	2,483,319	Sell	11/30/12	2,529,000	2,571,496	(42,496)
JPMorgan Chase & Co.	Mexican Peso	467,178	Sell	11/30/12	36,246	35,570	676
JPMorgan Chase & Co.	Mexican Peso	191,587,606	Sell	11/30/12	14,733,655	14,587,149	146,506
JPMorgan Chase & Co.	Turkish Lira	20,238,429	Sell	11/30/12	11,213,756	11,243,822	(30,066)
JPMorgan Chase & Co.	Turkish Lira	13,171,329	Sell	11/30/12	7,265,449	7,317,568	(52,119)
JPMorgan Chase & Co.	EU Euro	10,747,293	Sell	11/30/12	14,095,000	13,933,818	161,182
JPMorgan Chase & Co.	Canadian Dollar	7,042,786	Sell	11/30/12	7,246,000	7,047,085	198,915
JPMorgan Chase & Co.	Australian Dollar	3,156,573	Sell	11/30/12	3,273,000	3,268,655	4,345
JPMorgan Chase & Co.	Canadian Dollar	3,434,976	Sell	11/30/12	3,526,000	3,437,073	88,927
JPMorgan Chase & Co.	New Zealand Dollar	2,905,648	Sell	01/11/13	2,359,000	2,378,028	(19,028)
JPMorgan Chase & Co.	Japanese Yen	47,041,063	Sell	11/30/12	602,000	589,409	12,591
JPMorgan Chase & Co.	EU Euro	17,483,753	Sell	11/30/12	22,097,995	22,667,608	(569,613)
JPMorgan Chase & Co.	EU Euro	2,831,800	Sell	11/30/12	3,582,000	3,671,416	(89,416)
JPMorgan Chase & Co.	British Pound	3,461,496	Sell	01/11/13	5,580,000	5,584,697	(4,697)
JPMorgan Chase & Co.	British Pound	9,697,906	Sell	01/11/13	15,576,000	15,646,376	(70,376)
JPMorgan Chase & Co.	Mexican Peso	202,323	Sell	11/30/12	15,019	15,405	(386)
JPMorgan Chase & Co.	Mexican Peso	148,363	Sell	11/30/12	11,165	11,296	(131)
UBS Warburg LLC	Australian Dollar	10,888,996	Sell	11/30/12	11,269,000	11,275,637	(6,637)
UBS Warburg LLC	EU Euro	11,262,139	Sell	11/30/12	14,764,000	14,601,314	162,686
UBS Warburg LLC	British Pound	1,417,470	Sell	01/11/13	2,281,000	2,286,913	(5,913)
UBS Warburg LLC	Japanese Yen	581,448,331	Sell	11/30/12	7,512,000	7,285,361	226,639
UBS Warburg LLC	Canadian Dollar	5,460,985	Sell	11/30/12	5,587,000	5,464,318	122,682
UBS Warburg LLC	New Zealand Dollar	2,872,290	Sell	01/11/13	2,321,000	2,350,727	(29,727)
UBS Warburg LLC	British Pound	1,515,546	Sell	01/11/13	2,425,000	2,445,147	(20,147)
UBS Warburg LLC	Australian Dollar	4,548,447	Sell	11/30/12	4,691,000	4,709,951	(18,951)
UBS Warburg LLC	British Pound	9,031,165	Sell	01/11/13	14,564,000	14,570,673	(6,673)
UBS Warburg LLC	Norwegian Krone	43,226,140	Sell	01/11/13	7,644,000	7,561,488	82,512
UBS Warburg LLC	Norwegian Krone	38,464,874	Sell	01/11/13	6,819,000	6,728,607	90,393
UBS Warburg LLC	EU Euro	2,473,524	Sell	11/30/12	3,119,000	3,206,913	(87,913)
UBS Warburg LLC	Norwegian Krone	19,993,510	Sell	01/11/13	3,539,000	3,497,437	41,563
UBS Warburg LLC	British Pound	1,636,559	Sell	01/11/13	2,629,000	2,640,387	(11,387)
UBS Warburg LLC	Australian Dollar	1,378,206	Sell	11/30/12	1,413,000	1,427,143	(14,143)
UBS Warburg LLC	Australian Dollar	2,861,022	Sell	11/30/12	2,944,000	2,962,610	(18,610)
UBS Warburg LLC	EU Euro	10,774,773	Sell	11/30/12	13,519,000	13,969,446	(450,446)
							$(44,876)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

ING Global Bond Fund Open Futures Contracts on October 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	53	12/06/12	$9,077,432	$189,064
Australia 10-Year Bond	20	12/17/12	2,601,584	13,136
Australia 3-Year Bond	108	12/17/12	12,328,082	1,338
Canada 10-Year Bond	32	12/18/12	4,391,730	22,393
Euro-Bobl 5-Year	118	12/06/12	19,245,049	116,090
Euro-Schatz	434	12/06/12	62,271,620	54,254
Long Gilt	185	12/27/12	35,568,770	(340,058)
Short Gilt	6	12/27/12	1,010,764	(93)
U.S. Treasury 5-Year Note	56	12/31/12	6,958,000	(10,202)
			$153,453,031	$45,922
Short Contracts
Euro-Bund	(159)	12/06/12	(29,198,362)	(43,876)
Medium Gilt	(121)	12/27/12	(22,264,141)	19,426
U.S. Treasury 10-Year Note	(192)	12/19/12	(25,542,000)	(144,480)
U.S. Treasury 2-Year Note	(78)	12/31/12	(17,185,593)	9,555
U.S. Treasury Long Bond	(118)	12/19/12	(17,618,875)	(93,670)
U.S. Treasury Ultra Long Bond	(98)	12/19/12	(16,179,188)	66,310
			$(127,988,159)	$(186,735)

ING Global Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on October 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	Bolivarian Republic of Venezuela	Buy	5.000	12/20/17	USD 1,888,000	$205,851	$205,465	$386
						$205,851	$205,465	$386

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING Global Bond Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on October 31, 2012:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Bank of America	01/02/17	BRL 84,000,000	$(2,550,681)	$—	$(2,550,681)

Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL 47,000,000	(1,430,431)	—	(1,430,431)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL 48,000,000	$(1,457,532)	$—	$(1,457,532)

Receive a fixed rate equal to 4.750% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/01/17	CLP 7,250,000,000	(155,881)	—	(155,881)

Receive a fixed rate equal to 4.790% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/02/17	CLP 7,250,000,000	(131,278)	—	(131,278)

Receive a fixed rate equal to 4.830% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/03/17	CLP 7,250,000,000	(106,680)	—	(106,680)

Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW 17,000,000,000	(589,706)	—	(589,706)

Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse Group AG	03/26/17	KRW 17,000,000,000	(584,464)	—	(584,464)

Receive a fixed rate equal to 4.755% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: UBS Warburg LLC	06/13/14	MXN 620,000,000	(227,119)	—	(227,119)

Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.305% Counterparty: UBS Warburg LLC	06/03/22	MXN 124,000,000	(289,187)	—	(289,187)

Receive a floating rate based on 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN 48,500,000	(535,505)	—	(535,505)

Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.800% Counterparty: Deutsche Bank AG	06/04/17	PLN 54,500,000	(443,399)	—	(443,399)

Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.792% Counterparty: JPMorgan Chase & Co.	09/26/17	USD 72,600,000	22,756	—	22,756
			$(8,479,107)	$—	$(8,479,107)

ING Global Bond Fund Written OTC Options on October 31, 2012:

Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
56,700,000	Barclays Bank PLC	EUR Put vs. USD Call Currency Option	1.203 USD	01/04/13	$675,864	$(32,304)
15,200,000	Deutsche Bank AG	MYR Put vs. USD Call Currency Option	3.150 USD	01/16/13	75,716	(48,299)
22,800,000	Deutsche Bank AG	ZAR Put vs. USD Call Currency Option	9.800 USD	11/30/12	110,352	(14,829)
			Total Written OTC Options		$861,932	$(95,432)

ING Global Bond Fund Written Swaptions Open on October 31, 2012:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.919%	01/31/13	USD 8,712,000	$148,435	$(122,372)
					Total Written Swaptions		$148,435	$(122,372)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL BOND FUND

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$750,946
Interest rate contracts	Investments in securities at value*	2,697,642
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	15,056,820
Credit contracts	Upfront payments paid on OTC swap agreements	205,465
Credit contracts	Unrealized appreciation on OTC swap agreements	386
Interest rate contracts	Unrealized appreciation on OTC swap agreements	22,756
Interest rate contracts	Net Assets — Unrealized appreciation**	491,566
Total Asset Derivatives		$19,225,581
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$11,560,519
Interest rate contracts	Unrealized depreciation on OTC swap agreements	8,501,863
Interest rate contracts	Net Assets — Unrealized depreciation**	632,379
Foreign exchange contracts	Written options, at fair value	95,432
Interest rate contracts	Written options, at fair value	122,372
Total Liability Derivatives		$20,912,565

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(1,189,765)	$—	$—	$(665,786)	$312,772	$(1,542,779)
Foreign exchange contracts	(3,850,767)	(15,411,683)	—	—	2,372,839	(16,889,611)
Interest rate contracts	(454,350)	—	8,405,748	(19,843,603)	464,916	(11,427,289)
Total	$(5,494,882)	$(15,411,683)	$8,405,748	$(20,509,389)	$3,150,527	$(29,859,679)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$386	$—	$386
Foreign exchange contracts	(115,251)	4,007,706	—	—	495,341	4,387,796
Interest rate contracts	(102,851)	—	(743,452)	1,813,502	26,063	993,262
Total	$(218,102)	$4,007,706	$(743,452)	$1,813,888	$521,404	$5,381,444

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

ING GLOBAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.9%
		Australia: 2.0%
126,700		Newcrest Mining Ltd.	$3,494,397	2.0

		Brazil: 3.6%
417,174		Centrais Eletricas Brasileiras SA ADR	3,337,392	1.9
510,600		Other Securities	3,136,888	1.7
			6,474,280	3.6

		Canada: 13.5%
150,000		Barrick Gold Corp.	6,075,000	3.4
295,250		Cameco Corp.	5,713,088	3.2
339,000		Kinross Gold Corp.	3,386,610	1.9
243,500	@, L	Turquoise Hill Resources Ltd.	1,921,215	1.1
365,000	@	Uranium Participation Corp.	1,816,320	1.0
6,889,788		Other Securities(a)	5,037,716	2.9
			23,949,949	13.5

		China: 0.0%
12,100,000		Other Securities	71,298	0.0

		Egypt: 2.0%
811,283		Telecom Egypt	1,843,554	1.0
672,450		Other Securities	1,719,133	1.0
			3,562,687	2.0

		France: 9.9%
99,500	@, L	Areva SA	1,748,261	1.0
115,700		Carrefour S.A.	2,794,215	1.6
333,000		Electricite de France SA	7,046,643	4.0
74,400		Thales S.A.	2,618,951	1.5
83,100		Vivendi	1,702,827	0.9
62,200		Other Securities	1,604,340	0.9
			17,515,237	9.9

		Greece: 0.5%
130,000		Other Securities	830,912	0.5

		Hong Kong: 0.8%
1,015,500		Other Securities	1,382,217	0.8

		Hungary: 0.5%
10,900		Other Securities	877,197	0.5

		Indonesia: 0.4%
4,864,000		Other Securities	797,126	0.4

		Israel: 0.9%
38,600		Other Securities	1,560,212	0.9

		Italy: 3.4%
476,500		ERG S.p.A.	3,459,339	1.9
2,157,000		Telecom Italia S.p.A. RNC	1,727,244	1.0
187,800		Other Securities	931,375	0.5
			6,117,958	3.4

		Japan: 11.6%
724,550		Sumitomo Mitsui Trust Holdings, Inc.	2,198,866	1.3
37,100		East Japan Railway Co.	2,546,423	1.4

COMMON STOCK: (continued)
		Japan: (continued)
486,000		Japan Steel Works Ltd.	$2,880,919	1.6
133,000		Mitsui & Co., Ltd.	1,874,664	1.1
110,700		Mitsui Sumitomo Insurance Group Holdings, Inc.	1,877,339	1.1
74,400		Nippon Telegraph & Telephone Corp.	3,402,173	1.9
626,000		Other Securities	5,740,312	3.2
			20,520,696	11.6

		Lebanon: 0.5%
69,360	#	Solidere GDR	867,000	0.5

		Norway: 0.7%
1,675,000		Other Securities	1,314,238	0.7

		Russia: 4.6%
386,400		Gazprom OAO ADR	3,529,764	2.0
1,562,000		Federal Hydrogenerating Co. JSC ADR	3,721,216	2.1
27,429,700		Other Securities	888,884	0.5
			8,139,864	4.6

		South Africa: 3.7%
81,600		AngloGold Ashanti Ltd ADR	2,772,768	1.6
186,500		Impala Platinum Holdings Ltd.	3,362,484	1.9
3,250,000		Other Securities	457,290	0.2
			6,592,542	3.7

		South Korea: 3.4%
137,200		Korea Electric Power Corp. ADR	1,768,508	1.0
129,500		KT Corp. ADR	2,195,025	1.2
134,000		SK Telecom Co., Ltd. ADR	2,094,420	1.2
			6,057,953	3.4

		Switzerland: 1.4%
74,600	@	Credit Suisse Group ADR	1,741,164	1.0
11,250		Other Securities	678,381	0.4
			2,419,545	1.4

		United Kingdom: 4.0%
1,156,000	@	Polyus Gold International Ltd.	3,847,612	2.2
150,100		Stolt-Nielsen Ltd.	2,751,206	1.5
90,500		Other Securities	468,290	0.3
			7,067,108	4.0

		United States: 28.5%
102,300	@	American International Group, Inc.	3,573,339	2.0
33,500		Alliant Techsystems, Inc.	1,919,215	1.1
393,000	L	Arch Coal, Inc.	3,128,280	1.8
96,000		Archer-Daniels-Midland Co.	2,576,640	1.4
216,600		Best Buy Co., Inc.	3,294,486	1.9
139,500		Chesapeake Energy Corp.	2,826,270	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
98,900		Cisco Systems, Inc.	$1,695,146	1.0
57,100		Computer Sciences Corp.	1,738,695	1.0
48,000		Consol Energy, Inc.	1,687,680	0.9
75,500		Exelon Corp.	2,701,390	1.5
36,300		Hess Corp.	1,897,038	1.1
105,000		Kroger Co.	2,648,100	1.5
51,000		Newmont Mining Corp.	2,782,050	1.6
224,000	@, L	NII Holdings, Inc.	1,785,280	1.0
203,100		Old Republic International Corp.	2,006,628	1.1
65,575		Peabody Energy Corp.	1,829,542	1.0
418,000		Southwest Airlines Co.	3,686,760	2.1
112,200		Tyson Foods, Inc.	1,886,082	1.1
65,000		Western Digital Corp.	2,224,950	1.2
201,349		Other Securities	4,651,501	2.6
			50,539,072	28.5
		Total Common Stock
		(Cost $193,786,894)	170,151,488	95.9

PREFERRED STOCK: 0.6%
		South Korea: 0.6%
59,270		Other Securities	1,086,240	0.6
		Total Preferred Stock
		(Cost $1,900,807)	1,086,240	0.6
		Total Long-Term Investments
		(Cost $195,687,701)	171,237,728	96.5

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.6%
		Securities Lending Collateralcc(1): 4.7%
1,973,791		Barclays Bank PLC, Repurchase Agreement dated 10/31/12, 0.25%, due 11/01/12 (Repurchase Amount $1,973,805, collateralized by various U.S. Government Agency Obligations, 2.185%–7.000%, Market Value plus accrued interest $2,013,267, due 10/01/20–12/01/47)	1,973,791	1.1
1,973,791		Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $1,973,808, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%– 11.000%, Market Value plus accrued interest $2,013,267, due 11/15/12–09/20/62)	1,973,791	1.1

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
1,973,791		Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $1,973,810, collateralized by various U.S. Government Securities, 0.000%– 2.125%, Market Value plus accrued interest $2,013,267, due 07/15/15–02/15/41)	$1,973,791	1.1
1,973,791		Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $1,973,809, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $2,013,267, due 01/01/27–10/20/42)	1,973,791	1.1
415,532		Royal Bank of Canada, Repurchase Agreement dated 10/31/12, 0.22%, due 11/01/12 (Repurchase Amount $415,535, collateralized by various U.S. Government Securities, 0.000%– 5.250%, Market Value plus accrued interest $423,843, due 02/15/13–11/15/28)	415,532	0.3
			8,310,696	4.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.9%
7,015,892		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,015,892)	7,015,892	3.9
		Total Short-Term Investments
		(Cost $15,326,588)	15,326,588	8.6
		Total Investments in Securities (Cost $211,014,289)	$186,564,316	105.1
		Liabilities in Excess of Other Assets	(8,982,660)	(5.1)
		Net Assets	$177,581,656	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $213,730,566.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$14,020,673
Gross Unrealized Depreciation	(41,186,923)
Net Unrealized Depreciation	$(27,166,250)

Sector Diversification	Percentage of Net Assets
Materials	18.1%
Energy	16.7
Industrials	13.3
Utilities	11.0
Financials	9.9
Telecommunication Services	8.2
Consumer Staples	7.0
Information Technology	4.6
Consumer Discretionary	4.3
Health Care	3.4
Short-Term Investments	8.6
Liabilities in Excess of Other Assets	(5.1)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$3,494,397	$—	$3,494,397
Brazil	6,474,280	—	—	6,474,280
Canada	23,949,949	—	—	23,949,949
China	—	—	71,298	71,298
Egypt	2,679,462	883,225	—	3,562,687
France	1,604,340	15,910,897	—	17,515,237
Greece	—	830,912	—	830,912
Hong Kong	—	1,382,217	—	1,382,217
Hungary	—	877,197	—	877,197
Indonesia	—	797,126	—	797,126
Israel	1,560,212	—	—	1,560,212
Italy	—	6,117,958	—	6,117,958
Japan	—	20,520,696	—	20,520,696
Lebanon	867,000	—	—	867,000
Norway	—	1,314,238	—	1,314,238
Russia	4,418,648	3,721,216	—	8,139,864
South Africa	3,230,058	3,362,484	—	6,592,542
South Korea	6,057,953	—	—	6,057,953
Switzerland	1,741,164	678,381	—	2,419,545
United Kingdom	6,598,818	468,290	—	7,067,108
United States	50,539,072	—	—	50,539,072
Total Common Stock	109,720,956	60,359,234	71,298	170,151,488
Preferred Stock	—	1,086,240	—	1,086,240
Short-Term Investments	7,015,892	8,310,696	—	15,326,588
Total Investments, at fair value	$116,736,848	$69,756,170	$71,298	$186,564,316

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $2,440,184 and $20,658,343 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

Shares		Value	Percentage of Net Assets

COMMON STOCK: 96.9%
	Australia: 8.8%
13,539	Australia & New Zealand Banking Group Ltd.	$357,178	0.6
17,294	BHP Billiton Ltd.	612,305	1.1
9,299	Commonwealth Bank of Australia	556,878	1.0
13,673	National Australia Bank Ltd.	365,409	0.6
16,993	Westpac Banking Corp.	449,262	0.8
398,321	Other Securities	2,634,762	4.7
		4,975,794	8.8

	Austria: 0.2%
10,655	Other Securities	93,260	0.2

	Belgium: 1.5%
4,473	Anheuser-Busch InBev NV	374,080	0.7
24,464	Other Securities	467,059	0.8
		841,139	1.5

	China: 0.1%
63,000	Other Securities	51,768	0.1

	Denmark: 1.1%
2,642	Novo-Nordisk A/S	423,554	0.7
1,003	Other Securities	220,004	0.4
		643,558	1.1

	Finland: 1.2%
27,353	Other Securities	680,388	1.2

	France: 8.9%
22,133	AXA S.A.	352,770	0.6
8,668	BNP Paribas	437,255	0.8
7,808	Sanofi-Aventis	685,753	1.2
11,249	Total S.A.	566,611	1.0
15,724	Vivendi	322,205	0.6
68,881	Other Securities	2,639,999	4.7
		5,004,593	8.9

	Germany: 7.4%
7,770	BASF AG	644,521	1.1
3,183	Bayer AG	277,534	0.5
16,476	Deutsche Post AG	326,651	0.6
3,387	Lanxess	280,201	0.5
3,789	SAP AG	276,304	0.5
47,750	Other Securities	2,355,700	4.2
		4,160,911	7.4

	Hong Kong: 2.9%
379,630	Other Securities	1,630,562	2.9

	Israel: 0.5%
21,562	Other Securities	305,284	0.5

	Italy: 0.9%
123,008	Other Securities	522,473	0.9

	Japan: 19.2%
13,500	Canon, Inc.	438,745	0.8
3,500	Central Japan Railway Co.	301,189	0.5

COMMON STOCK: (continued)
	Japan: (continued)
195,684	Mizuho Financial Group, Inc.	$306,183	0.5
10,090	Toyota Motor Corp.	389,042	0.7
1,149,748	Other Securities	9,417,127	16.7
		10,852,286	19.2

	Luxembourg: 0.5%
17,172	Other Securities	294,912	0.5

	Macau: 0.1%
20,000	Other Securities	74,762	0.1

	Netherlands: 4.8%
12,692	Royal Dutch Shell PLC — Class A	435,501	0.8
16,095	Royal Dutch Shell PLC — Class B	569,324	1.0
15,403	Koninklijke Philips Electronics NV	385,782	0.7
87,792	Other Securities	1,306,689	2.3
		2,697,296	4.8

	New Zealand: 0.2%
34,181	Other Securities	88,986	0.2

	Norway: 1.2%
5,630	Yara International ASA	265,336	0.5
14,552	Other Securities	396,573	0.7
		661,909	1.2

	Portugal: 0.3%
55,460	Other Securities	170,965	0.3

	Singapore: 1.8%
571,000	Other Securities	997,934	1.8

	Spain: 3.3%
19,659	Ferrovial SA	278,179	0.5
5,799	Red Electrica de Espana	272,086	0.5
202,101	Other Securities	1,303,932	2.3
		1,854,197	3.3

	Sweden: 3.2%
9,295	Assa Abloy AB	309,670	0.6
71,624	Other Securities	1,482,385	2.6
		1,792,055	3.2

	Switzerland: 8.1%
14,611	Nestle S.A.	927,627	1.6
11,352	Novartis AG	684,532	1.2
3,946	Roche Holding AG —Genusschein	760,099	1.4
803	Syngenta AG	313,081	0.6
32,600	UBS AG — Reg	489,117	0.9
1,431	Zurich Financial Services AG	352,770	0.6
19,017	Other Securities	1,041,224	1.8
		4,568,450	8.1

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: 20.7%
114,039	Barclays PLC	$421,689	0.8
9,168	BHP Billiton PLC	293,848	0.5
85,769	BP PLC	612,533	1.1
12,744	British American Tobacco PLC	632,102	1.1
81,310	BT Group PLC	279,431	0.5
9,374	Diageo PLC	267,991	0.5
18,470	GlaxoSmithKline PLC	413,869	0.7
85,829	HSBC Holdings PLC	846,220	1.5
12,098	Imperial Tobacco Group PLC	457,543	0.8
27,917	National Grid PLC	318,384	0.6
5,559	Reckitt Benckiser PLC	336,790	0.6
5,397	Rio Tinto PLC	269,617	0.5
17,163	Standard Chartered PLC	406,364	0.7
73,255	Tesco PLC	379,056	0.7
200,697	Vodafone Group PLC	545,024	1.0
22,838	WPP PLC	295,190	0.5
616,682	Other Securities	4,871,657	8.6
		11,647,308	20.7
	Total Common Stock
	(Cost $45,286,903)	54,610,790	96.9

PREFERRED STOCK: 0.4%
	Germany: 0.4%
6,294	Other Securities	229,240	0.4
	Total Preferred Stock
	(Cost $185,432)	229,240	0.4

RIGHTS: 0.0%
	Spain: 0.0%
33,999	Other Securities	6,698	0.0
	Total Rights
	(Cost $—)	6,698	0.0
	Total Long-Term Investments
	(Cost $45,472,335)	54,846,728	97.3

SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
1,361,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,361,000)	1,361,000	2.4
	Total Short-Term Investments
	(Cost $1,361,000)	1,361,000	2.4
	Total Investments in Securities (Cost $46,833,335)	$56,207,728	99.7
	Assets in Excess of Other Liabilities	174,845	0.3
	Net Assets	$56,382,573	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

Cost for federal income tax purposes is $48,923,757.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,891,723
Gross Unrealized Depreciation	(2,607,752)
Net Unrealized Appreciation	$7,283,971

Sector Diversification	Percentage of Net Assets
Financials	23.4%
Industrials	11.8
Consumer Staples	11.7
Health Care	10.0
Consumer Discretionary	9.7
Materials	9.6
Energy	7.9
Telecommunication Services	5.3
Information Technology	4.1
Utilities	3.8
Short-Term Investments	2.4
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,975,794	$—	$4,975,794
Austria	—	93,260	—	93,260
Belgium	222,225	618,914	—	841,139
China	—	51,768	—	51,768
Denmark	—	643,558	—	643,558
Finland	—	680,388	—	680,388
France	—	5,004,593	—	5,004,593
Germany	—	4,160,911	—	4,160,911
Hong Kong	—	1,630,562	—	1,630,562
Israel	—	305,284	—	305,284
Italy	—	522,473	—	522,473
Japan	53,006	10,799,280	—	10,852,286
Luxembourg	—	294,912	—	294,912
Macau	—	74,762	—	74,762
Netherlands	—	2,697,296	—	2,697,296
New Zealand	—	88,986	—	88,986
Norway	—	661,909	—	661,909
Portugal	43,985	126,980	—	170,965
Singapore	21,840	976,094	—	997,934
Spain	—	1,854,197	—	1,854,197
Sweden	—	1,792,055	—	1,792,055
Switzerland	—	4,568,450	—	4,568,450
United Kingdom	—	11,647,308	—	11,647,308
Total Common Stock	341,056	54,269,734	—	54,610,790
Preferred Stock	—	229,240	—	229,240
Rights	6,698	—	—	6,698
Short-Term Investments	1,361,000	—	—	1,361,000
Total Investments, at fair value	$1,708,754	$54,498,974	$—	$56,207,728
Liabilities Table
Other Financial Instruments+
Futures	$(10,570)	$—	$—	$(10,570)
Total Liabilities	$(10,570)	$—	$—	$(10,570)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING Index Plus International Equity Fund Open Futures Contracts on October 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	17	12/21/12	$1,290,640	$(10,570)
			$1,290,640	$(10,570)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$10,570
Total Liability Derivatives		$10,570

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$361,998	$361,998
Foreign exchange contracts	69,968	—	69,968
Total	$69,968	$361,998	$431,966

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$(218,858)	$(218,858)
Foreign exchange contracts	53,771	—	53,771
Total	$53,771	$(218,858)	$(165,087)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

ING INTERNATIONAL SMALL CAP FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.8%
		Australia: 6.2%
129,345		Amcor Ltd.	$1,059,639	0.4
79,200		Ansell Ltd.	1,283,269	0.5
68,385		Caltex Australia Ltd.	1,208,352	0.5
126,796		Computershare Ltd.	1,141,890	0.5
6,213,200		Other Securities	10,356,042	4.3
			15,049,192	6.2

		Austria: 1.5%
17,000		Kapsch TrafficCom AG	992,525	0.4
12,000		Mayr Melnhof Karton AG	1,186,904	0.5
23,000		Rosenbauer International AG	1,204,333	0.5
14,748		Other Securities	232,516	0.1
			3,616,278	1.5

		Belgium: 1.2%
292,124		Other Securities	2,937,626	1.2

		Bermuda: 0.0%
6,361		Other Securities	36,385	0.0

		Brazil: 0.4%
122,493		Other Securities	1,105,859	0.4

		Canada: 3.9%
43,500		Dorel Industries, Inc.	1,555,329	0.7
1,023,161		Other Securities	7,848,931	3.2
			9,404,260	3.9

		China: 1.4%
9,483,856		Other Securities(a)	3,362,139	1.4

		Denmark: 1.1%
72,824		GN Store Nord	1,141,332	0.5
58,149		Other Securities	1,426,122	0.6
			2,567,454	1.1

		Finland: 0.2%
57,989		Other Securities	380,298	0.2

		France: 4.5%
150,000		Groupe Eurotunnel S.A.	1,142,313	0.5
703,828		Other Securities	9,835,170	4.0
			10,977,483	4.5

		Germany: 9.9%
31,742		Aurubis AG	2,009,482	0.8
88,820		Deutsche Lufthansa AG	1,358,857	0.6
22,014		Draegerwerk AG & Co. KGaA	2,156,777	0.9
70,000		Freenet AG	1,157,261	0.5
30,015		Jungheinrich AG	993,645	0.4
46,683		Rheinmetall AG	2,231,182	0.9
63,000		Tom Tailor Holding AG	1,343,392	0.5
24,400		XING AG	1,388,219	0.6
696,592		Other Securities	11,274,774	4.7
			23,913,589	9.9

		Greece: 0.0%
4,134		Other Securities	28,111	0.0

COMMON STOCK: (continued)
		Hong Kong: 4.1%
819,500		Techtronic Industries Co.	$1,553,374	0.6
43,736,892		Other Securities	8,384,092	3.5
			9,937,466	4.1

		India: 1.2%
1,156,634		Other Securities	2,904,522	1.2

		Indonesia: 0.5%
23,195,000		Other Securities	1,118,624	0.5

		Ireland: 1.7%
45,000		DCC Plc	1,300,020	0.6
632,295		Other Securities	2,717,839	1.1
			4,017,859	1.7

		Israel: 0.0%
37,961		Other Securities	127,756	0.0

		Italy: 3.3%
100,000		Azimut Holding S.p.A.	1,270,403	0.5
42,301		Exor SpA	1,091,665	0.5
60,000		Prysmian S.p.A.	1,156,850	0.5
866,453		Other Securities	4,409,003	1.8
			7,927,921	3.3

		Japan: 18.3%
1,524,000	@	Kanematsu Corp.	1,797,724	0.7
129,000		Nippo Corp.	1,462,111	0.6
1,007,000		Yuasa Trading Co., Ltd.	1,666,810	0.7
5,905,814		Other Securities(a)	39,376,118	16.3
			44,302,763	18.3

		Malaysia: 0.9%
619,672		Kulim Malaysia BHD	1,017,444	0.4
1,707,800		Other Securities	1,297,608	0.5
			2,315,052	0.9

		Mexico: 0.3%
140,700		Other Securities	745,446	0.3

		Netherlands: 1.3%
80,000		Delta Lloyd NV	1,330,435	0.6
45,000		Ten Cate NV	997,561	0.4
246,707		Other Securities(a)	780,207	0.3
			3,108,203	1.3

		New Zealand: 1.0%
356,984		Chorus Ltd.	991,672	0.4
243,846		Fletcher Building Ltd.	1,410,394	0.6
			2,402,066	1.0

		Norway: 1.3%
1,054,191		Other Securities(a)	3,281,365	1.3

		Pakistan: 0.1%
1,375,131		Other Securities	220,798	0.1

		Philippines: 0.2%
117,840		Other Securities	383,526	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Poland: 0.0%
47,792		Other Securities	$66,098	0.0

		Portugal: 0.0%
26,243		Other Securities	44,389	0.0

		Russia: 0.1%
113,483		Other Securities	286,039	0.1

		Singapore: 3.0%
206,999	@	Flextronics International Ltd.	1,194,384	0.5
271,000		Mapletree Commercial Trust	268,279	0.1
812,680		Mapletree Industrial Trust	931,494	0.4
243,000		United Overseas Land Ltd.	1,124,367	0.5
5,565,770		Other Securities	3,742,087	1.5
			7,260,611	3.0

		South Africa: 0.3%
315,202		Other Securities	677,123	0.3

		South Korea: 3.0%
87,980		BS Financial Group, Inc.	995,822	0.4
382,087		Other Securities	6,272,166	2.6
			7,267,988	3.0

		Sweden: 1.3%
413,341		Other Securities(a)	3,124,755	1.3

		Switzerland: 4.0%
3,251		Forbo Holding AG	2,054,632	0.9
43,805		Gategroup Holding AG	1,160,955	0.5
4,430		Helvetia Holding AG	1,555,574	0.6
113,689		Other Securities	4,890,784	2.0
			9,661,945	4.0

		Taiwan: 1.9%
6,893,010		Other Securities	4,595,088	1.9

		Thailand: 1.3%
1,751,000		Krung Thai Bank PCL	1,029,344	0.4
369,200		Total Access Communication PCL	1,041,963	0.5
221,700		Other Securities	1,009,556	0.4
			3,080,863	1.3

		Turkey: 0.5%
1,052,229		Other Securities	1,312,544	0.5

		United Arab Emirates: 0.1%
200,000		Other Securities	239,492	0.1

		United Kingdom: 17.4%
257,265	@	Cairn Energy PLC	1,166,081	0.5
563,674		Debenhams PLC	1,091,284	0.4
113,483		Dechra Pharmaceuticals PLC	1,130,791	0.5
66,198		Dignity PLC	999,257	0.4
229,938		Drax Group PLC	2,086,891	0.9
734,199	@	EnQuest PLC	1,376,348	0.6

COMMON STOCK: (continued)
		United Kingdom: (continued)
223,353		Intermediate Capital Group PLC	$1,102,438	0.4
159,041		Interserve PLC	1,001,944	0.4
108,008		Micro Focus International PLC	1,001,837	0.4
350,849		QinetiQ PLC	1,117,451	0.5
130,183		WH Smith PLC	1,306,396	0.5
13,509,061		Other Securities(a)	28,791,864	11.9
			42,172,582	17.4

		United States: 0.4%
343,773		Other Securities	923,870	0.4

		Total Common Stock
		(Cost $222,860,398)	236,885,428	97.8

PREFERRED STOCK: 0.1%
		Germany: 0.1%
2,300		Other Securities	162,615	0.1

		Total Preferred Stock
		(Cost $131,000)	162,615	0.1

		Total Long-Term Investments
		(Cost $222,991,398)	237,048,043	97.9

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.0%
		Securities Lending Collateralcc(1): 0.7%
722,019		Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $722,027, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $736,459, due 01/15/14–11/01/42)	722,019	0.3
1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $1,020,000, due 01/01/27–10/20/42)	1,000,000	0.4
			1,722,019	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
632,563	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $632,563)	$632,563	0.3

	Total Short-Term Investments
	(Cost $2,354,582)	2,354,582	1.0

	Total Investments in Securities (Cost $225,345,980)	$239,402,625	98.9
	Assets in Excess of Other Liabilities	2,770,605	1.1
	Net Assets	$242,173,230	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $228,052,548.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$43,637,136
Gross Unrealized Depreciation	(32,287,059)
Net Unrealized Appreciation	$11,350,077

Sector Diversification	Percentage of Net Assets
Industrials	22.8%
Consumer Discretionary	18.9
Financials	13.1
Information Technology	11.9
Materials	11.9
Health Care	5.9
Energy	5.3
Consumer Staples	4.9
Telecommunication Services	2.2
Utilities	1.0
Short-Term Investments	1.0
Assets in Excess of Other Liabilities	1.1
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$415,807	$14,633,385	$—	$15,049,192
Austria	1,294,802	2,321,476	—	3,616,278
Belgium	1,907,548	1,030,078	—	2,937,626
Bermuda	36,385	—	—	36,385
Brazil	1,105,859	—	—	1,105,859
Canada	9,404,260	—	—	9,404,260
China	1,106,906	2,228,862	26,371	3,362,139
Denmark	145,735	2,421,719	—	2,567,454
Finland	123,225	257,073	—	380,298
France	2,059,411	8,918,072	—	10,977,483
Germany	5,363,952	18,549,637	—	23,913,589
Greece	28,111	—	—	28,111
Hong Kong	696,379	9,178,157	62,930	9,937,466
India	434,287	2,424,861	45,374	2,904,522
Indonesia	—	1,118,624	—	1,118,624
Ireland	1,422,653	2,595,206	—	4,017,859
Israel	—	127,756	—	127,756
Italy	599,519	7,328,402	—	7,927,921
Japan	711,259	43,591,504	—	44,302,763
Malaysia	321,416	1,993,636	—	2,315,052
Mexico	745,446	—	—	745,446
Netherlands	83,110	3,025,093	—	3,108,203
New Zealand	—	2,402,066	—	2,402,066
Norway	1,323,990	1,957,375	—	3,281,365

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Pakistan	$220,798	$—	$—	$220,798
Philippines	—	383,526	—	383,526
Poland	—	66,098	—	66,098
Portugal	44,389	—	—	44,389
Russia	—	286,039	—	286,039
Singapore	1,531,841	5,728,770	—	7,260,611
South Africa	250,409	426,714	—	677,123
South Korea	969,636	6,298,352	—	7,267,988
Sweden	846,296	2,278,459	—	3,124,755
Switzerland	2,685,693	6,976,252	—	9,661,945
Taiwan	551,666	4,043,422	—	4,595,088
Thailand	—	3,080,863	—	3,080,863
Turkey	—	1,312,544	—	1,312,544
United Arab Emirates	—	239,492	—	239,492
United Kingdom	5,915,233	36,257,349	—	42,172,582
United States	923,870	—	—	923,870
Total Common Stock	43,269,891	193,480,862	134,675	236,885,428
Preferred Stock	—	162,615	—	162,615
Short-Term Investments	632,563	1,722,019	—	2,354,582
Total Investments, at fair value	$43,902,454	$195,365,496	$134,675	$239,402,625

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $2,606,043 and $22,682,702 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy. At October 31, 2012, certain securities valued at $43,575 transferred from Level 3 to Level 1 due to the availability of quoted prices in active markets. At October 31, 2012, certain securities valued at $3,181 transferred from Level 2 to Level 3 due to significant unobservable inputs.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$42,317
Total	$42,317

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$11,765
Total	$11,765

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Australia: 3.5%
235,533		Alumina Ltd.	$235,115	1.0
20,849		Newcrest Mining Ltd.	575,017	2.5
			810,132	3.5

		Belgium: 2.8%
10,261		Ageas	261,604	1.1
13,356		Belgacom S.A.	390,476	1.7
			652,080	2.8

		Brazil: 2.4%
33,097		Banco Santander Brasil SA ADR	225,059	1.0
19,100		Centrais Eletricas Brasileiras SA	104,855	0.4
28,198		Centrais Eletricas Brasileiras SA ADR	225,584	1.0
			555,498	2.4

		Canada: 9.9%
21,130		Barrick Gold Corp.	855,765	3.7
27,426		Cameco Corp.	530,693	2.3
53,091		Kinross Gold Corp.	530,379	2.3
31,879		Talisman Energy, Inc.	363,421	1.6
			2,280,258	9.9

		France: 11.2%
8,126		Alstom	277,769	1.2
12,988	@	Areva SA	228,205	1.0
23,834		Carrefour S.A.	575,603	2.5
15,906		Electricite de France SA	336,588	1.5
6,446		Sanofi-Aventis	566,133	2.4
9,779		Thales S.A.	344,230	1.5
12,340		Vivendi	252,863	1.1
			2,581,391	11.2

		Germany: 3.7%
3,753		Allianz AG	466,216	2.0
3,787		Siemens AG	381,572	1.7
			847,788	3.7

		Israel: 2.1%
11,866		Teva Pharmaceutical Industries Ltd. ADR	479,624	2.1

		Italy: 3.3%
678,784		Telecom Italia S.p.A. RNC	543,544	2.4
28,491		Other Securities	206,842	0.9
			750,386	3.3

		Japan: 30.1%
144,390		Sumitomo Mitsui Trust Holdings, Inc.	438,195	1.9
29,800		Coca-Cola West Co., Ltd.	456,837	2.0
53,000		Dai Nippon Printing Co., Ltd.	375,561	1.6
14,400		Daiichi Sankyo Co., Ltd.	220,407	1.0
20,900		Fuji Photo Film Co., Ltd.	352,800	1.5
45,000		Japan Steel Works Ltd.	266,752	1.2

COMMON STOCK: (continued)
		Japan: (continued)
10,300		Mabuchi Motor Co., Ltd.	$436,481	1.9
34,200		Mitsui Sumitomo Insurance Group Holdings, Inc.	579,991	2.5
2,700		Nintendo Co., Ltd.	348,569	1.5
28,136		Nippon Telegraph & Telephone Corp. ADR	642,063	2.8
37,800		Panasonic Corp.	229,278	1.0
10,200		Rohm Co., Ltd.	329,422	1.4
7,800		Sankyo Co., Ltd.	353,389	1.5
38,000		Sekisui House Ltd.	388,549	1.7
11,800		Seven & I Holdings Co., Ltd.	363,905	1.6
34,400		Shiseido Co., Ltd.	435,342	1.9
4,555		Toyota Motor Corp. ADR	352,876	1.5
32,000		Wacoal Holdings Corp.	360,027	1.6
			6,930,444	30.1

		Netherlands: 1.6%
19,564		Wolters Kluwer NV	378,506	1.6

		Norway: 1.6%
296,568	@	Marine Harvest	232,693	1.0
16,388		Other Securities	129,820	0.6
			362,513	1.6

		Russia: 1.7%
43,417		Gazprom OAO ADR	396,614	1.7

		South Africa: 5.3%
17,838		AngloGold Ashanti Ltd ADR	606,135	2.6
38,832		Gold Fields Ltd.	482,450	2.1
6,966		Other Securities	125,593	0.6
			1,214,178	5.3

		South Korea: 4.2%
28,868		Korea Electric Power Corp. ADR	372,109	1.6
38,515		SK Telecom Co., Ltd. ADR	601,989	2.6
			974,098	4.2

		Sweden: 1.8%
46,217		Telefonaktiebolaget LM Ericsson ADR	410,869	1.8

		Switzerland: 2.9%
44,235	@	UBS AG	664,410	2.9

		United Kingdom: 6.8%
26,333		GlaxoSmithKline PLC	590,060	2.6
133,821		Home Retail Group	247,059	1.1
73,244	@	Polyus Gold International Ltd.	243,784	1.0
177,462		Vodafone Group PLC	481,926	2.1
			1,562,829	6.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: 3.7%
10,367		Axis Capital Holdings Ltd.	$375,493	1.6
6,308		Manpower, Inc.	239,325	1.0
21,923	@	Weatherford International Ltd.	247,730	1.1
			862,548	3.7

		Total Common Stock
		(Cost $23,837,336)	22,714,166	98.6

SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
203,586		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $203,586)	203,586	0.9

		Total Short-Term Investments
		(Cost $203,586)	203,586	0.9

		Total Investments in Securities (Cost $24,040,922)	$22,917,752	99.5
		Assets in Excess of Other Liabilities	106,569	0.5
		Net Assets	$23,024,321	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $25,200,154.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,044,525
Gross Unrealized Depreciation	(4,326,927)
Net Unrealized Depreciation	$(2,282,402)

Sector Diversification	Percentage of Net Assets
Materials	15.8%
Financials	13.0
Telecommunication Services	12.7
Industrials	10.7
Consumer Discretionary	10.0
Consumer Staples	9.0
Energy	8.6
Health Care	8.1
Information Technology	6.2
Utilities	4.5
Short-Term Investments	0.9
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$810,132	$—	$810,132
Belgium	—	652,080	—	652,080
Brazil	555,498	—	—	555,498
Canada	2,280,258	—	—	2,280,258
France	—	2,581,391	—	2,581,391
Germany	—	847,788	—	847,788
Israel	479,624	—	—	479,624
Italy	—	750,386	—	750,386
Japan	994,939	5,935,505	—	6,930,444
Netherlands	—	378,506	—	378,506
Norway	—	362,513	—	362,513
Russia	396,614	—	—	396,614
South Africa	606,135	608,043	—	1,214,178
South Korea	974,098	—	—	974,098
Sweden	410,869	—	—	410,869
Switzerland	664,410	—	—	664,410
United Kingdom	243,784	1,319,045	—	1,562,829
United States	862,548	—	—	862,548
Total Common Stock	8,468,777	14,245,389	—	22,714,166
Short-Term Investments	203,586	—	—	203,586
Total Investments, at fair value	$8,672,363	$14,245,389	$—	$22,917,752

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL VALUE CHOICE FUND

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

ING INTERNATIONAL VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Australia: 1.6%
359,449		Other Securities	$7,785,225	1.6

		Belgium: 1.3%
110,129		Belgacom S.A.	3,219,728	0.7
123,359		Other Securities	2,901,828	0.6
			6,121,556	1.3

		Brazil: 1.5%
622,971		Other Securities	7,195,608	1.5

		Canada: 2.2%
375,100		Other Securities	10,534,188	2.2

		China: 1.5%
4,358,500		Other Securities	7,084,300	1.5

		Denmark: 0.6%
173,971		Other Securities	2,721,548	0.6

		Finland: 0.5%
405,293		Other Securities	2,563,714	0.5

		France: 10.2%
264,457		AXA S.A.	4,215,082	0.9
65,605		BNP Paribas	3,309,425	0.7
156,569		Carrefour S.A.	3,781,222	0.8
178,780		Gaz de France	4,103,401	0.8
133,041		Sanofi-Aventis	11,684,589	2.4
140,670		Total S.A.	7,085,540	1.5
814,066		Other Securities	14,873,868	3.1
			49,053,127	10.2

		Germany: 6.1%
163,359		Deutsche Post AG	3,238,736	0.7
350,941		Deutsche Telekom AG	4,003,689	0.8
84,331		Siemens AG	8,497,058	1.7
268,488		Other Securities	13,824,016	2.9
			29,563,499	6.1

		Hong Kong: 2.0%
8,728,000		Other Securities(a)	9,453,165	2.0

		Israel: 0.5%
186,078		Other Securities	2,327,952	0.5

		Italy: 4.7%
352,667		ENI S.p.A.	8,115,149	1.7
1,939,890		Intesa Sanpaolo S.p.A.	3,124,942	0.6
2,799,503		Telecom Italia S.p.A.	2,582,849	0.5
4,538,016		Telecom Italia S.p.A. RNC	3,633,871	0.8
1,032,589		Other Securities	5,413,743	1.1
			22,870,554	4.7

		Japan: 22.3%
100,500		Canon, Inc.	3,266,218	0.7

COMMON STOCK: (continued)
		Japan: (continued)
596,800	#, @	Dynam Japan Holdings Co. Ltd.	$1,054,982	0.2
242,300		Fuji Photo Film Co., Ltd.	4,090,116	0.8
734,888		Hitachi Ltd.	3,897,239	0.8
124,400		Honda Motor Co., Ltd.	3,739,868	0.8
170,100		Japan Tobacco, Inc.	4,703,650	1.0
93,000		JGC Corp.	3,199,705	0.7
87,700		Nippon Telegraph & Telephone Corp.	4,010,357	0.8
160,600		Omron Corp.	3,201,767	0.7
188,200		Seven & I Holdings Co., Ltd.	5,803,978	1.2
191,500		Sumitomo Mitsui Financial Group, Inc.	5,851,666	1.2
229,600		Tokio Marine Holdings, Inc.	6,077,542	1.2
3,568,595		Other Securities	58,885,101	12.2
			107,782,189	22.3

		Mexico: 0.7%
219,144		Other Securities	3,376,937	0.7

		Netherlands: 7.6%
320,912		Koninklijke Ahold NV	4,086,649	0.9
237,745		Royal Dutch Shell PLC — Class A	8,157,746	1.7
100,506		Royal Dutch Shell PLC — Class B	3,555,169	0.7
141,615		Koninklijke Philips Electronics NV	3,546,878	0.7
163,715		Unilever NV	6,017,252	1.3
253,352		Wolters Kluwer NV	4,901,618	1.0
590,321		Other Securities	6,462,354	1.3
			36,727,666	7.6

		Norway: 0.6%
114,994		Other Securities	2,832,182	0.6

		Russia: 0.4%
35,900		Other Securities	2,170,155	0.4

		Singapore: 1.5%
1,390,600		Other Securities	7,055,046	1.5

		South Africa: 0.7%
234,257		Other Securities	3,315,684	0.7

		South Korea: 1.1%
214,200		KT Corp. ADR	3,630,690	0.7
6,047		Other Securities	1,900,902	0.4
			5,531,592	1.1

		Spain: 1.4%
288,085		Indra Sistemas S.A.	3,296,250	0.7
667,803		Other Securities	3,723,291	0.7
			7,019,541	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Sweden: 1.3%
701,637		Telefonaktiebolaget LM Ericsson	$6,215,857	1.3

		Switzerland: 5.3%
54,959		Nestle S.A.	3,489,250	0.7
119,894		Novartis AG	7,229,677	1.5
34,638		Roche Holding AG — Genusschein	6,672,152	1.4
418,765		Other Securities	8,197,556	1.7
			25,588,635	5.3

		United Kingdom: 20.3%
126,530		AstraZeneca PLC	5,867,846	1.2
684,412		BAE Systems PLC	3,454,428	0.7
1,687,199		Barclays PLC	6,238,863	1.3
182,725		BHP Billiton PLC	5,856,610	1.2
873,081		BP PLC	6,235,247	1.3
173,847	@	CRH PLC	3,243,097	0.7
356,097		GlaxoSmithKline PLC	7,979,291	1.7
610,181		HSBC Holdings PLC	6,015,997	1.3
6,903,804	@	Lloyds TSB Group PLC	4,546,214	0.9
284,183		Prudential PLC	3,902,886	0.8
98,889		Rio Tinto PLC	4,940,179	1.0
1,297,273		Tesco PLC	6,712,705	1.4
2,558,755		Vodafone Group PLC	6,948,700	1.4
5,827,232		Other Securities	25,850,563	5.4
			97,792,626	20.3

		United States: 2.5%
65,700		Newmont Mining Corp.	3,583,935	0.7
270,534		Other Securities	8,441,324	1.8
			12,025,259	2.5

		Total Common Stock
		(Cost $509,403,588)	474,707,805	98.4

RIGHTS: 0.0%
		Bermuda: 0.0%
255,000		Other Securities	68,849	0.0

		Total Rights
		(Cost $—)	68,849	0.0

		Total Long-Term Investments
		(Cost $509,403,588)	474,776,654	98.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
		Securities Lending Collateralcc(1): 0.2%
700,066
Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $700,073, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $714,067, due 01/15/14–11/01/42)

		(Cost $700,066)	$700,066	0.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.4%
6,924,432		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $6,924,432)	6,924,432	1.4

		Total Short-Term Investments
		(Cost $7,624,498)	7,624,498	1.6

		Total Investments in Securities (Cost $517,028,086)	$482,401,152	100.0
		Assets in Excess of Other Liabilities	182,401	—
		Net Assets	$482,583,553	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $528,336,347.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$41,599,796
Gross Unrealized Depreciation	(87,534,991)
Net Unrealized Depreciation	$(45,935,195)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING INTERNATIONAL VALUE FUND

Sector Diversification	Percentage of Net Assets
Financials	20.0%
Energy	10.7
Health Care	10.2
Consumer Staples	9.8
Telecommunication Services	9.3
Materials	9.2
Information Technology	8.7
Consumer Discretionary	8.6
Industrials	8.5
Utilities	3.4
Short-Term Investments	1.6
Assets in Excess of Other Liabilities	—
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$2,567,862	$5,217,363	$—	$7,785,225
Belgium	—	6,121,556	—	6,121,556
Brazil	7,195,608	—	—	7,195,608
Canada	10,534,188	—	—	10,534,188
China	—	7,084,300	—	7,084,300
Denmark	—	2,721,548	—	2,721,548
Finland	—	2,563,714	—	2,563,714
France	—	49,053,127	—	49,053,127
Germany	—	29,563,499	—	29,563,499
Hong Kong	—	9,301,779	151,386	9,453,165
Israel	—	2,327,952	—	2,327,952
Italy	—	22,870,554	—	22,870,554
Japan	1,054,982	106,727,207	—	107,782,189
Mexico	3,376,937	—	—	3,376,937
Netherlands	—	36,727,666	—	36,727,666
Norway	—	2,832,182	—	2,832,182
Russia	2,170,155	—	—	2,170,155
Singapore	—	7,055,046	—	7,055,046
South Africa	—	3,315,684	—	3,315,684
South Korea	3,630,690	1,900,902	—	5,531,592
Spain	—	7,019,541	—	7,019,541
Sweden	—	6,215,857	—	6,215,857
Switzerland	—	25,588,635	—	25,588,635
United Kingdom	6,634,267	91,158,359	—	97,792,626
United States	12,025,259	—	—	12,025,259
Total Common Stock	49,189,948	425,366,471	151,386	474,707,805
Rights	—	68,849	—	68,849
Short-Term Investments	6,924,432	700,066	—	7,624,498
Total Investments, at fair value	$56,114,380	$426,135,386	$151,386	$482,401,152

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

ING RUSSIA FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 0.5%
152,700	@	M Video	$1,201,523	0.5

		Consumer Staples: 6.7%
83,000		Magnit OAO	11,803,821	4.9
20,940		Magnit OJSC	2,977,976	1.2
100,000	#, @	MHP SA GDR	1,520,000	0.6
			16,301,797	6.7

		Energy: 42.5%
30,100		Eurasia Drilling Co. Ltd. GDR	1,041,460	0.4
3,753,700		Gazprom OAO	17,341,064	7.1
91,600		KazMunaiGas Exploration Production GDR	1,625,900	0.7
416,893		Lukoil OAO ADR	25,201,182	10.3
93,503		NovaTek OAO GDR	10,705,525	4.4
65,600	L	Gazprom Neft JSC ADR	1,617,696	0.7
1,642,200		Rosneft Oil Co. GDR	12,202,035	5.0
7,565,800	@	Surgutneftegas OJSC	4,681,748	1.9
559,212	L	Surgutneftegas OJSC ADR	4,893,600	2.0
470,000		Tatneft	1,532,053	0.6
258,033	L	Tatneft ADR	10,033,644	4.1
6,450		Transneft	12,915,315	5.3
			103,791,222	42.5

		Financials: 15.9%
244,843	@, L	Halyk Savings Bank of Kazakhstan JSC GDR	1,740,833	0.7
1,121,780		LSR Group GDR	5,424,716	2.2
8,816,221		Sberbank	25,808,559	10.6
1,727,400	L	VTB Bank OJSC GDR	5,982,237	2.4
			38,956,345	15.9

		Health Care: 1.1%
213,000	@	MD Medical Group Investments PLC GDR	2,626,290	1.1

		Industrials: 1.0%
138,400		Globaltrans Investment PLC GDR	2,560,400	1.0

		Information Technology: 1.4%
56,494	@	Mail.ru Group Ltd. GDR	1,888,010	0.8
64,500	@	Yandex NV	1,501,560	0.6
			3,389,570	1.4

		Materials: 15.3%
228,500		Eurasian Natural Resources Corp.	1,211,306	0.5
321,500	L	Mechel OAO ADR	2,041,525	0.8
31,100	@	MMC Norilsk Nickel	4,786,379	2.0
477,000	L	MMC Norilsk Nickel ADR	7,331,743	3.0
1,234,030		Novolipetsk Steel	2,317,921	0.9
75,400		Phosagro OAO GDR	1,042,028	0.4
129,300		Polymetal International PLC	2,330,747	1.0

COMMON STOCK: (continued)
		Materials: (continued)
408,400	L	Severstal OAO GDR	$4,959,953	2.0
291,390		Uralkali GDR	11,455,192	4.7
			37,476,794	15.3

		Telecommunications: 9.3%
1,012,300		JSFC Sistema	753,906	0.3
118,900		Mobile Telesystems OJSC	875,062	0.4
183,800		Mobile Telesystems OJSC	1,352,703	0.6
818,300		Mobile Telesystems OJSC ADR	14,025,662	5.7
1,279,500		Rostelecom OJSC	3,762,543	1.5
104,400		Sistema JSFC GDR	1,922,278	0.8
			22,692,154	9.3

		Utilities: 5.1%
870,207,200	@	Federal Grid Co. Unified Energy System JSC	5,673,664	2.3
274,215,648	@	RusHydro	6,736,165	2.8
			12,409,829	5.1

		Total Common Stock
		(Cost $190,360,829)	241,405,924	98.8

PREFERRED STOCK: 1.1%
		Financials: 1.1%
1,283,300	@	Sberbank of Russia	2,703,119	1.1

		Total Preferred Stock
		(Cost $2,820,817)	2,703,119	1.1

		Total Long-Term Investments
		(Cost $193,181,646)	244,109,043	99.9

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.8%
		Securities Lending Collateralcc,(1): 5.8%
164,830		Barclays Bank PLC, Repurchase Agreement dated 10/31/12, 0.30%, due 11/01/12 (Repurchase Amount $164,831, collateralized by various U.S. Government Securities, 0.375%–6.125%, Market Value plus accrued interest $168,127, due 04/15/15–05/15/38)	164,830	0.0
3,343,955		Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $3,343,984, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–11.000%, Market Value plus accrued interest $3,410,835, due 11/15/12–09/20/62)	3,343,955	1.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING RUSSIA FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc,(1): (continued)
539,160	Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $539,166, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $549,943, due 01/15/14–11/01/42)	$539,160	0.2
3,343,955	Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $3,343,987, collateralized by various U.S. Government Securities, 0.000%–2.125%, Market Value plus accrued interest $3,410,834, due 07/15/15–02/15/41)	3,343,955	1.4
3,343,955	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $3,343,985, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $3,410,834, due 01/01/27–10/20/42)	3,343,955	1.4

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc,(1): (continued)
3,343,955	Mizuho Securities USA Inc., Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $3,343,990, collateralized by various U.S. Government Agency Obligations, 2.034%–11.000%, Market Value plus accrued interest $3,410,834, due 02/01/13–01/01/42)	$3,343,955	1.4
		14,079,810	5.8

	Total Short-Term Investments
	(Cost $14,079,810)	14,079,810	5.8

	Total Investments in Securities (Cost $207,261,456)	$258,188,853	105.7
	Liabilities in Excess of Other Assets	(13,827,378)	(5.7)
	Net Assets	$244,361,475	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $216,676,869.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$70,044,295
Gross Unrealized Depreciation	(28,532,311)
Net Unrealized Appreciation	$41,511,984

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$1,201,523	$—	$1,201,523
Consumer Staples	1,520,000	14,781,797	—	16,301,797
Energy	29,486,238	74,304,984	—	103,791,222
Financials	1,740,833	37,215,512	—	38,956,345
Health Care	2,626,290	—	—	2,626,290

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

ING RUSSIA FUND

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2012
Industrials	$2,560,400	$—	$—	$2,560,400
Information Technology	1,501,560	1,888,010	—	3,389,570
Materials	3,083,553	34,393,241	—	37,476,794
Telecommunications	14,025,662	8,666,492	—	22,692,154
Utilities	—	12,409,829	—	12,409,829
Total Common Stock	56,544,536	184,861,388	—	241,405,924
Preferred Stock	—	2,703,119	—	2,703,119
Short-Term Investments	—	14,079,810	—	14,079,810
Total Investments, at fair value	$56,544,536	$201,644,317	$—	$258,188,853

(1)	For the year ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2012, securities valued at $98,313,612 and $2,897,446 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended October 31, 2012.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended October 31, 2012 were as follows:

Fund Name	Type	Per Share Amount
ING Diversified International Fund
Class A	NII	$0.1054
Class B	NII	$0.0225
Class C	NII	$0.0227
Class I	NII	$0.1319
Class O	NII	$0.1126
Class R	NII	$0.0855
Class W	NII	$0.1343
ING Global Bond Fund
Class A	NII	$0.1447
Class B	NII	$0.0602
Class C	NII	$0.0610
Class I	NII	$0.1800
Class O	NII	$0.1460
Class R	NII	$0.1117
Class W	NII	$0.1744
All Classes	STCG	$0.3305
All Classes	LTCG	$0.1228
All Classes	ROC	$0.1644
ING Global Value Choice Fund
Class A	NII	$0.3054
Class B	NII	$—
Class C	NII	$0.0847
Class I	NII	$0.4300
Class W	NII	$0.3871
All Classes	STCG	$1.4720
All Classes	LTCG	$1.5798
ING Index Plus International Equity Fund
Class A	NII	$0.1853
Class B	NII	$0.0932
Class C	NII	$0.1217
Class I	NII	$0.2229
Class O	NII	$0.1864
Class W	NII	$0.2191
ING International Small Cap Fund
Class A	NII	$0.5705
Class B	NII	$0.1651
Class C	NII	$0.3323
Class I	NII	$0.7676
Class O	NII	$0.6457
Class W	NII	$0.7165
ING International Value Choice Fund
Class A	NII	$0.2727
Class B	NII	$0.1484
Class C	NII	$0.1833
Class I	NII	$0.3032
Class W	NII	$0.3013
ING International Value Fund
Class A	NII	$0.2786
Class B	NII	$0.1626
Class C	NII	$0.1944
Class I	NII	$0.3320
Class W	NII	$0.3148

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

ROC — Return of capital

Of the ordinary distributions made during the year ended October 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Diversified International	0.78%
Global Value Choice	16.55%
International Small Cap	0.39%
International Value	0.62%

For the year ended October 31, 2012, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Diversified International	100.00%
Global Value Choice	37.51%
Index Plus International Equity	100.00%
International Small Cap	100.00%
International Value Choice	100.00%
International Value	100.00%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Global Bond	100.00%
International Small Cap	0.52%

Pursuant to Internal Revenue Code Section 871(k)(2), the following Funds designate 100% of their short-term capital gain distributions as short-term capital gain dividends:

Global Bond
Global Value Choice

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Diversified International	$143,407	$0.0132	84.25%
Global Value Choice	$510,446	$0.0743	89.47%
Index Plus International Equity	$200,347	$0.0280	93.59%
International Small Cap	$431,252	$0.0671	74.57%
International Value Choice	$72,086	$0.0287	100.00%
International Value	$1,424,152	$0.0303	94.01%
Russia	$758,990	$0.0972	99.04%

*	None of the funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (Independent Trustee). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	IMF November 2007–Present IMT December 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present).	138	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present). Formerly, Consultant (July 2007–February 2008).	138	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	138	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	IMF November 2007–Present IMT December 2007–Present	Retired.	138	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	138	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001– June 2009).	138	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant (May 2001– Present).	138	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	138	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	IMF November 2007–Present IMT December 2007–Present	Retired.	138	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	IMF November 2007–Present IMT December 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	174	ING Capital Corporation, LLC (December 2005–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of November 30, 2012.

(3)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	IMF May 1999–Present IMT November 1999–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investment Management, LLC (February 2012– Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003– Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006–Present).

Julius Drelick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007– June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	IMF May 1999–Present IMT November 1999– Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President–Director, ING Funds Services, LLC (August 2003–March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012– Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

ING International Value Equity Fund (formerly, ING Global Value Choice Fund)

ING International Value Equity Fund (formerly, ING Global Value Choice Fund) had been sub-advised by Tradewinds Global Investors, LLC (“Tradewinds”) since its inception in February 2005. At a meeting of the Board held on September 6, 2012, the Board, including a majority of the independent trustees (“Independent Trustees″), determined to: (1) terminate Tradewinds as sub-adviser to the Fund effective November 13, 2012; (2) appoint ING Investment Management Co. LLC (“ING IM”) as sub-adviser to the Fund; (3) approve an interim sub-advisory agreement with ING IM that became effective on November 30, 2012 (the “Interim Agreement”), under which ING IM would serve as the sub-adviser to the Fund and provide day-to-day management services to the Fund for a period of up to 150 days; and (4) approve a new sub-advisory contract (“Sub-Advisory Contract”) with ING IM under which it would continue to serve as sub-adviser (“Sub-Adviser”) to the Fund upon expiration of the 150 day period of the Interim Agreement. The Sub-Advisory Contract is subject to shareholder approval and is expected to become effective in March 2013. The Interim Agreement was put into place to bridge the period between the termination of Tradewinds and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Sub-Advisory Contract.

In determining whether to approve the Interim Agreement and the Sub-Advisory Contract (together, the “Sub-Advisory Agreements”) with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreements with ING IM should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Agreements with ING IM included the following: (1) ING IM’s presentation before the Joint Meeting of the Domestic Equity Funds Investment Review Committee and the International/Balanced/Fixed Income Funds Investment Review Committee at their September 5, 2012 meeting; (2) memoranda and related materials provided to the Board in advance of its September 6, 2012 meeting discussing: (a) Management’s rationale for appointing ING IM as the sub-adviser to the Fund, including the turnover in the portfolio management team, changes in leadership at Tradewinds, and the Fund’s performance relative to its benchmark and selected peer group (“Selected Peer Group”), (b) the performance of ING IM in managing the International Value Strategy, which is managed in an investment style that is similar to its proposed management of the Fund, and (c) ING IM’s considerable firm-wide resources, investment philosophy, and overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance and projected net expense ratio of the Fund as compared with a representative group of mutual funds with similar investment programs to the investment program of the Fund as modified in connection with the appointment of ING IM; (4) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreements; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the view of ING Investments, LLC (“IIL”) with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of ING IM in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the proposed Sub-Advisory Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and their fit among the stable of managers in the ING Funds line-up; (5) the compensation under the Sub-Advisory Agreements in light of the services to be provided by ING IM; (6) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (7) the sub-advisory fee rate payable by IIL to ING IM; (8) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (10) ING IM’s Code of Ethics, which had previously been approved by the Board and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as sub-adviser to the Fund under the Sub-Advisory Agreements with IIL; (2) the sub-advisory fee rate payable by IIL to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Agreements for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Choice Fund

ING International Value Choice Fund had been sub-advised by Tradewinds since its inception in February 2005. At a meeting of the Board held on September 6, 2012, the Board, including a majority of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Trustees, determined to: (1) approve the merger of the Fund with and into ING International Value Equity Fund (formerly, ING Global Value Choice Fund), a series of ING Mutual Funds in March 2013 (the “Merger”), subject to shareholder approval of the Merger; (2) terminate Tradewinds as sub-adviser to the Fund effective November 13, 2012; (3) appoint ING IM as sub-adviser to the Fund; (4) approve an interim sub-advisory agreement with ING IM that became effective on November 30, 2012 (the “Interim Agreement”), under which ING IM would serve as the sub-adviser to the Fund and provide day-to-day management services to the Fund for a period of up to 150 days; and (5) approve a new sub-advisory contract (“Sub-Advisory Contract”) with ING IM under which it would continue to serve as sub-adviser to the Fund upon expiration of the 150 day period of the Interim Agreement. The Merger is subject to shareholder approval and is expected to become effective in March 2013. The Sub-Advisory Contract is also subject to shareholder approval and is expected to become effective in March 2013 in the event the merger is not approved or the closing date of the merger takes place after the expiration of the Interim Agreement. The Interim Agreement was put into place to bridge the period between the termination of Tradewinds and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Merger.

In determining whether to approve the Interim Agreement and the Sub-Advisory Contract (together, the “Sub-Advisory Agreements”) with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreements with ING IM should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Agreements with ING IM included the following: (1) ING IM’s presentation before the Joint Meeting of the Domestic Equity Funds Investment Review Committee and the International/Balanced/Fixed Income Funds Investment Review Committee at their September 5, 2012 meeting; (2) memoranda and related materials provided to the Board in advance of its September 6, 2012 meeting discussing: (a) Management’s rationale for proposing the Merger and appointing ING IM as the sub-adviser to the Fund, including the turnover in the portfolio management team, changes in leadership at Tradewinds, and the Fund’s performance relative to its benchmark and Selected Peer Group, (b) the performance of ING IM in managing the International Value Strategy, which is managed in an investment style that is similar to its proposed management of the ING International Equity Fund, which the Fund was proposed to merge into, and (c) ING IM’s considerable firm-wide resources, investment philosophy, and overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance and projected net expense ratio of the Fund as compared with a representative group of mutual funds with similar investment programs to the investment program of the Fund as modified in connection with the appointment of ING IM; (4) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreements; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the view of IIL with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of ING IM in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the proposed Sub-Advisory Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and their fit among the stable of managers in the ING Funds line-up; (5) the compensation under the Sub-Advisory Agreements in light of the services to be provided by ING IM; (6) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (7) the sub-advisory fee rate payable by IIL to ING IM; (8) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (10) ING IM’s Code of Ethics, which had previously been approved by the Board and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as sub-adviser to the Fund under the Sub-Advisory Agreements with IIL; (2) the sub-advisory fee rate payable by IIL to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Agreements for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-UINTDIF     (1012-122012)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(l), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley, Peter S. Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $22,708 for year ended October 31, 2012 and $37,318 for year ended October 31, 2011.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,400 for the year ended October 31, 2012 and $2,400 for the year ended October 31, 2011.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $9,457 in the year ended October 31, 2012 and $7,414 in the year ended October 31, 2011. Such services induced review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2012 and $0 for the year ended October 31, 2011.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved:  November 17, 2011

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

____________________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012  through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

____________________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2012  through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services
Dated:

January 1, 2012 to December 31, 2012

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $351,837 for year ended October 31, 2012 and $50,106 for year ended October 31, 2011.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Australia: 1.6%
118,005		Australia & New Zealand Banking Group Ltd.	3,113,136	0 .7
36,300		BHP Billiton Ltd. ADR	2,567,862	0 .5
205,144		Iluka Resources Ltd.	2,104,227	0 .4
		7,785,225		1 .6

		Belgium: 1.3%
110,129		Belgacom S.A.	3,219,728	0 .7
123,359		KBC Groep NV	2,901,828	0 .6
		6,121,556		1 .3

		Brazil: 1.5%
63,592		Banco do Brasil S.A.	678,486	0 .1
144,000		Banco Santander Brasil SA ADR	979,200	0 .2
196,071		Centrais Eletricas Brasileiras SA ADR	1,090,155	0 .2
120,170		Petroleo Brasileiro SA ADR	2,467,090	0 .5
55,530		Telefonica Brasil SA ADR	1,222,770	0 .3
43,608		Tim Participacoes SA ADR	757,907	0 .2
		7,195,608		1 .5

		Canada: 2.2%
74,500		Barrick Gold Corp.	3,017,250	0 .6
177,000		Kinross Gold Corp.	1,768,230	0 .4
27,900		Magna International, Inc.	1,239,039	0 .2
29,600		National Bank Of Canada	2,287,387	0 .5
66,100		Suncor Energy, Inc.	2,222,282	0 .5
		10,534,188		2 .2

		China: 1.5%
232,500		China Mobile Ltd.	2,578,831	0 .6
754,000		China Overseas Land & Investment Ltd.	1,963,302	0 .4
3,182,000		Huaneng Power International, Inc.	2,542,167	0 .5
190,000	@,X	Sino-Forest Corp.	–	–
		7,084,300		1 .5

		Denmark: 0.6%
173,971	@	Danske Bank A/S	2,721,548	0 .6

		Finland: 0.5%
405,293		Stora Enso OYJ (Euro Denominated Security)	2,563,714	0 .5

		France: 10.2%
13,083		Air Liquide	1,544,467	0 .3
264,457		AXA S.A.	4,215,082	0 .9
65,605		BNP Paribas	3,309,425	0 .7
156,569		Carrefour S.A.	3,781,222	0 .8
277,335		France Telecom S.A.	3,099,900	0 .6
178,780		Gaz de France	4,103,401	0 .9
332,128		Natixis	1,090,067	0 .2
55,118		Renault S.A.	2,471,420	0 .5
133,041		Sanofi-Aventis	11,684,589	2 .4
43,100		Schneider Electric S.A.	2,698,675	0 .6
81,018	@	Societe Generale	2,583,823	0 .5
12,284		Technip S.A.	1,385,516	0 .3
140,670		Total S.A.	7,085,540	1 .5
		49,053,127		10 .2

		Germany: 6.1%
28,659		BASF AG	2,377,263	0 .5
24,843		Bayer AG	2,166,126	0 .4
32,206		Bayerische Motoren Werke AG	2,574,726	0 .5
8,470		DaimlerChrysler AG	396,774	0 .1
28,500		Deutsche Bank AG	1,298,199	0 .3
163,359		Deutsche Post AG	3,238,736	0 .7
350,941		Deutsche Telekom AG	4,003,689	0 .8
112,085		E.ON AG	2,551,612	0 .5
33,725		SAP AG	2,459,316	0 .5
84,331		Siemens AG	8,497,058	1 .8
		29,563,499		6 .1

		Hong Kong: 2.0%
494,000		AIA Group Ltd.	1,948,073	0 .4
6,582,000	@,X	Chaoda Modern Agriculture Holdings Ltd.	151,386	0 .1
510,000	L	Esprit Holdings Ltd.	659,446	0 .1
281,500		Power Assets Holdings Ltd.	2,392,059	0 .5
397,000		Wharf Holdings Ltd.	2,706,866	0 .6
463,500		Yue Yuen Industrial Holdings	1,595,335	0 .3
		9,453,165		2 .0

		Israel: 0.5%
186,078		Israel Chemicals Ltd.	2,327,952	0 .5

		Italy: 4.7%
651,064		Enel S.p.A.	2,451,730	0 .5
352,667		ENI S.p.A.	8,115,149	1 .7
258,225		Fiat Industrial SpA	2,798,882	0 .6
1,939,890		Intesa Sanpaolo S.p.A.	3,124,942	0 .6
123,300		Intesa Sanpaolo SpA	163,131	0 .0
2,799,503		Telecom Italia S.p.A.	2,582,849	0 .5
4,538,016		Telecom Italia S.p.A. RNC	3,633,871	0 .8
		22,870,554		4 .7

		Japan: 22.3%
48,500		Astellas Pharma, Inc.	2,412,273	0 .5
49,600		Bridgestone Corp.	1,158,607	0 .2
100,500		Canon, Inc.	3,266,217	0 .7
705,590		Sumitomo Mitsui Trust Holdings, Inc.	2,141,326	0 .4
379,600		Dai Nippon Printing Co., Ltd.	2,689,865	0 .5
127,036		Daiichi Sankyo Co., Ltd.	1,944,420	0 .4
596,800	#,@	Dynam Japan Holdings Co. Ltd.	1,054,982	0 .2
242,300		Fuji Photo Film Co., Ltd.	4,090,116	0 .8
241,000		Hachijuni Bank Ltd.	1,244,959	0 .2
734,888		Hitachi Ltd.	3,897,239	0 .8
124,400		Honda Motor Co., Ltd.	3,739,868	0 .8
133,800		Hoya Corp.	2,709,788	0 .6
285		Inpex Holdings, Inc.	1,623,607	0 .3
170,100		Japan Tobacco, Inc.	4,703,650	1 .0

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
93,000		JGC Corp.	3,199,705	0 .7
50,300		Kao Corp.	1,413,006	0 .3
95,200		Komatsu Ltd.	1,994,882	0 .4
72,400		Mabuchi Motor Co., Ltd.	3,068,082	0 .6
49,500		Makita Corp.	1,959,745	0 .4
391,500		Mitsubishi UFJ Financial Group, Inc.	1,771,134	0 .4
158,800		Mitsui Sumitomo Insurance Group Holdings, Inc.	2,693,057	0 .6
14,200		Nintendo Co., Ltd.	1,833,215	0 .4
87,700		Nippon Telegraph & Telephone Corp.	4,010,357	0 .8
343,900		Nissan Motor Co., Ltd.	2,876,160	0 .6
83,000		NKSJ Holdings, Inc.	1,513,052	0 .3
2,024		NTT DoCoMo, Inc.	2,932,831	0 .6
160,600		Omron Corp.	3,201,767	0 .7
31,600		Ono Pharmaceutical Co., Ltd.	1,907,980	0 .4
26,460		ORIX Corp.	2,717,706	0 .6
43,500		Rohm Co., Ltd.	1,404,888	0 .3
36,900		Sankyo Co., Ltd.	1,671,803	0 .3
45,600		Secom Co., Ltd.	2,322,595	0 .5
44,500		Sega Sammy Holdings, Inc.	838,755	0 .2
188,200		Seven & I Holdings Co., Ltd.	5,803,978	1 .2
147,200		Shiseido Co., Ltd.	1,862,859	0 .4
83,000		Sony Corp.	982,753	0 .2
191,500		Sumitomo Mitsui Financial Group, Inc.	5,851,666	1 .2
12,400		Taisho Pharmaceutical Holdings Co. Ltd.	1,001,434	0 .2
31,200		TDK Corp.	1,173,243	0 .2
229,600		Tokio Marine Holdings, Inc.	6,077,542	1 .3
60,900		Tokyo Electron Ltd.	2,742,349	0 .6
59,100		Toyota Motor Corp.	2,278,728	0 .5
		107,782,189		22 .3

		Mexico: 0.7%
85,900		America Movil SAB de CV ADR	2,172,411	0 .5
133,244	@	Cemex SAB de CV ADR	1,204,526	0 .2
		3,376,937		0 .7

		Netherlands: 7.6%
503,627		Aegon NV	2,816,597	0 .6
29,745		Akzo Nobel NV	1,618,956	0 .3
56,949		European Aeronautic Defence and Space Co. NV	2,026,801	0 .4
320,912		Koninklijke Ahold NV	4,086,649	0 .9
237,745		Royal Dutch Shell PLC - Class A	8,157,746	1 .7
100,506		Royal Dutch Shell PLC - Class B	3,555,169	0 .7
141,615		Koninklijke Philips Electronics NV	3,546,878	0 .7
163,715		Unilever NV	6,017,252	1 .3
253,352		Wolters Kluwer NV	4,901,618	1 .0
		36,727,666		7 .6

		Norway: 0.6%
114,994		Statoil ASA	2,832,182	0 .6

		Russia: 0.4%
35,900		Lukoil OAO ADR	2,170,155	0 .4

		Singapore: 1.5%
286,000		Oversea-Chinese Banking Corp.	2,125,657	0 .5
940,100		Singapore Telecommunications Ltd.	2,476,237	0 .5
164,500		United Overseas Bank Ltd.	2,453,152	0 .5
		7,055,046		1 .5

		South Africa: 0.7%
161,957		Gold Fields Ltd.	2,012,158	0 .4
72,300		Impala Platinum Holdings Ltd.	1,303,526	0 .3
		3,315,684		0 .7

		South Korea: 1.1%
214,200		KT Corp. ADR	3,630,690	0 .7
6,047		Posco	1,900,902	0 .4
		5,531,592		1 .1

		Spain: 1.4%
463,636		Banco Popular Espanol S.A.	725,023	0 .1
129,829		Gas Natural SDG S.A.	2,017,101	0 .4
288,085		Indra Sistemas S.A.	3,296,250	0 .7
74,338		Telefonica S.A.	981,167	0 .2
		7,019,541		1 .4

		Sweden: 1.3%
701,637		Telefonaktiebolaget LM Ericsson	6,215,857	1 .3

		Switzerland: 5.3%
1,555		Givaudan	1,555,448	0 .3
54,959		Nestle S.A.	3,489,250	0 .7
119,894		Novartis AG	7,229,677	1 .5
34,638		Roche Holding AG - Genusschein	6,672,152	1 .4
223,300	@	STMicroelectronics NV	1,315,178	0 .3
44,610		Swiss Re Ltd.	3,086,894	0 .6
149,300		UBS AG - Reg	2,240,036	0 .5
		25,588,635		5 .3

		United Kingdom: 20.3%
126,530		AstraZeneca PLC	5,867,846	1 .2
684,412		BAE Systems PLC	3,454,428	0 .7
1,687,199		Barclays PLC	6,238,863	1 .3
182,725		BHP Billiton PLC	5,856,610	1 .2
873,081		BP PLC	6,235,247	1 .3
55,500		BP PLC ADR	2,380,395	0 .5
173,847	@	CRH PLC	3,243,097	0 .7
27,200	@	Ensco PLC	1,572,704	0 .3
356,097		GlaxoSmithKline PLC	7,979,292	1 .7
1,581,120		Home Retail Group	2,919,049	0 .6
610,181		HSBC Holdings PLC	6,015,997	1 .3
55,647		Imperial Tobacco Group PLC	2,104,554	0 .4
1,159,934		ITV PLC	1,623,936	0 .3
270,300		J Sainsbury PLC	1,549,809	0 .3
337,500		Kingfisher PLC	1,580,191	0 .3
1,213,522		Legal & General Group PLC	2,630,599	0 .6
6,903,804	@	Lloyds TSB Group PLC	4,546,214	1 .0

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
404,551	Marks & Spencer Group PLC	2,574,827	0 .5
284,183	Prudential PLC	3,902,886	0 .8
98,889	Rio Tinto PLC	4,940,179	1 .0
51,800	Signet Jewelers Ltd.	2,681,168	0 .6
1,297,273	Tesco PLC	6,712,705	1 .4
2,558,755	Vodafone Group PLC	6,948,700	1 .4
515,231	WM Morrison Supermarkets PLC	2,230,840	0 .5
154,927	WPP PLC	2,002,490	0 .4
		97,792,626	20 .3

	United States: 2.5%
84,700	Coca-Cola Enterprises, Inc.	2,662,968	0 .6
65,700	Newmont Mining Corp.	3,583,935	0 .7
55,000	@ Rowan Companies PLC	1,744,050	0 .4
36,200	@ Seagate Technology	988,984	0 .2
94,634	@ TE Connectivity Ltd.	3,045,322	0 .6
		12,025,259	2 .5

	Total Common Stock
	(Cost $509,403,588)	474,707,805	98 .4

RIGHTS: 0.0%
	Bermuda: 0.0%
255,000	@ Esprit Holdings Ltd.	68,849	0 .0

	Total Rights
	(Cost $–)	68,849	0 .0

	Total Long-Term Investments
	(Cost $509,403,588)	474,776,654	98 .4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc(1): 0.2%
700,066	Daiwa Capital Markets, Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $700,073, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $714,067, due 01/15/14-11/01/42)
	(Cost $700,066)	700,066	0 .2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
6,924,432	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $6,924,432)	6,924,432	1 .4

	Total Short-Term Investments
	(Cost $7,624,498)	7,624,498	1 .6

	Total Investments in Securities (Cost $517,028,086)	$ 482,401,152	100 .0
	Assets in Excess of Other Liabilities	182,401	–
	Net Assets	$ 482,583,553	100 .0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $528,336,347.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$41,599,796
Gross Unrealized Depreciation	(87,534,991)
Net Unrealized Depreciation	$(45,935,195)

Sector Diversification	Percentage of Net Assets
Financials	20 .1%
Energy	10 .7
Health Care	10 .1
Consumer Staples	9 .9
Materials	9 .2
Telecommunication Services	9 .2
Information Technology	8 .7
Industrials	8 .6
Consumer Discretionary	8 .4
Utilities	3 .5
Short-Term Investments	1 .6
Assets in Excess of Other Liabilities	–
Net Assets	100 .0%

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Mayflower Trust

By	/s/ Shaun P, Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 7, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 7, 2013

By	/s/ Todd Modic Todd Modic
Senior Vice President and Chief Financial Officer
Date: January 7, 2013